UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06303
                                                     ---------------------

                   Nuveen Quality Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report October 31, 2009

-----------------   -----------------   ----------------   ----------------
NUVEEN INVESTMENT   NUVEEN SELECT       NUVEEN QUALITY     NUVEEN PREMIER
QUALITY MUNICIPAL   QUALITY MUNICIPAL   INCOME MUNICIPAL   MUNICIPAL INCOME
FUND, INC.          FUND, INC.          FUND, INC.         FUND, INC.
NQM                 NQS                 NQU                NPF

-----------------   ------------------
NUVEEN MUNICIPAL    NUVEEN MUNICIPAL
HIGH INCOME         HIGH INCOME
OPPORTUNITY FUND    OPPORTUNITY FUND 2
NMZ                 NMD

                                                                      OCTOBER 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------
Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Portfolio managers Tom Spalding, Paul Brennan, John Miller and Johnathan Wilhelm discuss U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these six Funds. A 33-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. With 20 years of industry experience, including twelve years at Nuveen, Paul assumed portfolio management responsibility for NPF in 2006. John, who has 15 years of municipal market experience, has managed NMZ since its inception in 2003. Johnathan, who joined Nuveen in 2001 with 20 years of industry experience, served as co-portfolio manager of NMD beginning in 2007 and assumed full portfolio management responsibility for this Fund as well as for NQM in March 2009.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy. In an effort to improve conditions, the Federal Reserve (Fed) lowered the fed funds rate to a target range of zero to 0.25% in December 2008, the lowest level on record. In February 2009, the federal government augmented its efforts to boost the economy by passing a $787 billion stimulus package, which joined the $700 billion financial industry rescue package it had passed in late 2008. In March 2009, the Fed announced in addition to maintaining the current rate, it would buy $300 billion in long-term Treasury securities and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the credit and housing markets.

      CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

In recent months, the measures taken by the Fed and the others to ease the economic recession have produced some incipient signs of improvement. In the third quarter of 2009, the U.S. gross domestic product (GDP) posted positive growth (2.8% annualized) for the first time since the second quarter of 2008. Housing prices also provided something of a bright spot between June and September 2009 by recording four consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI), reflecting a 14% drop in energy prices, fell 0.2% year-over-year as of October 2009. This marked the seventh straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes food and energy) rose 1.7% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. October 2009 marked the 22nd consecutive month of net job losses, with a total of 7.3 million jobs lost since the recession began in December 2007. This is the biggest decline since the Great Depression. The national unemployment rate for October 2009 was 10.2%, a 26-year high, up from 6.6% in October 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008, and municipal bonds continued to improve throughout most of 2009. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. As of October 31, 2009, taxable Build America Bonds issuance totaled $48.5 billion, accounting for almost 20% of new bonds issued in the municipal market during the period since their introduction.

Over the twelve months ended October 31, 2009, tax-exempt municipal bond issuance nationwide totaled $404.5 billion, a drop of approximately 10% compared with the twelve-month period ended October 31, 2008. As mentioned earlier, demand was strong, especially on the part of individual investors and broker/dealers. The combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

                                                            Nuveen Investments 3

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During the majority of this twelve-month period, the tax-exempt municipal bond market was characterized by strong demand, constrained supply and generally improving valuations.

In this environment, our trading activity continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In NQM, we added to our holdings of credits rated A and BBB and, to a lesser degree, non-rated and sub-investment grade bonds. These additions to our portfolio, which we purchased in both the primary and secondary markets, tended to have maturities at the longer end of the yield curve, specifically 20 to 30 years. From a sector perspective, we emphasized hospital and industrial development revenue (IDR) bonds, both of which we believed to be significant areas of opportunity. While the overall supply of new tax-exempt bonds declined, supply was more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, many hospitals were issuing fixed rate bonds during this period in order to refinance and retire outstanding debt that had initially been issued as variable rate debt.

In NQS and NQU, our focus was generally on purchasing investment-grade quality bonds offering good call protection. Many of the additions to our portfolio were in the health care sector, primarily bonds rated AA, A or BBB. In NPF, we purchased bonds with longer maturities in two categories: essential services and health care. In essential services, our purchases included bonds such as those issued for water and sewer projects, utilities, schools and roads. In the health care sector, most were rated AA or A.

In NMZ and NMD, which were established as high-yield funds that can invest up to 50% of their portfolios in sub-investment-grade quality municipal credits, our primary emphasis remained on bottom-up credit analysis and selection, which we believe are critical in the high-yield segment of the market. During this period, NMZ also emphasized the selective buying of bonds that had been battered by the challenging market environment of 2008, which we found in sectors such as hospitals and industrial development revenue (IDR) bonds. Two other areas of the market that we believed to be undervalued were community development districts
(CDD) and natural gas pre-payment contract bonds. CDD bonds have been impacted by the decline of the housing market as well as weaker demand, particularly from retail buyers. Natural gas pre-payment contract bonds, which are used by municipal utilities to prepay for gas supplies to be delivered over a long period of time, are backed by a combination of public gas distribution systems and major financial institutions. As a result, these bonds suffered during the downturn in the financial sector. In general, we were buying bonds rated BBB that had better known names and relatively stable track records, all of which enhanced the liquidity of the bonds we purchased. We also maintained our positions in bonds that we believed were good long-term holds with stable to improving credit fundamentals.

4 Nuveen Investments

In NMD, we also found attractive opportunities to increase the Fund's exposure to gas pre-payment bonds as well as special tax issues and bonds issued for charter and private schools. In addition, we reduced our exposure to health care, where we thought NMD had become too heavily weighted.

Cash for new purchases during this period was generated largely by maturing or called bonds and sinking fund proceeds. In addition, NPF sold some credits with shorter maturities, including pre-refunded bonds. In NQM, we sold bonds that we believed did not have much capacity for further price appreciation, including pre-refunded bonds and bonds that were running up close to their call dates. NMD also sold holdings where we wanted to reduce exposure to an individual issuer or where there was a changing credit outlook. Additionally, NMD took advantage of strong bids to sell selected bonds that were attractive to the market and reinvested the proceeds in bonds with higher yields. While there was considerable issuance of Build America Bonds over the last half of this period, these bonds do not represent good investment opportunities for all these Funds because their interest payments are considered taxable income.

All of these Funds continued to use inverse floating rate securities(1) as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements. NPF, NMZ and NMD also invested in additional types of derivative instruments(2) designed to help shorten duration and moderate interest rate risk. In NPF, these derivatives were removed early in the reporting period, while NMZ and NMD continued to use derivatives as of October 31, 2009.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 10/31/09

                                                            1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
NQM                                                         24.35%    3.63%     6.43%
NQS                                                         25.67%    3.89%     6.50%
NQU                                                         19.58%    3.83%     6.12%
NPF                                                         25.53%    3.02%     5.79%

Standard & Poor's (S&P) National Municipal Bond Index(3)    14.15%    4.04%     5.61%

Lipper General Leveraged Municipal Debt Funds Average(4)    26.02%    3.32%     6.02%

NMZ                                                         30.90%    2.20%       N/A
NMD                                                         32.43%      N/A       N/A

Standard & Poor's (S&P) High-Yield Municipal Bond Index(5)  18.17%    2.93%     4.56%

Lipper High-Yield Municipal Debt Funds Average(4)           24.22%    3.30%     4.65%
-------------------------------------------------------------------------------------

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this report.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1- year, 54 funds; 5-year, 52 funds; and 10-year, 38 funds. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 15 funds; 5-year, 14 funds; and 10-year, 11 funds. Fund and Lipper returns assume reinvestment of dividends. You cannot invest directly in a Lipper Average.

(5) The Standard & Poor's (S&P) High-Yield Municipal Bond Index comprises all of the bonds in the S&P National Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 by Moody's or lower. The index does not contain bonds that are pre-refunded or escrowed to maturity. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

                                                            Nuveen Investments 5

For the twelve months ended October 31, 2009, the total returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the returns for the Standard & Poor's (S&P) National Municipal Bond Index. These four Funds underperformed the average return for the Lipper General Leveraged Municipal Debt Funds Average. Both NMZ and NMD outperformed the returns for the S&P High-Yield Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important, positive factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page seven.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. In general, the greater a Fund's exposure to the longer part of the yield curve, the greater the positive impact on the Fund's return. Overall, NQM, NQS and NPF, which had relatively more exposure to the longer end of the curve, were better positioned in terms of duration than NQU, which had the shortest duration among these four Funds. Both NMZ and NMD also had heavy allocations of bonds with longer maturities, with NMZ having the longer duration of the two.

As mentioned earlier, our duration strategies in NPF, NMZ and NMD included using derivative positions to synthetically reduce the duration of these three Funds and moderate their interest rate risk. In NMZ and NMD, these derivatives performed poorly and actually had a slight negative impact on the overall strong total return performance of these Funds. Because the derivative positions in NPF were removed shortly after the beginning of this reporting period, they had a negligible impact on this Fund's performance.

While yield curve positioning and duration played important roles in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, allocations of bonds rated BBB or below and non-rated bonds generally made positive relative contributions to the Funds' performances. In addition, NQU's overall higher credit quality (as measured by its allocation of AAA bonds) hampered the Fund's performance in the market environment of the past twelve months.

6 Nuveen Investments

Holdings that generally contributed positively to the Funds' performances included industrial development revenue (IDR), housing and health care bonds as well as education, water and sewer, transportation and special tax bonds. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also posted strong returns.

In NMZ, some of the bonds we purchased during this period to take advantage of opportunities that we believed were undervalued performed very well following their addition to our portfolio. Examples of these bonds included Harmony Community Development District in Florida; Sullivan County Health for the Wellmont Health System in Tennessee; Tennessee Energy Acquisition Corporation, a natural gas prepayment contract bond backed by Goldman Sachs; and Westlake Chemical in Louisiana, an IDR bond.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years performed poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2009, holdings of pre-refunded bonds ranged from approximately 16% to 35% among NQM, NQS, NQU and NPF, with NQU having the heaviest weighting and NPF the smallest. NMZ held just over 1% of its portfolio in pre-refunded issues, while NMD did not hold any of these bonds. Since pre-refunded bonds tend to be shorter duration, higher quality bonds, they generally do not fit the profiles of longer-term, higher-yielding Funds such as NMZ and NMD.

Other market segments that detracted from performance included resource recovery, leasing, and electric utilities, the only three revenue sectors that failed to outperform the overall municipal market during this period. Many general obligation bonds also failed to keep pace with the overall municipal market.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk-- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising. Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performances shown on page five.

                                                            Nuveen Investments 7

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of October 31, 2009, some Funds have issued Variable Rate Demand Preferred Shares, but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also have issued MuniFund Term Preferred (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

8 Nuveen Investments

As of October 31, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table. As noted previously, NMD is an unleveraged Fund.3

                                                AUCTION RATE       % OF ORIGINAL
                                            PREFERRED SHARES        AUCTION RATE
FUND                                                REDEEMED    PREFERRED SHARES
--------------------------------------------------------------------------------
NQM                                             $ 90,300,000               30.0%
NQS                                             $ 27,725,000                9.9%
NQU                                             $ 65,125,000               14.4%
NPF                                             $ 38,150,000               23.1%
NMZ                                             $ 60,000,000               38.7%
--------------------------------------------------------------------------------

As of October 31, 2009, 75 out of the 88 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.4 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 9

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended October 31, 2009, NQU and NPF each had three monthly dividend increases and NQM and NQS each had two increases. The dividends of NMZ and NMD remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2008 as follows:

                                                       SHORT-TERM CAPITAL GAINS
                         LONG-TERM CAPITAL GAINS    AND/OR ORDINARY INCOME FUND
FUND                                  (PER SHARE)                    (PER SHARE)
--------------------------------------------------------------------------------
NQM                                     $ 0.0299                       $ 0.0021
NMZ                                           --                       $ 0.0391
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2009, NPF has cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds' repurchase program, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

                                           COMMON SHARES        % OF OUTSTANDING
FUND                                         REPURCHASED           COMMON SHARES
--------------------------------------------------------------------------------
NPF                                              202,500                    1.0%
--------------------------------------------------------------------------------

10 Nuveen Investments

During the twelve-month reporting period, NPF's common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                     WEIGHTED AVERAGE           WEIGHTED AVERAGE
                                      PRICE PER SHARE         DISCOUNT PER SHARE
FUND                                      REPURCHASED                REPURCHASED
--------------------------------------------------------------------------------
NPF                                           $ 10.51                     17.21%
--------------------------------------------------------------------------------

As of October 31, 2009, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                             10/31/09       TWELVE-MONTH AVERAGE
FUND                           (+)PREMIUM/(-)DISCOUNT     (+)PREMIUM/(-)DISCOUNT
--------------------------------------------------------------------------------
NQM                                            -7.92%                     -8.99%
NQS                                            -2.62%                     -4.99%
NQU                                            -7.21%                     -7.42%
NPF                                           -10.53%                    -11.36%
NMZ                                            +6.62%                    +11.74%
NMD                                            +4.69%                    +10.89%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NQM Performance OVERVIEW | Nuveen Investment Quality Municipal Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.13
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.92%
--------------------------------------------------------------------------------
Market Yield                                                               6.40%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.89%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 510,910
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.42
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.68
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        31.77%      24.35%
--------------------------------------------------------------------------------
5-Year                                                         3.23%       3.63%
--------------------------------------------------------------------------------
10-Year                                                        6.48%       6.43%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 13.4%
--------------------------------------------------------------------------------
New York                                                                   10.6%
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
Illinois                                                                    6.9%
--------------------------------------------------------------------------------
Minnesota                                                                   4.8%
--------------------------------------------------------------------------------
District of Columbia                                                        4.7%
--------------------------------------------------------------------------------
Washington                                                                  3.8%
--------------------------------------------------------------------------------
Florida                                                                     3.8%
--------------------------------------------------------------------------------
Georgia                                                                     3.2%
--------------------------------------------------------------------------------
Michigan                                                                    2.7%
--------------------------------------------------------------------------------
Colorado                                                                    2.4%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.2%
--------------------------------------------------------------------------------
Massachusetts                                                               2.2%
--------------------------------------------------------------------------------
Nevada                                                                      2.1%
--------------------------------------------------------------------------------
Pennsylvania                                                                1.9%
--------------------------------------------------------------------------------
Tennessee                                                                   1.8%
--------------------------------------------------------------------------------
South Carolina                                                              1.7%
--------------------------------------------------------------------------------
Other                                                                      19.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.9%
--------------------------------------------------------------------------------
Health Care                                                                16.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.5%
--------------------------------------------------------------------------------
Transportation                                                             10.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.3%
--------------------------------------------------------------------------------
Utilities                                                                   5.7%
--------------------------------------------------------------------------------
Other                                                                      11.3%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           19%
A                                                                            26%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Nov                                                                   $   0.0625
Dec                                                                       0.0625
Jan                                                                       0.0625
Feb                                                                       0.0625
Mar                                                                       0.0625
Apr                                                                       0.0625
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                       0.0700
Oct                                                                       0.0700

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $    10.93
                                                                           11.65
                                                                           10.95
                                                                            9.56
                                                                           10.88
                                                                           10.45
                                                                            9.33
                                                                            9.96
                                                                            9.89
                                                                           10.91
                                                                           11.85
                                                                           12.00
                                                                           11.90
                                                                           12.15
                                                                           12.27
                                                                           12.17
                                                                           10.80
                                                                           11.73
                                                                           11.25
                                                                           11.62
                                                                           11.64
                                                                           11.89
                                                                           11.98
                                                                           11.95
                                                                           12.04
                                                                           12.20
                                                                           12.23
                                                                           12.28
                                                                           12.38
                                                                           12.54
                                                                           12.49
                                                                           12.59
                                                                           12.05
                                                                           12.09
                                                                           12.40
                                                                           12.40
                                                                           12.43
                                                                           12.53
                                                                           12.67
                                                                           12.79
                                                                           12.79
                                                                           12.57
                                                                           12.81
                                                                           12.98
                                                                           13.30
                                                                           13.60
                                                                           13.64
                                                                           13.82
                                                                           13.93
                                                                           13.74
                                                                           13.17
                                                                           13.21
10/31/09                                                                   13.13

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0320 per share.

12 Nuveen Investments

NQS Performance OVERVIEW | Nuveen Select Quality Municipal Fund, Inc. as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           14%
A                                                                            25%
BBB                                                                          17%
BB or Lower                                                                   2%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                   $   0.0670
Dec                                                                       0.0670
Jan                                                                       0.0670
Feb                                                                       0.0670
Mar                                                                       0.0670
Apr                                                                       0.0670
May                                                                       0.0740
Jun                                                                       0.0740
Jul                                                                       0.0740
Aug                                                                       0.0740
Sep                                                                       0.0750
Oct                                                                       0.0750

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $    11.07
                                                                           11.76
                                                                           11.16
                                                                            9.39
                                                                           10.36
                                                                            9.34
                                                                            9.20
                                                                           10.30
                                                                           10.01
                                                                           10.72
                                                                           11.75
                                                                           12.00
                                                                           11.67
                                                                           11.98
                                                                           12.40
                                                                           12.26
                                                                           10.82
                                                                           11.38
                                                                           10.96
                                                                           11.38
                                                                           11.61
                                                                           11.59
                                                                           11.54
                                                                           11.50
                                                                           11.75
                                                                           11.78
                                                                           12.22
                                                                           12.48
                                                                           12.88
                                                                           12.82
                                                                           12.96
                                                                           13.07
                                                                           12.82
                                                                           12.89
                                                                           12.70
                                                                           12.88
                                                                           13.30
                                                                           13.20
                                                                           13.22
                                                                           13.27
                                                                           13.47
                                                                           13.43
                                                                           13.50
                                                                           13.61
                                                                           13.91
                                                                           14.07
                                                                           14.38
                                                                           14.16
                                                                           14.37
                                                                           14.62
                                                                           13.73
                                                                           13.93
10/31/09                                                                   13.77

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.77
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.14
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.62%
--------------------------------------------------------------------------------
Market Yield                                                               6.54%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.08%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 481,233
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.98
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.34
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       34.19%       25.67%
--------------------------------------------------------------------------------
5-Year                                                        4.21%        3.89%
--------------------------------------------------------------------------------
10-Year                                                       7.22%        6.50%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                    9.8%
--------------------------------------------------------------------------------
Texas                                                                       9.6%
--------------------------------------------------------------------------------
Colorado                                                                    7.4%
--------------------------------------------------------------------------------
New York                                                                    5.5%
--------------------------------------------------------------------------------
New Jersey                                                                  5.2%
--------------------------------------------------------------------------------
South Carolina                                                              5.1%
--------------------------------------------------------------------------------
Michigan                                                                    4.4%
--------------------------------------------------------------------------------
Ohio                                                                        4.1%
--------------------------------------------------------------------------------
Nevada                                                                      3.8%
--------------------------------------------------------------------------------
California                                                                  3.5%
--------------------------------------------------------------------------------
New Mexico                                                                  3.3%
--------------------------------------------------------------------------------
North Carolina                                                              3.2%
--------------------------------------------------------------------------------
Washington                                                                  3.0%
--------------------------------------------------------------------------------
Tennessee                                                                   2.9%
--------------------------------------------------------------------------------
Utah                                                                        2.7%
--------------------------------------------------------------------------------
Florida                                                                     2.5%
--------------------------------------------------------------------------------
Indiana                                                                     2.0%
--------------------------------------------------------------------------------
Arizona                                                                     1.9%
--------------------------------------------------------------------------------
Alabama                                                                     1.9%
--------------------------------------------------------------------------------
Other                                                                      18.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            27.5%
--------------------------------------------------------------------------------
Health Care                                                                14.8%
--------------------------------------------------------------------------------
Utilities                                                                  14.5%
--------------------------------------------------------------------------------
Transportation                                                             13.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.0%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.3%
--------------------------------------------------------------------------------
Other                                                                       7.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NQU Performance OVERVIEW | Nuveen Quality Income Municipal Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.26
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.29
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.21%
--------------------------------------------------------------------------------
Market Yield                                                               6.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.06%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 774,982
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.74
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.98
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       21.10%       19.58%
--------------------------------------------------------------------------------
5-Year                                                        3.96%        3.83%
--------------------------------------------------------------------------------
10-Year                                                       5.93%        6.12%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   10.2%
--------------------------------------------------------------------------------
New York                                                                   10.0%
--------------------------------------------------------------------------------
Texas                                                                       9.6%
--------------------------------------------------------------------------------
California                                                                  8.9%
--------------------------------------------------------------------------------
Washington                                                                  6.8%
--------------------------------------------------------------------------------
South Carolina                                                              5.2%
--------------------------------------------------------------------------------
Massachusetts                                                               4.7%
--------------------------------------------------------------------------------
Ohio                                                                        3.7%
--------------------------------------------------------------------------------
Puerto Rico                                                                 3.6%
--------------------------------------------------------------------------------
Colorado                                                                    3.4%
--------------------------------------------------------------------------------
Nevada                                                                      3.4%
--------------------------------------------------------------------------------
New Jersey                                                                  3.3%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.7%
--------------------------------------------------------------------------------
Louisiana                                                                   2.3%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.3%
--------------------------------------------------------------------------------
Other                                                                      19.9%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            34.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.3%
--------------------------------------------------------------------------------
Transportation                                                             11.9%
--------------------------------------------------------------------------------
Utilities                                                                  10.9%
--------------------------------------------------------------------------------
Health Care                                                                 8.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      7.3%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   53%
AA                                                                           16%
A                                                                            22%
BBB                                                                           7%
BB or Lower                                                                   1%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Nov                                                                   $   0.0630
Dec                                                                       0.0630
Jan                                                                       0.0630
Feb                                                                       0.0630
Mar                                                                       0.0650
Apr                                                                       0.0650
May                                                                       0.0685
Jun                                                                       0.0685
Jul                                                                       0.0685
Aug                                                                       0.0685
Sep                                                                       0.0720
Oct                                                                       0.0720

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $    11.24
                                                                           11.70
                                                                           11.74
                                                                           10.45
                                                                           11.00
                                                                           10.38
                                                                            9.47
                                                                           10.44
                                                                           10.57
                                                                           11.87
                                                                           12.26
                                                                           12.04
                                                                           12.10
                                                                           12.21
                                                                           12.63
                                                                           12.43
                                                                           11.27
                                                                           11.97
                                                                           11.54
                                                                           11.88
                                                                           11.98
                                                                           12.18
                                                                           12.02
                                                                           12.23
                                                                           12.30
                                                                           12.54
                                                                           12.69
                                                                           13.04
                                                                           12.83
                                                                           12.80
                                                                           12.66
                                                                           12.69
                                                                           12.35
                                                                           12.43
                                                                           12.73
                                                                           12.80
                                                                           13.05
                                                                           13.15
                                                                           13.35
                                                                           13.31
                                                                           13.25
                                                                           13.09
                                                                           13.29
                                                                           13.44
                                                                           13.69
                                                                           13.72
                                                                           13.92
                                                                           13.87
                                                                           13.99
                                                                           14.01
                                                                           13.37
                                                                           13.60
10/31/09                                                                   13.26

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NPF Performance OVERVIEW | Nuveen Premier Municipal Income Fund, Inc. as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   25%
AA                                                                           32%
A                                                                            30%
BBB                                                                          12%
BB or Lower                                                                   1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                   $   0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0590
Apr                                                                       0.0590
May                                                                       0.0630
Jun                                                                       0.0630
Jul                                                                       0.0630
Aug                                                                       0.0630
Sep                                                                       0.0660
Oct                                                                       0.0660

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $     9.93
                                                                           10.72
                                                                           10.22
                                                                            9.15
                                                                            9.46
                                                                            8.63
                                                                            8.24
                                                                            9.18
                                                                            9.61
                                                                           10.34
                                                                           11.13
                                                                           11.49
                                                                           11.22
                                                                           11.18
                                                                           11.74
                                                                           11.56
                                                                           10.63
                                                                           11.09
                                                                           10.49
                                                                           10.86
                                                                           10.96
                                                                           11.17
                                                                           11.34
                                                                           11.23
                                                                           11.44
                                                                           11.61
                                                                           11.68
                                                                           11.87
                                                                           12.04
                                                                           12.01
                                                                           11.96
                                                                           12.01
                                                                           11.57
                                                                           11.60
                                                                           11.67
                                                                           11.64
                                                                           11.79
                                                                           11.98
                                                                           12.02
                                                                           12.22
                                                                           12.25
                                                                           12.24
                                                                           12.65
                                                                           12.53
                                                                           12.76
                                                                           13.01
                                                                           13.31
                                                                           13.38
                                                                           13.42
                                                                           13.18
                                                                           12.66
                                                                           12.67
10/31/09                                                                   12.40

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.40
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.86
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.53%
--------------------------------------------------------------------------------
Market Yield                                                               6.39%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.88%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 275,671
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.09
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.97
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       31.11%       25.53%
--------------------------------------------------------------------------------
5-Year                                                        2.81%        3.02%
--------------------------------------------------------------------------------
10-Year                                                       5.73%        5.79%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 12.7%
--------------------------------------------------------------------------------
New York                                                                   12.2%
--------------------------------------------------------------------------------
Colorado                                                                    7.0%
--------------------------------------------------------------------------------
Illinois                                                                    6.6%
--------------------------------------------------------------------------------
South Carolina                                                              5.1%
--------------------------------------------------------------------------------
Arizona                                                                     4.7%
--------------------------------------------------------------------------------
Texas                                                                       4.6%
--------------------------------------------------------------------------------
Washington                                                                  4.1%
--------------------------------------------------------------------------------
Louisiana                                                                   3.9%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.7%
--------------------------------------------------------------------------------
New Jersey                                                                  3.4%
--------------------------------------------------------------------------------
Minnesota                                                                   2.8%
--------------------------------------------------------------------------------
Georgia                                                                     2.7%
--------------------------------------------------------------------------------
North Carolina                                                              2.6%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.1%
--------------------------------------------------------------------------------
Other                                                                      19.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.7%
--------------------------------------------------------------------------------
Utilities                                                                  15.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.7%
--------------------------------------------------------------------------------
Health Care                                                                12.9%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.1%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NMZ Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.92
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   11.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  6.62%
--------------------------------------------------------------------------------
Market Yield                                                               8.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               11.68%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 288,963
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          22.24
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.06
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       20.00%       30.90%
--------------------------------------------------------------------------------
5-Year                                                        2.90%        2.20%
--------------------------------------------------------------------------------
Since
Inception                                                     3.52%        3.55%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Florida                                                                     9.2%
--------------------------------------------------------------------------------
Indiana                                                                     8.0%
--------------------------------------------------------------------------------
California                                                                  7.5%
--------------------------------------------------------------------------------
Texas                                                                       7.3%
--------------------------------------------------------------------------------
Illinois                                                                    6.2%
--------------------------------------------------------------------------------
Colorado                                                                    5.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.7%
--------------------------------------------------------------------------------
Arizona                                                                     4.7%
--------------------------------------------------------------------------------
Louisiana                                                                   4.4%
--------------------------------------------------------------------------------
Ohio                                                                        3.8%
--------------------------------------------------------------------------------
Tennessee                                                                   3.7%
--------------------------------------------------------------------------------
Washington                                                                  3.2%
--------------------------------------------------------------------------------
Michigan                                                                    3.1%
--------------------------------------------------------------------------------
Nebraska                                                                    2.5%
--------------------------------------------------------------------------------
Missouri                                                                    2.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.0%
--------------------------------------------------------------------------------
North Carolina                                                              2.0%
--------------------------------------------------------------------------------
Virgin Islands                                                              1.9%
--------------------------------------------------------------------------------
Other                                                                      18.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Health Care                                                                23.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.3%
--------------------------------------------------------------------------------
Utilities                                                                   8.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.7%
--------------------------------------------------------------------------------
Transportation                                                              6.2%
--------------------------------------------------------------------------------
Materials                                                                   5.1%
--------------------------------------------------------------------------------
Industrials                                                                 4.6%
--------------------------------------------------------------------------------
Other                                                                      12.3%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    9%
AA                                                                            4%
A                                                                             8%
BBB                                                                          25%
BB or Lower                                                                  13%
N/R                                                                          41%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                  [BAR CHART]

Nov                                                                   $   0.0835
Dec                                                                       0.0835
Jan                                                                       0.0835
Feb                                                                       0.0835
Mar                                                                       0.0835
Apr                                                                       0.0835
May                                                                       0.0835
Jun                                                                       0.0835
Jul                                                                       0.0835
Aug                                                                       0.0835
Sep                                                                       0.0835
Oct                                                                       0.0835

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $    10.91
                                                                           11.25
                                                                            9.97
                                                                            8.17
                                                                            9.27
                                                                            8.14
                                                                            7.37
                                                                            7.83
                                                                            8.17
                                                                            9.15
                                                                           10.33
                                                                            9.95
                                                                           10.57
                                                                           10.44
                                                                           10.36
                                                                           10.15
                                                                           10.04
                                                                           10.19
                                                                            8.86
                                                                            9.46
                                                                            9.91
                                                                           10.30
                                                                           10.37
                                                                           10.13
                                                                            9.70
                                                                           10.10
                                                                           10.49
                                                                           10.62
                                                                           10.41
                                                                           10.59
                                                                           10.92
                                                                           11.44
                                                                           10.85
                                                                           10.51
                                                                           10.35
                                                                           10.52
                                                                           10.63
                                                                           10.59
                                                                           10.85
                                                                           11.39
                                                                           11.01
                                                                           10.96
                                                                           11.04
                                                                           11.20
                                                                           11.56
                                                                           12.10
                                                                           12.48
                                                                           12.75
                                                                           12.99
                                                                           12.87
                                                                           12.30
                                                                           12.71
10/31/09                                                                   11.92

(1)   Excluding investments in derivatives.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0391 per share.

16 Nuveen Investments

NMD Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund 2 as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    1%
AA                                                                           11%
A                                                                             7%
BBB                                                                          28%
BB or Lower                                                                  14%
N/R                                                                          39%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                   $   0.0800
Dec                                                                       0.0800
Jan                                                                       0.0800
Feb                                                                       0.0800
Mar                                                                       0.0800
Apr                                                                       0.0800
May                                                                       0.0800
Jun                                                                       0.0800
Jul                                                                       0.0800
Aug                                                                       0.0800
Sep                                                                       0.0800
Oct                                                                       0.0800

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                              $    10.09
                                                                           10.25
                                                                            9.91
                                                                            8.20
                                                                            8.95
                                                                            8.11
                                                                            7.12
                                                                            7.76
                                                                            8.28
                                                                            8.00
                                                                            9.99
                                                                           10.28
                                                                           10.11
                                                                            9.36
                                                                           10.13
                                                                            9.90
                                                                            9.38
                                                                            9.49
                                                                            8.34
                                                                            9.02
                                                                            9.02
                                                                            9.42
                                                                            9.99
                                                                            9.85
                                                                            9.28
                                                                            9.47
                                                                            9.99
                                                                           10.36
                                                                           10.12
                                                                           10.01
                                                                           10.24
                                                                           10.96
                                                                           10.55
                                                                           10.16
                                                                           10.21
                                                                           10.26
                                                                           10.36
                                                                           10.47
                                                                           10.52
                                                                           10.88
                                                                           11.05
                                                                           10.78
                                                                           11.05
                                                                           11.01
                                                                           11.26
                                                                           11.82
                                                                           11.85
                                                                           12.39
                                                                           12.35
                                                                           12.51
                                                                           11.82
                                                                           11.92
10/31/09                                                                   11.39

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.39
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   10.88
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.69%
--------------------------------------------------------------------------------
Market Yield                                                               8.43%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               11.71%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 174,353
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          24.66
--------------------------------------------------------------------------------
Modified Duration                                                         12.11
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/07)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       25.45%       32.43%
--------------------------------------------------------------------------------
Since
Inception                                                    -5.59%       -5.31%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Florida                                                                    13.8%
--------------------------------------------------------------------------------
California                                                                 11.4%
--------------------------------------------------------------------------------
Texas                                                                      10.3%
--------------------------------------------------------------------------------
Illinois                                                                    8.7%
--------------------------------------------------------------------------------
Colorado                                                                    5.8%
--------------------------------------------------------------------------------
Washington                                                                  5.7%
--------------------------------------------------------------------------------
Arizona                                                                     4.4%
--------------------------------------------------------------------------------
New Jersey                                                                  3.9%
--------------------------------------------------------------------------------
Louisiana                                                                   3.6%
--------------------------------------------------------------------------------
Utah                                                                        3.2%
--------------------------------------------------------------------------------
Indiana                                                                     2.8%
--------------------------------------------------------------------------------
North Carolina                                                              2.6%
--------------------------------------------------------------------------------
Tennessee                                                                   2.6%
--------------------------------------------------------------------------------
Ohio                                                                        2.5%
--------------------------------------------------------------------------------
Other                                                                      18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)(1)
--------------------------------------------------------------------------------
Health Care                                                                23.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.7%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Transportation                                                              6.1%
--------------------------------------------------------------------------------
Materials                                                                   5.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      4.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.7%
--------------------------------------------------------------------------------
Other                                                                      12.0%
--------------------------------------------------------------------------------

(1)   Excluding investments in derivatives.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NQM NQS NQU | Shareholder Meeting Report

The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3 The meeting for NQM, NQS, NQU, NPF and NMZ was subsequently adjourned to September 1, 2009, and then adjourned to October 13, 2009, for NQM, NQS, NQU and NPF; NQS additionally adjourned to November 24, 2009.

                                                     NQM                           NQS                           NQU
--------------------------------------------------------------------------------------------------------------------------------
                                           Common and                    Common and                    Common and
                                            Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                        shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                             together       together       together       together       together       together
                                           as a class     as a class     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                     17,720,947          3,407     17,064,272          5,437     27,557,770          8,993
   Against                                  1,232,689            389        910,131            596      1,700,038            923
   Abstain                                    489,432             57        738,310            245        961,646             50
   Broker Non-Votes                         5,039,813            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                     17,798,328          3,449     17,097,665          5,507     27,676,894          9,066
   Against                                  1,100,466            357        836,303            561      1,588,319            838
   Abstain                                    544,274             47        778,745            210        954,241             62
   Broker Non-Votes                         5,039,813            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
INVESTING IN OTHER INVESTMENT
COMPANIES.
   For                                     17,421,677          3,431     16,878,369          5,446     27,453,747          9,073
   Against                                  1,285,661            357        973,240            587      1,715,971            836
   Abstain                                    735,729             65        861,104            245      1,049,736             57
   Broker Non-Votes                         5,039,814            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                     17,282,876          3,440     16,862,747          5,469     27,360,911          9,018
   Against                                  1,431,771            342      1,060,825            594      1,857,800            842
   Abstain                                    728,420             71        789,141            215      1,000,743            106
   Broker Non-Votes                         5,039,814            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                     17,298,576          3,426     16,853,977          5,435     27,338,108          9,051
   Against                                  1,394,922            362        994,451            594      1,850,021            843
   Abstain                                    749,569             65        864,285            249      1,031,325             72
   Broker Non-Votes                         5,039,814            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                     17,283,573          3,431     16,830,521          5,429     27,276,934          9,035
   Against                                  1,413,162            357      1,022,139            604      1,842,148            846
   Abstain                                    746,332             65        860,053            245      1,100,372             85
   Broker Non-Votes                         5,039,814            773      4,726,426            878      8,528,422            989
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,482,881          4,626     23,439,139          7,156     38,747,876         10,955
================================================================================================================================

18 Nuveen Investments

                                                     NQM                           NQS                           NQU
--------------------------------------------------------------------------------------------------------------------------------
                                           Common and                    Common and                    Common and
                                            Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                        shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                             together       together       together       together       together       together
                                           as a class     as a class     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                     23,347,552             --     22,131,445             --     36,800,251             --
   Withhold                                   948,525             --      1,037,120             --      1,513,352             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
Robert P. Bremner
   For                                     23,322,963             --     22,109,502             --     36,806,010             --
   Withhold                                   973,114             --      1,059,063             --      1,507,593             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
Jack B. Evans
   For                                     23,339,209             --     22,121,089             --     36,782,523             --
   Withhold                                   956,868             --      1,047,476             --      1,531,080             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
William C. Hunter
   For                                             --          4,178             --          6,801             --         10,392
   Withhold                                        --            440             --            294             --            526
--------------------------------------------------------------------------------------------------------------------------------
   Total                                           --          4,618             --          7,095             --         10,918
================================================================================================================================
David J. Kundert
   For                                     23,347,766             --     22,131,131             --     36,764,731             --
   Withhold                                   948,311             --      1,037,434             --      1,548,872             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
William J. Schneider
   For                                             --          4,178             --          6,804             --         10,392
   Withhold                                        --            440             --            291             --            526
--------------------------------------------------------------------------------------------------------------------------------
   Total                                           --          4,618             --          7,095             --         10,918
================================================================================================================================
Judith M. Stockdale
   For                                     23,313,660             --     22,108,943             --     36,774,232             --
   Withhold                                   982,417             --      1,059,622             --      1,539,371             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
Carole E. Stone
   For                                     23,343,824             --     22,115,932             --     36,764,301             --
   Withhold                                   952,253             --      1,052,633             --      1,549,302             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================
Terence J. Toth
   For                                     23,347,175             --     22,129,106             --     36,776,782             --
   Withhold                                   948,902             --      1,039,459             --      1,536,821             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   24,296,077             --     23,168,565             --     38,313,603             --
================================================================================================================================

                                                           Nuveen Investments 19

                                                     NPF                           NMZ                           NMD
--------------------------------------------------------------------------------------------------------------------------------
                                           Common and                    Common and                    Common and
                                            Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                        shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                             together       together       together       together       together       together
                                           as a class     as a class     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                     10,902,126          2,870     11,937,553          1,616             --             --
   Against                                  1,368,514            532        738,356            300             --             --
   Abstain                                    422,350            101        361,876             53             --             --
   Broker Non-Votes                         2,387,312             --      3,354,054            198             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503     16,391,839          2,167             --             --
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                     10,975,776          2,994     12,034,542          1,663             --             --
   Against                                  1,322,490            426        627,550            252             --             --
   Abstain                                    394,724             83        375,693             54             --             --
   Broker Non-Votes                         2,387,312             --      3,354,054            198             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503     16,391,839          2,167             --             --
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
INVESTING IN OTHER INVESTMENT
COMPANIES.
   For                                     10,884,761          2,990             --             --             --             --
   Against                                  1,319,136            431             --             --             --             --
   Abstain                                    489,093             82             --             --             --             --
   Broker Non-Votes                         2,387,312             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503             --             --             --             --
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                     10,741,852          2,994             --             --             --             --
   Against                                  1,416,885            426             --             --             --             --
   Abstain                                    534,253             83             --             --             --             --
   Broker Non-Votes                         2,387,312             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503             --             --             --             --
================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                     10,220,848          2,988             --             --             --             --
   Against                                  1,968,465            431             --             --             --             --
   Abstain                                    503,677             84             --             --             --             --
   Broker Non-Votes                         2,387,312             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503             --             --             --             --
================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                     10,154,786          2,988             --             --             --             --
   Against                                  2,000,498            431             --             --             --             --
   Abstain                                    537,706             84             --             --             --             --
   Broker Non-Votes                         2,387,312             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   15,080,302          3,503             --             --             --             --
================================================================================================================================

20 Nuveen Investments

                                                     NPF                           NMZ                           NMD
--------------------------------------------------------------------------------------------------------------------------------
                                           Common and                    Common and                    Common and
                                            Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                        shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                             together       together       together       together       together       together
                                           as a class     as a class     as a class     as a class     as a class     as a class
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                     12,854,664             --             --             --             --             --
   Withhold                                 1,022,451             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --             --             --             --             --
================================================================================================================================
Robert P. Bremner
   For                                     12,829,353             --     15,761,351             --     13,517,403             --
   Withhold                                 1,047,762             --        630,488             --        237,406             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --     16,391,839             --     13,754,809             --
================================================================================================================================
Jack B. Evans
   For                                     12,855,248             --     15,782,587             --     13,520,517             --
   Withhold                                 1,021,867             --        609,252             --        234,292             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --     16,391,839             --     13,754,809             --
================================================================================================================================
William C. Hunter
   For                                             --          3,140             --          1,967             --             --
   Withhold                                        --            355             --            200             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                           --          3,495             --          2,167             --             --
================================================================================================================================
David J. Kundert
   For                                     12,848,252             --             --             --             --             --
   Withhold                                 1,028,863             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --             --             --             --             --
================================================================================================================================
William J. Schneider
   For                                             --          3,143             --          1,967     13,520,307             --
   Withhold                                        --            352             --            200        234,502             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                           --          3,495             --          2,167     13,754,809             --
================================================================================================================================
Judith M. Stockdale
   For                                     12,848,036             --             --             --             --             --
   Withhold                                 1,029,079             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --             --             --             --             --
================================================================================================================================
Carole E. Stone
   For                                     12,851,983             --             --             --             --             --
   Withhold                                 1,025,132             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --             --             --             --             --
================================================================================================================================
Terence J. Toth
   For                                     12,848,032             --             --             --             --             --
   Withhold                                 1,029,083             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                   13,877,115             --             --             --             --             --
================================================================================================================================

                                                           Nuveen Investments 21

Report of Independent Registered Public Accounting Firm

THE BOARD OF  DIRECTORS/TRUSTEES  AND  SHAREHOLDERS
NUVEEN  INVESTMENT  QUALITY MUNICIPAL FUND,  INC.
NUVEEN SELECT QUALITY  MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME  MUNICIPAL FUND, INC.
NUVEEN PREMIER  MUNICIPAL  INCOME FUND, INC.
NUVEEN MUNICIPAL HIGH INCOME  OPPORTUNITY FUND
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund, and Nuveen Municipal High Income Opportunity Fund 2 (the "Funds") as of October 31, 2009, and the related statements of operations, changes in net assets, of cash flows (Nuveen Investment Quality Municipal Fund, Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund 2 only) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund and Nuveen Municipal High Income Opportunity Fund 2 at October 31, 2009, the results of their operations, changes in their net assets, and cash flows (Nuveen Investment Quality Municipal Fund, Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund 2 only) and the financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
December 28, 2009

22 Nuveen Investments

NQM | Nuveen Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.4% (0.9% OF TOTAL INVESTMENTS)
$         3,800   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00           Aa1   $     3,815,580
                     Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36
                     (UB)
                  Birmingham Special Care Facilities Financing Authority,
                  Alabama, Revenue Bonds, Baptist Health System Inc., Series
                  2005A:
          1,200      5.250%, 11/15/20                                               11/15 at 100.00          Baa2         1,156,164
            800      5.000%, 11/15/30                                               11/15 at 100.00          Baa2           697,312
          1,650   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00           BBB         1,501,484
                     Control Revenue Bonds, International Paper Company, Series
                     2005A, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
          7,450   Total Alabama                                                                                           7,170,540
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.6% (1.0% OF TOTAL INVESTMENTS)
          4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/10 at 100.00           AAA         4,139,120
                     Settlement Asset-Backed Bonds, Series 2000, 6.500%,
                     6/01/31 (Pre-refunded 6/01/10)
                  Northern Tobacco Securitization Corporation, Alaska, Tobacco
                  Settlement Asset-Backed Bonds, Series 2006A:
          4,000      5.000%, 6/01/32                                                 6/14 at 100.00          Baa3         3,032,120
          1,500      5.000%, 6/01/46                                                 6/14 at 100.00          Baa3           996,750
------------------------------------------------------------------------------------------------------------------------------------
          9,500   Total Alaska                                                                                            8,167,990
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.0% (1.3% OF TOTAL INVESTMENTS)
                  Glendale Industrial Development Authority, Arizona, Revenue
                  Bonds, John C. Lincoln Health Network, Series 2005B:
            200      5.250%, 12/01/24                                               12/15 at 100.00           BBB           192,726
            265      5.250%, 12/01/25                                               12/15 at 100.00           BBB           253,610
          2,500   Mesa, Arizona, Utility System Revenue Bonds, Reset Option          7/17 at 100.00           AAA         1,904,950
                     Longs, Series 11032- 11034, 13.893%, 7/01/31 - FSA Insured
                     (IF)
          5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/18 at 100.00           AA-         4,961,150
                     Airport Revenue Bonds, Series 2005, Trust 1132, 9.071%,
                     7/01/38 (IF)
          3,450   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         2,950,958
                     Bonds, Series 2007, 5.000%,12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         11,415   Total Arizona                                                                                          10,263,394
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)
          3,290   University of Arkansas, Pine Bluff Campus, Revenue Bonds,         12/15 at 100.00           Aa3         3,403,143
                     Series 2005A, 5.000%, 12/01/30 - AMBAC Insured
            760   Van Buren County, Arkansas, Sales and Use Tax Revenue             12/10 at 100.00           N/R           775,208
                     Refunding and Construction Bonds, Series 2000, 5.600%,
                     12/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,050   Total Arkansas                                                                                          4,178,351
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 20.9% (13.4% OF TOTAL INVESTMENTS)
          2,250   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           AA+         2,297,048
                     University of Southern California, Series 2005, 4.750%,
                     10/01/28 (UB)
          1,000   California Educational Facilities Authority, Revenue Bonds,       11/15 at 100.00            A2           965,950
                     University of the Pacific, Series 2006, 5.000%, 11/01/30
          2,500   California Health Facilities Financing Authority, Revenue         11/15 at 100.00           AAA         2,507,700
                     Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                     11/15/27
          4,285   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+         3,983,250
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          1,800   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         1,925,826
                     Bonds, Sutter Health, Tender Option Bond Trust 3175,
                     13.899%, 11/15/42 (IF)
                  California Statewide Community Development Authority, Revenue
                  Bonds, Daughters of Charity Health System, Series 2005A:
          1,000      5.250%, 7/01/30                                                 7/15 at 100.00           BBB           918,400
          2,000      5.000%, 7/01/39                                                 7/15 at 100.00           BBB         1,668,920
          5,500   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         5,090,965
                     Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

                                                           Nuveen Investments 23

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         1,900   Chula Vista, California, Industrial Development Revenue            6/14 at 102.00            A2   $     2,000,472
                     Bonds, San Diego Gas and Electric Company, Series 1996A,
                     5.300%, 7/01/21
          2,530   Commerce Joint Power Financing Authority, California, Tax          8/13 at 100.00           N/R         2,165,857
                     Allocation Refunding Bonds, Redevelopment Projects 2 and
                     3, Series 2003A, 5.000%, 8/01/28 - RAAI Insured
            145   Commerce Joint Power Financing Authority, California, Tax          8/13 at 100.00       N/R (4)           164,044
                     Allocation Refunding Bonds, Redevelopment Projects 2 and
                     3, Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) -
                     RAAI Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1:
          3,000      5.000%, 6/01/33                                                 6/17 at 100.00           BBB         2,289,240
            610      5.125%, 6/01/47                                                 6/17 at 100.00           BBB           405,278
          1,000      5.750%, 6/01/47                                                 6/17 at 100.00           BBB           738,880
          9,740   Huntington Park Redevelopment Agency, California, Single             No Opt. Call           AAA        13,890,214
                     Family Residential Mortgage Revenue Refunding Bonds,
                     Series 1986A, 8.000%, 12/01/19 (ETM)
          2,700   M-S-R Energy Authority, California, Gas Revenue Bonds, Series        No Opt. Call             A         3,047,355
                     2009, 7.000%, 11/01/34
          1,030   Natomas Union School District, Sacramento County, California,        No Opt. Call             A         1,160,264
                     General Obligation Refunding Bonds, Series 1999, 5.950%,
                     9/01/21 - NPFG Insured
         15,770   Ontario Redevelopment Financing Authority, San Bernardino            No Opt. Call             A        17,976,696
                     County, California, Revenue Refunding Bonds, Redevelopment
                     Project 1, Series 1995, 7.400%, 8/01/25 - NPFG Insured
         13,145   Perris, California, GNMA Mortgage-Backed Securities Program          No Opt. Call           AAA        19,226,008
                     Single Family Mortgage Revenue Bonds, Series 1988B,
                     8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)
          3,415   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00        A3 (4)         4,027,924
                     Revenue Bonds, Eisenhower Medical Center, Series 2004,
                     5.875%, 7/01/26 (Pre-refunded 7/01/14)
          5,000   Riverside Unified School District, Riverside County,               2/12 at 101.00            A+         5,026,450
                     California, General Obligation Bonds, Series 2002A,
                     5.000%, 2/01/27 - FGIC Insured
                  San Diego County, California, Certificates of Participation,
                  Burnham Institute, Series 2006:
            250      5.000%, 9/01/21                                                 9/15 at 102.00          Baa3           229,805
            275      5.000%, 9/01/23                                                 9/15 at 102.00          Baa3           246,980
            660   San Francisco Redevelopment Finance Authority, California,         8/19 at 100.00            A-           688,472
                     Tax Allocation Revenue Bonds, Mission Bay North
                     Redevelopment Project, Series 2009, 6.500%, 8/01/39
          5,000   San Francisco Unified School District, California, General         6/17 at 100.00           AAA         4,184,700
                     Obligation Bonds, Series 2007A, 3.000%, 6/15/25 - FSA
                     Insured
                  San Joaquin Hills Transportation Corridor Agency, Orange
                  County, California, Toll Road Revenue Refunding Bonds,
                  Series 1997A:
          6,175      0.000%, 1/15/28 - NPFG Insured                                    No Opt. Call             A         1,658,976
          8,135      0.000%, 1/15/34 - NPFG Insured                                    No Opt. Call             A         1,366,680
         17,195      0.000%, 1/15/35 - NPFG Insured                                    No Opt. Call             A         2,678,981
          1,000   Sierra View Local Health Care District, Tulare County,             1/10 at 100.00            A-           999,940
                     California, Refunding Revenue Bonds, Series 1998, 5.400%,
                     7/01/22
          3,185   University of California, General Revenue Bonds, Series            5/13 at 101.00           Aa1         3,197,199
                     2005G, 4.750%, 5/15/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        122,195   Total California                                                                                      106,728,474
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 3.8% (2.4% OF TOTAL INVESTMENTS)
          1,000   Colorado Health Facilities Authority, Revenue Bonds,               6/16 at 100.00            A-           945,040
                     Evangelical Lutheran Good Samaritan Society, Series 2005,
                     5.000%, 6/01/29
         12,450   Denver City and County, Colorado, Airport System Revenue          11/10 at 100.00            A+        12,575,247
                     Refunding Bonds, Series 2000A, 6.000%, 11/15/19 - AMBAC
                     Insured (Alternative Minimum Tax)
         14,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call             A         2,388,150
                     Series 2004B, 0.000%, 3/01/36 - NPFG Insured
          3,000   Park Creek Metropolitan District, Colorado, Senior Property       12/19 at 100.00           AAA         3,352,050
                     Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30
                     - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         30,950   Total Colorado                                                                                         19,260,487
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 7.3% (4.7% OF TOTAL INVESTMENTS)
         23,745   District of Columbia Water and Sewerage Authority, Public          4/10 at 100.00           AAA        27,929,819
                     Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 - FSA
                     Insured (UB)

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA (continued)
$         3,000   District of Columbia, General Obligation Bonds, Series 1998B,        No Opt. Call            A+   $     3,471,270
                     6.000%, 6/01/16 - NPFG Insured
         15,950   District of Columbia, Revenue Bonds, Georgetown University,         4/11 at 31.03         A (4)         4,825,194
                     Series 2001A, 0.000%, 4/01/31 (Pre-refunded 4/01/11) - NPFG
                     Insured
          1,200   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00           AAA         1,114,068
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                     Residuals 1606, 11.582%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         43,895   Total District of Columbia                                                                             37,340,351
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 6.0% (3.8% OF TOTAL INVESTMENTS)
          1,000   Board of Regents, Florida State University, Housing Facility       5/15 at 101.00            A+         1,008,830
                     Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - NPFG Insured
          4,230   Brevard County Health Facilities Authority, Florida, Revenue       4/16 at 100.00            A-         4,086,434
                     Bonds, Health First Inc. Project, Series 2005, 5.000%,
                     4/01/24
            250   Brevard County Health Facilities Authority, Florida, Revenue       4/19 at 100.00            A-           270,955
                     Bonds, Health First Inc. Project, Series 2009B, 7.000%,
                     4/01/39
          1,580   Escambia County Health Facilities Authority, Florida, Health      10/10 at 100.00          Baa1         1,518,743
                     Facility Revenue Refunding Bonds, Baptist Hospital and
                     Baptist Manor, Series 1998, 5.125%, 10/01/19
          1,200   Hillsborough County Industrial Development Authority, Florida,     4/10 at 101.00           N/R           831,840
                     Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                     Company, Apollo Beach Project, Series 2000B, 7.125%,
                     4/01/30 (Alternative Minimum Tax)
         14,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/17 at 100.00             A        13,116,180
                     International Airport Hub, Series 2007B, 4.500%, 10/01/31 -
                     NPFG Insured
          5,895   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00           AA-         5,533,931
                     Revenue, Baptist Health System Obligation Group, Series
                     2007, 5.000%, 8/15/42 (UB)
          1,995   Tolomato Community Development District, Florida, Special          5/14 at 101.00           N/R         1,283,403
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37
          2,000   Westchester Community Development District 1, Florida, Special     5/13 at 101.00           N/R         1,554,640
                     Assessment Bonds, Series 2003, 6.000%, 5/01/23
          1,250   Wyndam Park Community Development District, Florida, Special       5/13 at 101.00             A         1,267,275
                     Assessment Bonds, Series 2003, 6.375%, 5/01/34
------------------------------------------------------------------------------------------------------------------------------------
         33,400   Total Florida                                                                                          30,472,231
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 4.9% (3.2% OF TOTAL INVESTMENTS)
         10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,         1/10 at 101.00        A+ (4)        10,189,700
                     Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC
                     Insured
          2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/14 at 100.00           AAA         2,764,010
                     2004, 5.000%, 11/01/23 - FSA Insured
          1,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00           AAA         1,515,120
                     2009B, 5.250%, 11/01/34 - FSA Insured
          2,000   Dalton Development Authority, Georgia, Revenue Certificates,         No Opt. Call             A         1,950,620
                     Hamilton Health Care System Inc., Series 1996, 5.500%,
                     8/15/26 - NPFG Insured
          5,980   Fulton County Development Authority, Georgia, Revenue Bonds,       9/11 at 102.00           N/R         6,145,706
                     Georgia State University - TUFF/Atlanta Housing LLC, Series
                     2001A, 5.500%, 9/01/22 - AMBAC Insured
          2,250   Georgia Municipal Electric Authority, Project One Special            No Opt. Call            A+         2,636,505
                     Obligation Bonds, Fourth Crossover Series 1997E, 6.500%,
                     1/01/20
------------------------------------------------------------------------------------------------------------------------------------
         24,440   Total Georgia                                                                                          25,201,661
------------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 1.7% (1.1% OF TOTAL INVESTMENTS)
          4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,         12/11 at 100.00           Aa3         4,935,204
                     5.375%, 12/01/31 - NPFG Insured
          3,000   Idaho Housing and Finance Association, Single Family Mortgage        No Opt. Call           Aa3         3,085,260
                     Revenue Bonds, Series 2009BI, 5.650%, 7/01/26
                  Madison County, Idaho, Hospital Revenue Certificates of
                  Participation, Madison Memorial Hospital, Series 2006:
            500      5.250%, 9/01/26                                                 9/16 at 100.00          BBB-           459,070
            500      5.250%, 9/01/30                                                 9/16 at 100.00          BBB-           448,580
------------------------------------------------------------------------------------------------------------------------------------
          8,810   Total Idaho                                                                                             8,928,114
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.7% (6.9% OF TOTAL INVESTMENTS)
$         4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene              3/10 at 101.00      BBB- (4)   $     4,843,280
                     University, Series 2000, 6.250%, 3/01/20 (Pre-refunded
                     3/01/10) - RAAI Insured
          4,775   Chicago Public Building Commission, Illinois, General              3/13 at 100.00       N/R (4)         5,363,567
                     Obligation Lease Bonds, Chicago Transit Authority, Series
                     2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) - AMBAC
                     Insured
          2,110   Illinois Development Finance Authority, Local Government           1/11 at 100.00       Aa2 (4)         2,233,203
                     Program Revenue Bonds, DuPage and Cook Counties Community
                     Unit School District 205 - Elmhurst, Series 2000, 6.000%,
                     1/01/19 (Pre-refunded 1/01/11) - FSA Insured
          1,120   Illinois Finance Authority Revenue Bonds, Rush University          5/19 at 100.00            A-         1,212,288
                     Medical Center Obligated Group, Series 2009C, 6.625%,
                     11/01/39
                  Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                  System, Series 2004:
          2,500      5.250%, 11/15/21                                                5/14 at 100.00             A         2,516,975
          1,000      5.250%, 11/15/22                                                5/14 at 100.00             A         1,002,780
            395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00          BBB-           328,356
                     Series 2006, 5.125%, 1/01/25
          1,000   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00          BBB+         1,124,880
                     Series 2009A, 7.750%, 8/15/34
                  Illinois Finance Authority, Revenue Bonds, Silver Cross
                  Hospital and Medical Centers, Series 2009:
          2,000      6.875%, 8/15/38                                                 8/19 at 100.00           BBB         2,102,220
          3,000      7.000%, 8/15/44                                                 8/19 at 100.00           BBB         3,157,620
          2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00           Aaa         2,882,074
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)
         12,725   Kane, Cook and DuPage Counties School District 46, Elgin,            No Opt. Call           Aa3        14,461,835
                     Illinois, General Obligation School Bonds, Series 1997,
                     7.800%, 1/01/12 - FSA Insured
          5,000   Madison County Community Unit School District 7,                     No Opt. Call       N/R (4)         5,500,850
                     Edwardsville, Illinois, School Building Bonds, Series
                     1994, 5.850%, 2/01/13 - FGIC Insured (ETM)
          6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call             A         3,321,964
                     Refunding Bonds, McCormick Place Expansion Project, Series
                     1996A, 0.000%, 12/15/21 - NPFG Insured
                  Will County High School District 204, Joliet, Illinois,
                  General Obligation Bonds, Series 2001:
          1,145      8.700%, 12/01/13 - FSA Insured                                    No Opt. Call           AAA         1,444,269
          1,300      8.700%, 12/01/14 - FSA Insured                                    No Opt. Call           AAA         1,686,698
          1,180   Will County School District 17, Channahon, Illinois, General         No Opt. Call            A2         1,473,018
                     Obligation School Building Bonds, Series 2001, 8.400%,
                     12/01/13 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         52,570   Total Illinois                                                                                         54,655,877
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)
          5,530   Allen County Jail Building Corporation, Indiana, First             4/11 at 101.00       N/R (4)         5,987,165
                     Mortgage Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded
                     4/01/11)
          1,000   Indiana Finance Authority Health System Revenue Bonds Series      11/19 at 100.00           Aa3           976,380
                     2009A (Sisters of St. Francis Health Services, Inc.
                     Obligated Group), 5.250%, 11/01/39 (WI/DD, Settling
                     11/05/09)
          1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily             7/10 at 102.00           Aaa         1,930,497
                     Housing Mortgage Revenue Bonds, Cloverleaf Apartments
                     Project Phase I, Series 2000, 6.000%, 1/20/31
          2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing      7/10 at 102.00           Aaa         2,561,317
                     Revenue Bonds, Blueridge Terrace Project, Series 2000,
                     6.050%, 1/20/36
                  St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                  Madison Center Inc., Series 2005:
          1,550      5.250%, 2/15/23                                                 2/15 at 100.00           BB+         1,341,789
          2,500      5.375%, 2/15/34                                                 2/15 at 100.00           BB+         1,979,700
          2,765   Wayne County Jail Holding Corporation, Indiana, First              1/13 at 101.00        A3 (4)         3,160,754
                     Mortgage Bonds, Series 2001, 5.750%, 7/15/14 (Pre-refunded
                     1/15/13) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,720   Total Indiana                                                                                          17,937,602
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.3% (0.8% OF TOTAL INVESTMENTS)
            800   Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa      8/19 at 100.00           Aa2           825,760
                     Health System, Series 2009, 5.625%, 8/15/37 - AGC Insured
          8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00           BBB         5,835,360
                     Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
          8,800   Total Iowa                                                                                              6,661,120
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)
$         1,000   Kansas Development Finance Authority, Health Facilities           11/15 at 100.00            A2   $     1,013,500
                     Revenue Bonds, Hays Medical Center Inc., Series 2005L,
                     5.000%, 11/15/22
            425   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed          No Opt. Call           Aaa           460,326
                     Securities Program Single Family Revenue Bonds, Series
                     1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)
          2,865   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest        8/16 at 100.00           AAA         3,647,145
                     Hotel Corporation, Series 1988, 9.500%, 10/01/16
                     (Pre-refunded 8/15/16) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,290   Total Kansas                                                                                            5,120,971
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,000   Jefferson County, Kentucky, Health Facilities Revenue              1/10 at 100.00             A         2,001,160
                     Refunding Bonds, Jewish Hospital HealthCare Services Inc.,
                     Series 1996, 5.700%, 1/01/21 - AMBAC Insured
            510   Louisville and Jefferson County Metropolitan Government,          10/16 at 100.00           N/R           460,025
                     Kentucky, Industrial Building Revenue Bonds, Sisters of
                     Mercy of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------
          2,510   Total Kentucky                                                                                          2,461,185
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 1.7% (1.1% OF TOTAL INVESTMENTS)
            625   East Baton Rouge Mortgage Finance Authority, Louisiana,            4/10 at 101.00           Aaa           639,913
                     GNMA/FNMA Mortgage-Backed Securities Program Family
                     Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
                     10/01/30 (Alternative Minimum Tax)
                  Jefferson Parish Home Mortgage Authority, Louisiana, Single
                  Family Mortgage Revenue Bonds, Series 2000G-2:
            480      5.550%, 6/01/32 (Alternative Minimum Tax)                      12/10 at 102.00           Aaa           485,539
            695      6.300%, 6/01/32 (Alternative Minimum Tax)                      12/10 at 102.00           Aaa           723,453
            300   Jefferson Parish Home Mortgage Authority, Louisiana, Single       12/09 at 103.00           Aaa           320,169
                     Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                     7.500%, 12/01/30 (Alternative Minimum Tax)
          1,000   Louisiana Local Government Environmental Facilities &             11/17 at 100.00            BB           964,990
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
          3,000   Louisiana Public Facilities Authority, Hospital Revenue            8/15 at 100.00            A+         2,969,040
                     Bonds, Franciscan Missionaries of Our Lady Health System,
                     Series 2005A, 5.250%, 8/15/31
          2,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00            A3         2,350,600
                     Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
------------------------------------------------------------------------------------------------------------------------------------
          8,600   Total Louisiana                                                                                         8,453,704
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,500   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00            A2         2,577,950
                     Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 3.5% (2.2% OF TOTAL INVESTMENTS)
          4,795   Massachusetts Development Financing Authority, Assisted           12/09 at 102.00           N/R         4,532,857
                     Living Revenue Bonds, Prospect House Apartments, Series
                     1999, 7.000%, 12/01/31
          1,105   Massachusetts Health and Educational Facilities Authority,         1/11 at 100.00           BBB         1,082,801
                     Revenue Bonds, Caritas Christi Obligated Group, Series
                     1999A, 5.625%, 7/01/20
          1,875   Massachusetts Health and Educational Facilities Authority,         7/11 at 100.00          BBB+         1,906,125
                     Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                     6.500%, 7/01/21
          2,030   Massachusetts Industrial Finance Agency, Resource Recovery        12/09 at 101.00           BBB         1,818,576
                     Revenue Refunding Bonds, Ogden Haverhill Project, Series
                     1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
          5,100   Massachusetts School Building Authority, Dedicated Sales Tax       8/15 at 100.00           AAA         5,509,581
                     Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
                     (UB)
          3,120   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00           AAA         2,883,660
                     Bonds, Tender Option Bond, Series 2007A, 4.500%, 8/01/46 -
                     FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         18,025   Total Massachusetts                                                                                    17,733,600
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.1% (2.7% OF TOTAL INVESTMENTS)
          4,250   Detroit City School District, Wayne County, Michigan,              5/12 at 100.00           AAA         4,710,615
                     Unlimited Tax School Building and Site Improvement Bonds,
                     Series 2001A, 5.500%, 5/01/20 (Pre-refunded 5/01/12) - FSA
                     Insured
         10,215   Detroit, Michigan, Water Supply System Revenue Refunding             No Opt. Call            A+        11,603,627
                     Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

                                                           Nuveen Investments 27

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN (continued)
$         1,350   Michigan State Building Authority, Revenue Bonds, Facilities      10/15 at 100.00            A+   $     1,387,247
                     Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured
          1,240   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00            A1         1,197,046
                     Bonds, Henry Ford Health System, Refunding Series 2009,
                     5.750%, 11/15/39 (WI/DD, Settling 11/03/09)
          2,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00            AA         1,997,260
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)
            340   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00          Baa3           262,776
                     Memorial Hospital Corporation Revenue Bonds, Series 2006,
                     5.500%, 6/01/35
------------------------------------------------------------------------------------------------------------------------------------
         19,395   Total Michigan                                                                                         21,158,571
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 7.4% (4.8% OF TOTAL INVESTMENTS)
          2,750   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00            A2         2,773,293
                     Inc., Series 2004, 4.950%, 7/01/22
          5,000   Dakota and Washington Counties Housing and Redevelopment             No Opt. Call           AAA         7,026,400
                     Authority, Minnesota, GNMA Mortgage-Backed Securities
                     Program Single Family Residential Mortgage Revenue Bonds,
                     Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)
                     (ETM)
            620   Minnesota Agricultural and Economic Development Board,            11/10 at 101.00             A           632,586
                     Healthcare System Revenue Bonds, Fairview Hospital and
                     Healthcare Services, Series 2000A, 6.375%, 11/15/29
         19,380   Minnesota Agricultural and Economic Development Board,            11/10 at 101.00         A (4)        20,780,782
                     Healthcare System Revenue Bonds, Fairview Hospital and
                     Healthcare Services, Series 2000A, 6.375%, 11/15/29
                     (Pre-refunded 11/15/10)
          1,000   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00           BB+           962,150
                     Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                     11/15/25
          6,280   Washington County, Minnesota, General Obligation Bonds,            8/17 at 100.00           AAA         5,704,438
                     Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28
------------------------------------------------------------------------------------------------------------------------------------
         35,030   Total Minnesota                                                                                        37,879,649
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,275   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00            AA         2,316,883
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,000   Hanley Road Corridor Transportation Development District,         10/19 at 100.00            A-         2,021,600
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Series 2009, 5.875%, 10/01/36
            200   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00          BBB+           191,114
                     Facilities Revenue Bonds, Hannibal Regional Hospital,
                     Series 2006, 5.000%, 3/01/22
          1,000   Jackson County Reorganized School District R-7, Lees Summit,       3/16 at 100.00           Aa2         1,066,990
                     Missouri, General Obligation Bonds, Series 2006, 5.250%,
                     3/01/26 - NPFG Insured
                  Missouri Development Finance Board, Infrastructure Facilities
                  Revenue Bonds, Branson Landing Project, Series 2005A:
            780      6.000%, 6/01/20                                                   No Opt. Call             A           833,547
          1,525      5.000%, 6/01/35                                                 6/15 at 100.00             A         1,367,025
          2,985   Missouri Development Finance Board. Infrastructure Facilities      4/14 at 100.00            A+         3,041,178
                     Revenue Bonds, City of Independence, Missouri - Events
                     Center Project, Series 2009F, 6.250%, 4/01/38
------------------------------------------------------------------------------------------------------------------------------------
          8,490   Total Missouri                                                                                          8,521,454
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         11,215   Lincoln, Nebraska, Electric System Revenue Bonds, Series           9/17 at 100.00            AA        10,618,250
                     2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
          1,595   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,       3/10 at 100.00           N/R         1,597,584
                     Series 1993B, 5.875%, 6/01/14 - NPFG Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         12,810   Total Nebraska                                                                                         12,215,834
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 3.3% (2.1% OF TOTAL INVESTMENTS)
         11,000   Clark County School District, Nevada, General Obligation           6/12 at 100.00        AA (4)        12,263,020
                     Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded
                     6/15/12) - NPFG Insured
         14,530   Director of Nevada State Department of Business and Industry,      1/10 at 102.00          Caa2         2,978,795
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.625%, 1/01/34 - AMBAC Insured

28 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA (continued)
$         1,600   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00             A   $     1,796,368
                     Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
         27,130   Total Nevada                                                                                           17,038,183
------------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.2% (0.1% OF TOTAL INVESTMENTS)
            945   New Hampshire Housing Finance Authority, Single Family             7/17 at 100.00           Aa2           964,751
                     Residential Mortgage Bonds, Series 2007-E, 5.750%, 1/01/37
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.5% (1.6% OF TOTAL INVESTMENTS)
                  New Jersey Economic Development Authority, School Facilities
                  Construction Bonds, Series 2005P:
          1,325      5.250%, 9/01/24                                                 9/15 at 100.00           AA-         1,395,570
          1,000      5.250%, 9/01/26                                                 9/15 at 100.00           AA-         1,046,940
            600   New Jersey Educational Facilities Authority Revenue Refunding      6/19 at 100.00          Baa2           677,928
                     Bonds, University of Medicine and Dentistry of New Jersey
                     Issue, Series 2009 B, 7.500%, 12/01/32
            680   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00          Baa2           663,394
                     Jersey, Revenue Bonds, Saint Peters University Hospital,
                     Series 2007, 5.750%, 7/01/37
            665   New Jersey Higher Education Assistance Authority, Student          6/19 at 100.00            AA           775,882
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                     19.377%, 6/01/30 (IF)
          3,425   New Jersey Transportation Trust Fund Authority,                      No Opt. Call           AA-         3,810,484
                     Transportation System Bonds, Series 2006A, 5.250%, 12/15/20
            700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,        1/19 at 100.00            A+           733,684
                     5.250%, 1/01/40
          1,380   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/12 at 100.00           AAA         1,500,226
                     Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                     6/01/32 (Pre-refunded 6/01/12)
          3,250   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB         2,272,530
                     Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                     6/01/34
------------------------------------------------------------------------------------------------------------------------------------
         13,025   Total New Jersey                                                                                       12,876,638
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.6% (0.4% OF TOTAL INVESTMENTS)
          1,000   Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue        7/14 at 100.00           AAA         1,015,310
                     Refunding Bonds, Series 2004A, 5.000%, 7/01/37 - FSA
                     Insured
                  Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                  Regional Medical Center Inc., Series 2004A:
            880      5.125%, 6/01/17                                                 6/14 at 100.00            A3           910,633
          1,295      5.125%, 6/01/19                                                 6/14 at 100.00            A3         1,324,384
------------------------------------------------------------------------------------------------------------------------------------
          3,175   Total New Mexico                                                                                        3,250,327
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 16.5% (10.6% OF TOTAL INVESTMENTS)
          1,665   Dormitory Authority of the State of New York, State Personal       3/15 at 100.00           AAA         1,748,516
                     Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                     AMBAC Insured
          4,055   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00             A         3,419,379
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          3,000   Long Island Power Authority, New York, Electric System            11/16 at 100.00             A         2,711,730
                     Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured
          1,000   Metropolitan Transportation Authority, New York, Dedicated        11/19 at 100.00            AA         1,029,420
                     Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34
          2,250   Metropolitan Transportation Authority, New York,                  11/15 at 100.00             A         2,280,375
                     Transportation Revenue Bonds, Series 2005B, 5.000%,
                     11/15/30 - AMBAC Insured
          3,200   Metropolitan Transportation Authority, New York,                  11/15 at 100.00             A         3,243,200
                     Transportation Revenue Bonds, Series 2005F, 5.000%,
                     11/15/30
          7,800   New York City Municipal Water Finance Authority, New York,        12/14 at 100.00           AAA         8,121,204
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2005B, 5.000%, 6/15/28 - AMBAC Insured
            500   New York City Municipal Water Finance Authority, New York,         6/19 at 100.00           AA+           555,290
                     Water and Sewerage System Revenue Bonds, Tender Option
                     Bond Trust 3484, 17.805%, 6/15/39 (IF)
          5,570   New York City Transitional Finance Authority, New York,            2/14 at 100.00           AAA         5,901,248
                     Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                     2/01/22 (UB)
          1,745   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00            AA         1,914,021
                     Series 2003J, 5.500%, 6/01/20

                                                           Nuveen Investments 29

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK (continued)
$         3,255   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00        AA (4)   $     3,724,436
                     Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)
          4,200   New York City, New York, General Obligation Bonds, Fiscal          3/15 at 100.00            AA         4,342,674
                     Series 2005J, 5.000%, 3/01/25
          7,000   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00            AA         7,251,510
                     Series 2005M, 5.000%, 4/01/24 (UB)
          5,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00            AA         5,282,950
                     2004C-1, 5.250%, 8/15/20 (UB)
          5,000   New York State Municipal Bond Bank Agency, Special School          6/13 at 100.00            A+         5,327,250
                     Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19
          5,400   New York State Tobacco Settlement Financing Corporation,           6/10 at 100.00           AA-         5,473,764
                     Tobacco Settlement Asset-Backed and State Contingency
                     Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16
          4,205   New York State Urban Development Corporation, State Personal       3/14 at 100.00           AAA         4,391,618
                     Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23
                     - FGIC Insured
         16,445   Port Authority of New York and New Jersey, Special Project           No Opt. Call             A        17,704,851
                     Bonds, JFK International Air Terminal LLC, Sixth Series
                     1997, 7.000%, 12/01/12 - NPFG Insured (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
         81,290   Total New York                                                                                         84,423,436
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.6% (1.0% OF TOTAL INVESTMENTS)
          7,420   North Carolina Medical Care Commission, Health System Revenue     10/11 at 101.00        AA (4)         8,130,465
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/26 (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 1.3% (0.8% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                  Series 2007A-2:
          3,155      5.125%, 6/01/24                                                 6/17 at 100.00           BBB         2,810,032
            530      5.875%, 6/01/30                                                 6/17 at 100.00           BBB           461,296
            525      5.750%, 6/01/34                                                 6/17 at 100.00           BBB           441,499
          1,180      5.875%, 6/01/47                                                 6/17 at 100.00           BBB           874,286
          1,000      6.500%, 6/01/47                                                 6/17 at 100.00           BBB           809,440
            800   Ohio Air Quality Development Authority, Ohio, Air Quality            No Opt. Call          BBB-           801,224
                     Revenue Bonds, Ohio Valley Electric Corporation Project,
                     Series 2009E, Non-AMT, 5.625%, 10/01/19
            250   Port of Greater Cincinnati Development Authority, Ohio,           10/16 at 100.00           N/R           231,835
                     Economic Development Revenue Bonds, Sisters of Mercy of
                     the Americas, Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
          7,440   Total Ohio                                                                                              6,429,612
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.7% (1.1% OF TOTAL INVESTMENTS)
            750   Norman Regional Hospital Authority, Oklahoma, Hospital             9/16 at 100.00          BBB-           668,625
                     Revenue Bonds, Series 2005, 5.375%, 9/01/36
                  Oklahoma Development Finance Authority, Revenue Bonds, Saint
                  John Health System, Series 2007:
          1,900      5.000%, 2/15/37                                                 2/17 at 100.00             A         1,820,751
            990      5.000%, 2/15/42                                                 2/17 at 100.00             A           934,035
             88   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA            82,239
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     Trust 3500, 8.366%, 12/15/36 (IF)
          5,280   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA         5,089,920
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     5.000%, 12/15/36 (UB)
------------------------------------------------------------------------------------------------------------------------------------
          9,008   Total Oklahoma                                                                                          8,595,570
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.9% (1.9% OF TOTAL INVESTMENTS)
          2,000   Allegheny County Hospital Development Authority,                   8/19 at 100.00           Aa3         2,015,740
                     Pennsylvania, University of Pittsburgh Medical Center
                     Revenue Bonds, Series 2009A, 5.375%, 8/15/29
            500   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00           BBB           412,305
                     Charter School Revenue Bonds, School Lane Charter School,
                     Series 2007A, 5.000%, 3/15/37
          3,000   Commonwealth Financing Authority, Pennsylvania, State              6/16 at 100.00           AAA         3,131,460
                     Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                     FSA Insured (UB)
          1,500   Pennsylvania Economic Development Financing Authority Health         No Opt. Call            A3         1,572,435
                     System Revenue Bonds Albert Einstein Healthcare Network
                     Issue, Series 2009A, 6.250%, 10/15/23
          5,125   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00           AAA         4,741,086
                     Bonds, School District of Philadelphia, Series 2006B,
                     4.500%, 6/01/32 - FSA Insured (UB)

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA (continued)
$         1,750   Philadelphia Hospitals and Higher Education Facilities            11/09 at 100.00           BBB   $     1,750,630
                     Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                     University Hospital, Series 1993A, 6.625%, 11/15/23
          1,000   St. Mary Hospital Authority, Pennsylvania, Health System          11/14 at 100.00        A1 (4)         1,167,470
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.500%,
                     11/15/24 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
         14,875   Total Pennsylvania                                                                                     14,791,126
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,500   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00           AAA         1,586,880
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/40
          1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,          No Opt. Call          BBB-         1,218,630
                     8/01/21 - CIFG Insured
                  Puerto Rico Sales Tax Financing Corporation, Sales Tax
                  Revenue Bonds, First Subordinate Series 2009A:
          1,100      6.375%, 8/01/39                                                 8/19 at 100.00            A+         1,189,914
          2,000      6.000%, 8/01/42                                                 8/19 at 100.00            A+         2,100,700
         14,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call           AA-         2,030,280
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,825   Total Puerto Rico                                                                                       8,126,404
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.3% (0.9% OF TOTAL INVESTMENTS)
          2,410   Rhode Island Health and Educational Building Corporation,         11/09 at 100.00             A         2,410,844
                     Hospital Financing Revenue Bonds, Lifespan Obligated
                     Group, Series 1996, 5.750%, 5/15/23 - NPFG Insured
          4,315   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB         4,350,599
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
          6,725   Total Rhode Island                                                                                      6,761,443
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 2.6% (1.7% OF TOTAL INVESTMENTS)
          2,000   Berkeley County School District, South Carolina, Installment      12/13 at 100.00            A-         2,043,360
                     Purchase Revenue Bonds, Securing Assets for Education,
                     Series 2003, 5.250%, 12/01/24
          4,405   Dorchester County School District 2, South Carolina,              12/14 at 100.00           AA-         4,581,949
                     Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                     5.250%, 12/01/23
          1,355   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00        A3 (4)         1,532,464
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
          5,145   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00            A-         5,184,102
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
         12,905   Total South Carolina                                                                                   13,341,875
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,750   South Dakota Health and Educational Facilities Authority,         11/14 at 100.00           AA-         1,776,705
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 2.8% (1.8% OF TOTAL INVESTMENTS)
          3,200   Johnson City Health and Educational Facilities Board,              7/16 at 100.00          BBB+         3,108,256
                     Tennessee, Revenue Bonds, Mountain States Health Alliance,
                     Series 2006A, 5.500%, 7/01/36
          5,000   Knox County Health, Educational and Housing Facilities Board,      4/12 at 101.00            A1         5,115,950
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.500%, 4/15/31
          5,000   Metropolitan Government of Nashville-Davidson County Health       10/19 at 100.00            AA         5,224,550
                     and Educational Facilities Board, Tennessee, Revenue
                     Refunding Bonds, Vanderbilt University, Series 2009B,
                     5.000%, 10/01/39
                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
            700      5.500%, 11/01/37                                               11/17 at 100.00           N/R           266,070
          1,200      5.500%, 11/01/46                                               11/17 at 100.00           N/R           456,120
------------------------------------------------------------------------------------------------------------------------------------
         15,100   Total Tennessee                                                                                        14,170,946
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 15.4% (9.8% OF TOTAL INVESTMENTS)
$         3,060   Austin Housing Finance Corporation, Texas, GNMA                   12/10 at 105.00           Aaa   $     3,261,776
                     Collateralized Mortgage Loan Multifamily Housing Revenue
                     Bonds, Santa Maria Village Project, Series 2000A, 7.375%,
                     6/20/35 (Alternative Minimum Tax)
          5,000   Board of Regents, University of Texas System, Financing            2/17 at 100.00           AAA         4,757,650
                     System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)
            635   Clear Creek Independent School District, Galveston and Harris      2/10 at 100.00           AAA           642,664
                     Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                     Bonds, Series 2000, 5.500%, 2/15/22
         18,075   Clear Creek Independent School District, Galveston and Harris      2/10 at 100.00           AAA        18,350,282
                     Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                     Bonds, Series 2000, 5.500%, 2/15/22 (Pre-refunded 2/15/10)
          1,520   Harris County Hospital District, Texas, Revenue Refunding            No Opt. Call            A1         1,543,864
                     Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured
            185   Harris County Hospital District, Texas, Revenue Refunding            No Opt. Call        A1 (4)           188,404
                     Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)
          2,242   Heart of Texas Housing Finance Corporation, GNMA                   6/10 at 105.00           Aaa         2,374,323
                     Collateralized Mortgage Loan Revenue Bonds, Robinson
                     Garden Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                     Minimum Tax)
         11,950   Houston, Texas, Junior Lien Water and Sewerage System Revenue        No Opt. Call           AAA         6,815,922
                     Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA
                     Insured (ETM)
          4,680   Houston, Texas, Junior Lien Water and Sewerage System Revenue        No Opt. Call           AAA         2,558,930
                     Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA
                     Insured
                  Kerrville Health Facilities Development Corporation, Texas,
                  Revenue Bonds, Sid Peterson Memorial Hospital Project,
                  Series 2005:
            800      5.250%, 8/15/21                                                   No Opt. Call          BBB-           772,656
          1,220      5.125%, 8/15/26                                                   No Opt. Call          BBB-         1,115,141
          1,100   North Texas Thruway Authority, First Tier System Revenue           1/18 at 100.00           AAA         1,159,213
                     Refunding Bonds, Series 2008A, 5.750%, 1/01/40 - AGC
                     Insured
          3,150   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00            A3         3,186,540
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38
          1,100   North Texas Tollway Authority, System Revenue Bonds, Series        1/19 at 100.00            A2         1,153,845
                     2009, 6.250%, 1/01/39
          2,000   Port of Bay City Authority of Matagorda County, Texas,            11/09 at 100.00            B+         1,977,500
                     Revenue Bonds (Hoechst Celanese Corporation Project)
                     Series 1996, 6.500%, 5/01/26 (WI/DD, Settling 11/02/09)
                     (Alternative Minimum Tax)
          1,000   Sabine River Authority, Texas, Pollution Control Revenue          11/15 at 100.00           CCC           446,940
                     Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28
          3,960   Stafford Economic Development Corporation, Texas, Sales Tax        9/15 at 100.00            A+         4,074,998
                     Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured
          7,500   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00           AA-         7,233,675
                     Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                     2/15/36 (UB)
          3,030   Tarrant County Health Facilities Development Corporation,         12/10 at 105.00           Aaa         3,240,252
                     Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                     Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                     Stockton Nursing Center, Lynnhaven Nursing Center and
                     Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22
            650   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call             A           677,261
                     Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%,
                     12/15/26
                  Texas Turnpike Authority, First Tier Revenue Bonds, Central
                  Texas Turnpike System, Series 2002A:
         10,000      0.000%, 8/15/21 - AMBAC Insured                                   No Opt. Call          BBB+         5,269,800
         12,000      0.000%, 8/15/23 - AMBAC Insured                                   No Opt. Call          BBB+         5,521,080
          2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,         7/15 at 100.00          Baa3         2,242,875
                     Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
         97,357   Total Texas                                                                                            78,565,591
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments


      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 0.2% (0.1% OF TOTAL INVESTMENTS)
$           820   Virgin Islands Public Finance Authority, Matching Fund            10/19 at 100.00           BBB   $       864,854
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,000   Amherst Industrial Development Authority, Virginia, Revenue        9/16 at 100.00           BBB           944,430
                     Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26
          1,870   Virginia Beach Development Authority, Virginia, Multifamily       10/14 at 102.00           N/R         1,782,409
                     Residential Rental Housing Revenue Bonds, Hamptons and
                     Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,870   Total Virginia                                                                                          2,726,839
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 6.0% (3.8% OF TOTAL INVESTMENTS)
         11,345   Chelan County Public Utility District 1, Washington, Columbia        No Opt. Call            AA         7,481,233
                     River-Rock Island Hydro-Electric System Revenue Refunding
                     Bonds, Series 1997A, 0.000%, 6/01/19 - NPFG Insured
         17,075   Port of Seattle, Washington, General Obligation Bonds, Series     12/10 at 100.00           AAA        17,202,550
                     2000B, 5.750%, 12/01/25 (Alternative Minimum Tax) (UB)
          5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,         10/11 at 100.00           Aa2         5,120,900
                     5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)
                     (UB)
          1,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R           800,090
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
         34,420   Total Washington                                                                                       30,604,773
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)
          3,550   Mason County, West Virginia, Pollution Control Revenue Bonds,     10/11 at 100.00           BBB         3,581,950
                     Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
          1,950   West Virginia Hospital Finance Authority, Hospital Revenue         9/19 at 100.00            A2         1,923,929
                     Bonds, Charleston Area Medical Center, Series 2009A,
                     5.625%, 9/01/32
          1,000   West Virginia Hospital Finance Authority Hospital Revenue         10/18 at 100.00           N/R           894,260
                     Bonds (Thomas Health System, Inc.) Series 2008, 6.500%,
                     10/01/38
------------------------------------------------------------------------------------------------------------------------------------
          6,500   Total West Virginia                                                                                     6,400,139
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 3.7% (2.4% OF TOTAL INVESTMENTS)
          4,830   Badger Tobacco Asset Securitization Corporation, Wisconsin,        6/12 at 100.00           AAA         5,277,789
                     Tobacco Settlement Asset-Backed Bonds, Series 2002,
                     6.125%, 6/01/27 (Pre-refunded 6/01/12)
            315   Wisconsin Health and Educational Facilities Authority,             5/16 at 100.00           BBB           258,577
                     Revenue Bonds, Divine Savior Healthcare, Series 2006,
                     5.000%, 5/01/32
                  Wisconsin Health and Educational Facilities Authority,
                  Revenue Bonds, Eagle River Memorial Hospital Inc., Series
                  2000:
          1,000      5.750%, 8/15/20 - RAAI Insured                                  8/10 at 101.00          BBB-         1,004,760
          3,000      5.875%, 8/15/30 - RAAI Insured                                  8/10 at 101.00          BBB-         2,934,570
          1,150   Wisconsin Health and Educational Facilities Authority,             5/14 at 100.00          BBB+         1,134,441
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                     5/01/24
          4,000   Wisconsin Health and Educational Facilities Authority,             8/16 at 100.00          BBB+         3,409,640
                     Revenue Bonds, Wheaton Franciscan Healthcare System,
                     Series 2006, 5.250%, 8/15/34
          4,600   Wisconsin State, General Obligation Bonds, Series 2006A,           5/16 at 100.00            AA         4,768,360
                     4.750%, 5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         18,895   Total Wisconsin                                                                                        18,788,137
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         1,720   Sweetwater County, Wyoming, Pollution Control Revenue              8/19 at 100.00            A-   $     1,790,004
                     Refunding Bonds, Idaho Power Company Project, Series 2006,
                     5.250%, 7/15/26 (Mandatory put 7/14/26)
          2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue          12/15 at 100.00          BBB+         2,350,074
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,220   Total Wyoming                                                                                           4,140,078
------------------------------------------------------------------------------------------------------------------------------------
$       874,815   Total Investments (cost $789,781,632) - 156.2%                                                        798,173,885
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (18.3)%                                                                   (93,377,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.3%                                                                   16,813,335
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (41.2)% (5)                                                 (210,700,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   510,910,220
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.4%.

N/R     Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

(IF)    Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

34 Nuveen Investments

NQS | Nuveen Select Quality Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 2.8% (1.9% OF TOTAL INVESTMENTS)
$        10,000   Lauderdale County and Florence Health Authority, Alabama,          7/10 at 102.00             A   $     9,374,600
                     Revenue Bonds, Coffee Health Group, Series 2000A, 6.000%,
                     7/01/29 - NPFG Insured
          5,155   Phenix City Industrial Development Board, Alabama,                 5/12 at 100.00           BBB         4,342,108
                     Environmental Improvement Revenue Bonds, MeadWestvaco
                     Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         15,155   Total Alabama                                                                                          13,716,708
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.0% (0.6% OF TOTAL INVESTMENTS)
            500   Alaska Housing Finance Corporation, General Housing Purpose       12/14 at 100.00            AA           514,440
                     Bonds, Series 2005A, 5.000%, 12/01/26 - FGIC Insured (UB)
          2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai      8/13 at 100.00            A3         2,045,820
                     Peninsula Hospital Service Area, Series 2003, 5.000%,
                     8/01/23 - FGIC Insured
          2,315   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00          Baa3         2,126,976
                     Settlement Asset-Backed Bonds, Series 2006A, 4.625%,
                     6/01/23
------------------------------------------------------------------------------------------------------------------------------------
          4,815   Total Alaska                                                                                            4,687,236
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.9% (1.9% OF TOTAL INVESTMENTS)
          2,300   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/18 at 100.00           AA-         2,315,939
                     Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33
          3,750   Salt River Project Agricultural Improvement and Power             12/13 at 100.00           Aa2         3,955,163
                     District, Arizona, Electric System Revenue Bonds, Series
                     2003, 5.000%, 12/01/18 - NPFG Insured
          8,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         6,842,800
                     Bonds, Series 2007, 5.000%, 12/01/37
            750   Scottsdale Industrial Development Authority, Arizona,              9/13 at 100.00            A3           743,378
                     Hospital Revenue Bonds, Scottsdale Healthcare, Series
                     2008A, 5.250%, 9/01/30
------------------------------------------------------------------------------------------------------------------------------------
         14,800   Total Arizona                                                                                          13,857,280
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)
          4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts           No Opt. Call            A3         5,163,885
                     Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 5.3% (3.5% OF TOTAL INVESTMENTS)
                  Calexico Unified School District, Imperial County,
                  California, General Obligation Bonds, Series 2005B:
          3,685      0.000%, 8/01/31 - FGIC Insured                                    No Opt. Call             A           949,772
          4,505      0.000%, 8/01/33 - FGIC Insured                                    No Opt. Call             A         1,019,121
          1,110   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB           930,524
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 5.000%, 6/01/26
            550   California Pollution Control Financing Authority, Remarketed       4/11 at 102.00             A           567,122
                     Revenue Bonds, Pacific Gas and Electric Company, Series
                     1996A, 5.350%, 12/01/16 - NPFG Insured (Alternative
                     Minimum Tax)
          1,550   California Statewide Community Development Authority, Revenue      7/18 at 100.00           AA-         1,599,259
                     Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                     7/01/47 - FGIC Insured
          1,000   Coachella Valley Unified School District, Riverside County,          No Opt. Call             A           281,020
                     California, General Obligation Bonds, Series 2005A,
                     0.000%, 8/01/30 - FGIC Insured
                  Colton Joint Unified School District, San Bernardino County,
                  California, General Obligation Bonds, Series 2006C:
          3,200      0.000%, 2/01/30 - FGIC Insured                                   2/15 at 45.69            A+           839,552
          6,800      0.000%, 2/01/35 - FGIC Insured                                   2/15 at 34.85            A+         1,229,712
                  Cupertino Union School District, Santa Clara County,
                  California, General Obligation Bonds, Series 2003B:
          8,100      0.000%, 8/01/24 - FGIC Insured                                   8/13 at 58.68            AA         3,528,927
         11,430      0.000%, 8/01/27 - FGIC Insured                                   8/13 at 49.98            AA         4,060,165
          7,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         4,090,170
                     Enhanced Tobacco Settlement Revenue Bonds, Residual Series
                     2040, 10.380%, 6/01/45 - FGIC Insured (IF)
          1,045   Lake Tahoe Unified School District, El Dorado County,                No Opt. Call            A2           257,185
                     California, General Obligation Bonds, Series 2001B,
                     0.000%, 8/01/31 - NPFG Insured

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         6,000   Placentia-Yorba Linda Unified School District, Orange County,        No Opt. Call            A+   $     1,277,760
                     California, Certificates of Participation, Series 2006,
                     0.000%, 10/01/34 - FGIC Insured
          5,000   Riverside County Asset Leasing Corporation, California,              No Opt. Call             A         2,026,250
                     Leasehold Revenue Bonds, Riverside County Hospital
                     Project, Series 1997, 0.000%, 6/01/25 - NPFG Insured
          5,000   Santa Monica Community College District, Los Angeles County,         No Opt. Call            AA         1,890,700
                     California, General Obligation Bonds, Series 2005C,
                     0.000%, 8/01/26 - NPFG Insured
          2,460   Santee School District, County, California, General                  No Opt. Call           AAA           586,243
                     Obligation Bonds, Capital Appreciation, Election 2006,
                     Series 2008D, 0.000%, 8/01/33 - AGC Insured
          2,000   Yuma Community College District, California, General                8/17 at 45.45            A1           455,900
                     Obligation Bonds, Series 2007B, 0.000%, 8/01/33 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         70,435   Total California                                                                                       25,589,382
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 11.3% (7.4% OF TOTAL INVESTMENTS)
         11,000   Colorado Department of Transportation, Revenue Anticipation        6/10 at 100.50           Aaa        11,443,190
                     Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10)
                     - AMBAC Insured
          3,335   Colorado Health Facilities Authority, Colorado, Revenue            7/19 at 100.00            AA         3,410,004
                     Bonds, Catholic Health Initiatives, Series 2009A, 5.500%,
                     7/01/34 (WI/DD, Settling 11/10/09)
          1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre        9/18 at 102.00           AAA         1,151,990
                     Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                     Insured
         16,995   Denver City and County, Colorado, Airport System Revenue          11/10 at 100.00            A+        17,039,526
                     Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                     Insured (Alternative Minimum Tax)
          4,500   Denver City and County, Colorado, Airport System Revenue          11/11 at 100.00            A+         4,593,330
                     Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                     Insured (Alternative Minimum Tax)
          1,500   Denver Convention Center Hotel Authority, Colorado, Senior        11/16 at 100.00          BBB-         1,194,120
                     Revenue Bonds, Convention Center Hotel, Series 2006,
                     4.625%, 12/01/30 - SYNCORA GTY Insured
                  E-470 Public Highway Authority, Colorado, Senior Revenue
                  Bonds, Series 1997B:
          1,420      0.000%, 9/01/23 - NPFG Insured                                    No Opt. Call             A           586,034
          8,515      0.000%, 9/01/25 - NPFG Insured                                    No Opt. Call             A         3,059,099
         13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,       9/20 at 45.40             A         2,381,340
                     Series 2004B, 0.000%, 9/01/34 - NPFG Insured
          5,000   Ebert Metropolitan District, Colorado, Limited Tax General        12/17 at 100.00          BBB-         4,498,650
                     Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI
                     Insured
         12,355   Northwest Parkway Public Highway Authority, Colorado, Senior        6/11 at 40.52           AAA         4,888,997
                     Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26
                     (Pre-refunded 6/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         78,770   Total Colorado                                                                                         54,246,280
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 2.7% (1.8% OF TOTAL INVESTMENTS)
                  District of Columbia Tobacco Settlement Corporation, Tobacco
                  Settlement Asset-Backed Bonds, Series 2001:
          2,405      6.250%, 5/15/24                                                 5/11 at 101.00           BBB         2,411,061
          5,135      6.500%, 5/15/33                                                   No Opt. Call           BBB         4,863,204
          5,000   District of Columbia, General Obligation Bonds, Series 1998B,        No Opt. Call            A+         5,860,450
                     6.000%, 6/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,540   Total District of Columbia                                                                             13,134,715
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 3.7% (2.5% OF TOTAL INVESTMENTS)
                  Lee County, Florida, Airport Revenue Bonds, Series 2000A:
          3,075      5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)       10/10 at 101.00           AAA         3,140,651
          4,860      5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)       10/10 at 101.00           AAA         4,957,346
          9,250   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,       7/17 at 100.00             A         7,968,320
                     Southwest Annexation District 1B, Series 2007, 5.000%,
                     7/01/40 - NPFG Insured
          2,500   South Miami Health Facilities Authority, Florida, Revenue          8/17 at 100.00           AA-         1,887,950
                     Bonds, Baptist Health Systems of South Florida, Series
                     2007, ROLS 11151, 17.724%, 8/15/42 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         19,685   Total Florida                                                                                          17,954,267
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
          3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series            1/10 at 101.00            A+         3,751,575
                     2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 14.9% (9.8% OF TOTAL INVESTMENTS)
                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
$         3,855      0.000%, 12/01/25 - FGIC Insured                                   No Opt. Call           AA-   $     1,671,721
          2,925      0.000%, 12/01/31 - FGIC Insured                                   No Opt. Call           AA-           851,000
          5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods         7/10 at 101.00           AAA         6,165,464
                     Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                     (Pre-refunded 7/01/10) - FGIC Insured
         15,000   Chicago, Illinois, Second Lien Passenger Facility Charge           1/11 at 101.00            A1        14,191,200
                     Revenue Bonds, O'Hare International Airport, Series 2001A,
                     5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)
                  Chicago, Illinois, Second Lien Passenger Facility Charge
                  Revenue Bonds, O'Hare International Airport, Series 2001C:
          3,770      5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00            A1         3,597,900
          5,460      5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)       1/11 at 101.00            A1         5,081,131
          2,000   Illinois Finance Authority, Revenue Bonds, Children's              8/18 at 100.00           AAA         1,997,880
                     Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                     Insured (UB)
          1,000   Illinois Finance Authority, Revenue Bonds, Edward Health           2/18 at 100.00            A+           962,860
                     Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                     AMBAC Insured
          3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00          Baa1         3,637,602
                     Systems, Series 2007A, 5.500%, 8/01/37
         10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00           Aaa        11,147,300
                     Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded
                     5/15/12)
          2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest       2/11 at 102.00           Aaa         2,046,780
                     Care Center I Inc., Series 2001, 5.950%, 2/20/36
          8,945   Lake and McHenry Counties Community Unit School District 118,       1/15 at 74.44           Aa3         5,192,483
                     Wauconda, Illinois, General Obligation Bonds, Series
                     2005B, 0.000%, 1/01/21 - FSA Insured
          9,000   McHenry County Community Unit School District 200, Woodstock,        No Opt. Call           Aa3         4,717,350
                     Illinois, General Obligation Bonds, Series 2006B, 0.000%,
                     1/15/23 - FGIC Insured
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Bonds, McCormick Place Expansion Project, Series 2002A:
          6,700      0.000%, 12/15/23 - NPFG Insured                                   No Opt. Call           AAA         3,253,989
          2,920      5.000%, 12/15/28 - NPFG Insured                                 6/12 at 101.00           AAA         2,981,904
          1,100      0.000%, 12/15/35 - NPFG Insured                                   No Opt. Call           AAA           254,639
          2,455      0.000%, 6/15/41 - NPFG Insured                                    No Opt. Call           AAA           412,538
          7,500   Valley View Public Schools, Community Unit School District           No Opt. Call            AA         3,339,675
                     365U of Will County, Illinois, General Obligation Bonds,
                     Series 2005, 0.000%, 11/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         94,470   Total Illinois                                                                                         71,503,416
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.0% (2.0% OF TOTAL INVESTMENTS)
          2,000   Hospital Authority of Delaware County, Indiana, Hospital           8/16 at 100.00          Baa3         1,607,640
                     Revenue Bonds, Cardinal Health System, Series 2006,
                     5.250%, 8/01/36
          2,000   Indiana Health Facility Financing Authority, Revenue Bonds,        3/17 at 100.00           BBB         1,907,520
                     Community Foundation of Northwest Indiana, Series 2007,
                     5.500%, 3/01/37
            765   Indiana Housing Finance Authority, Single Family Mortgage          1/10 at 100.00           Aaa           781,631
                     Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                     (Alternative Minimum Tax)
          2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00            A+         2,210,738
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
          7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,      2/11 at 100.00       AA- (4)         8,153,917
                     Memorial Health System, Series 2000, 5.625%, 8/15/33
                     (Pre-refunded 2/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,650   Total Indiana                                                                                          14,661,446
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,100   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00           BBB         2,279,337
                     Revenue Bonds, Series 2005C, 5.625%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.8% (0.6% OF TOTAL INVESTMENTS)
          3,790   Kansas Department of Transportation, Highway Revenue Bonds,        3/14 at 100.00           AAA         4,097,672
                     Series 2004A, 5.000%, 3/01/23 (UB)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.2% (0.2% OF TOTAL INVESTMENTS)
$         1,000   Kentucky Economic Development Finance Authority, Louisville        6/18 at 100.00           AAA   $     1,071,950
                     Arena Project Revenue Bonds, Louisville Arena Authority,
                     Inc., Series 2008A-1, 6.000%, 12/01/33 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 1.0% (0.6% OF TOTAL INVESTMENTS)
          5,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00            A3         4,627,100
                     Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.3% (0.2% OF TOTAL INVESTMENTS)
            835   Massachusetts Educational Finance Authority, Student Loan         12/09 at 101.00            AA           844,937
                     Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                     NPFG Insured (Alternative Minimum Tax)
            500   Massachusetts Health and Educational Facilities Authority,         7/18 at 100.00            A3           454,360
                     Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                     7/01/38
------------------------------------------------------------------------------------------------------------------------------------
          1,335   Total Massachusetts                                                                                     1,299,297
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 6.7% (4.4% OF TOTAL INVESTMENTS)
            540   Detroit, Michigan, General Obligation Bonds, Series 2003A,         4/13 at 100.00            BB           459,583
                     5.250%, 4/01/19 - SYNCORA GTY Insured
         10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,         1/10 at 101.00           Aaa        10,189,400
                     Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC
                     Insured
          3,275   Michigan State Hospital Finance Authority, Revenue Refunding       2/10 at 100.00           BB-         3,201,902
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1993A, 6.500%, 8/15/18
          6,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/11 at 100.00            A2         5,894,220
                     Pollution Control Revenue Refunding Bonds, Fixed Rate
                     Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                     9/01/29 - SYNCORA GTY Insured (Alternative Minimum Tax)
          7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding     12/12 at 100.00          Baa1         6,978,300
                     Bonds, Detroit Edison Company, Series 2002C, 5.450%,
                     12/15/32 - SYNCORA GTY Insured (Alternative Minimum Tax)
          5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital          11/11 at 100.00            A1         5,466,586
                     Revenue Bonds, William Beaumont Hospital, Series 2001M,
                     5.250%, 11/15/35 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         33,215   Total Michigan                                                                                         32,189,991
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.9% (1.3% OF TOTAL INVESTMENTS)
          7,000   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00           AAA         7,385,070
                     Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                     1/01/32 (Pre-refunded 1/01/11) - FGIC Insured
          1,880   Minnesota Housing Finance Agency, Single Family Mortgage           1/10 at 100.00           AA+         1,914,536
                     Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          8,880   Total Minnesota                                                                                         9,299,606
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,475   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00            AA         2,520,565
                     Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                     5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)
          5,000   Kansas City Municipal Assistance Corporation, Missouri,              No Opt. Call           AA-         1,735,050
                     Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                     AMBAC Insured
          1,500   Missouri-Illinois Metropolitan District Bi-State Development      10/13 at 100.00           AAA         1,506,825
                     Agency, Mass Transit Sales Tax Appropriation Bonds,
                     Metrolink Cross County Extension Project, Series 2002B,
                     5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,500   Total Missouri                                                                                          3,241,875
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 5.7% (3.8% OF TOTAL INVESTMENTS)
          4,885   Clark County, Nevada, Limited Tax General Obligation Bank          7/10 at 100.00       AA+ (4)         5,054,900
                     Bonds, Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)
          7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,      7/10 at 101.00       Aa3 (4)         7,857,075
                     Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) - NPFG
                     Insured
          1,950   Director of Nevada State Department of Business and Industry,      1/10 at 102.00          Caa2           399,770
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.625%, 1/01/32 - AMBAC Insured
          2,500   Reno, Nevada, Health Facilities Revenue Bonds, Catholic            7/17 at 100.00           AAA         2,688,850
                     Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                     Insured (IF)

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA (continued)
$        10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,      7/11 at 100.00           AAA   $    11,572,483
                     Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         27,585   Total Nevada                                                                                           27,573,078
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 7.9% (5.2% OF TOTAL INVESTMENTS)
         16,840   New Jersey Health Care Facilities Financing Authority, Revenue      1/17 at 39.39           BB+         2,087,992
                     Bonds, Saint Barnabas Health Care System, Series 2006A,
                     0.000%, 7/01/35
          2,400   New Jersey Health Care Facilities Financing Authority, Revenue     7/10 at 101.00      BBB- (4)         2,535,792
                     Bonds, Trinitas Hospital Obligated Group, Series 2000,
                     7.500%, 7/01/30 (Pre-refunded 7/01/10)
         14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer        10/10 at 100.00           Aaa        14,950,770
                     Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 -
                     NPFG Insured (Alternative Minimum Tax)
          1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily       11/09 at 100.00            A+         1,905,400
                     Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 -
                     AMBAC Insured (Alternative Minimum Tax)
         20,000   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call           AAA         4,948,200
                     System Bonds, Series 2006C, 0.000%, 12/15/33 - FSA Insured
          6,470   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/12 at 100.00           AAA         7,033,666
                     Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                     (Pre-refunded 6/01/12)
          6,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB         4,386,460
                     Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                     6/01/41
------------------------------------------------------------------------------------------------------------------------------------
         68,980   Total New Jersey                                                                                       37,848,280
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 5.0% (3.3% OF TOTAL INVESTMENTS)
          8,500   Farmington, New Mexico, Pollution Control Revenue Refunding        4/10 at 100.00          Baa3         8,447,555
                     Bonds, Public Service Company of New Mexico - San Juan
                     Project, Series 1997B, 5.800%, 4/01/22
                  New Mexico Hospital Equipment Loan Council, Hospital Revenue
                  Bonds, Presbyterian Healthcare Services, Series 2001A:
          8,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                          8/11 at 101.00       AA- (4)         8,723,840
          6,200      5.500%, 8/01/30 (Pre-refunded 8/01/11)                          8/11 at 101.00       AA- (4)         6,760,976
------------------------------------------------------------------------------------------------------------------------------------
         22,700   Total New Mexico                                                                                       23,932,371
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 8.4% (5.5% OF TOTAL INVESTMENTS)
         10,000   Dormitory Authority of the State of New York, New York City,       5/10 at 101.00       AA- (4)        10,407,200
                     Lease Revenue Bonds, Court Facilities, Series 1999, 6.000%,
                     5/15/39 (Pre-refunded 5/15/10)
          7,000   Metropolitan Transportation Authority, New York, State Service     7/12 at 100.00           AA-         7,112,000
                     Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29
          5,000   New York City Municipal Water Finance Authority, New York,        12/09 at 101.00           AAA         5,022,050
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     1999B, 5.000%, 6/15/29 - FSA Insured
          2,255   New York City Transit Authority, New York, Metropolitan            1/10 at 101.00       N/R (4)         2,298,476
                     Transportation Authority, Triborough Bridge and Tunnel
                     Authority, Certificates of Participation, Series 2000A,
                     5.750%, 1/01/20 (Pre-refunded 1/01/10) - AMBAC Insured
          9,750   New York City Transitional Finance Authority, New York, Future     5/10 at 101.00           AAA        10,148,678
                     Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                     (Pre-refunded 5/15/10)
          5,385   New York State Mortgage Agency, Homeowner Mortgage Revenue         3/10 at 100.50           Aa1         5,400,401
                     Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         39,390   Total New York                                                                                         40,388,805
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 4.9% (3.2% OF TOTAL INVESTMENTS)
         18,555   North Carolina Eastern Municipal Power Agency, Power System        1/10 at 100.00          Baa1        18,576,519
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured
          1,900   North Carolina Turnpike Authority, Triangle Expressway System      1/19 at 100.00           AAA         1,997,926
                     Senior Lien Revenue Bonds, Series 2009A, 5.750%, 1/01/39 -
                     AGC Insured
          3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,      1/18 at 100.00           AA-         2,891,910
                     Doing Business as Carolinas HealthCare System, Health Care
                     Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
         23,455   Total North Carolina                                                                                   23,466,355
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 6.3% (4.1% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$           240      5.125%, 6/01/24                                                 6/17 at 100.00           BBB   $       213,758
          2,980      5.375%, 6/01/24                                                 6/17 at 100.00           BBB         2,724,644
          2,700      5.875%, 6/01/30                                                 6/17 at 100.00           BBB         2,349,999
          2,755      5.750%, 6/01/34                                                 6/17 at 100.00           BBB         2,316,817
          7,995      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         5,923,655
          5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/22 at 100.00           BBB         3,378,143
                     Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                     Series 2007A-3, 0.000%, 6/01/37
                  Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                  Kettering Medical Center, Series 1999:
          5,000      6.750%, 4/01/18 (Pre-refunded 4/01/10)                          4/10 at 101.00         A (4)         5,183,150
          5,000      6.750%, 4/01/22 (Pre-refunded 4/01/10)                          4/10 at 101.00         A (4)         5,183,150
          3,750   Ohio Higher Educational Facilities Commission, Revenue Bonds,      1/17 at 100.00             A         2,630,925
                     University Hospitals Health System Inc., Series 2007A,
                     Trust 2812-1, 12.410%, 1/15/46 - AMBAC Insured (IF)
            185   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa           190,526
                     Program Residential Mortgage Revenue Bonds, Series 2000C,
                     6.050%, 3/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         35,755   Total Ohio                                                                                             30,094,767
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)
          1,675   Oklahoma Development Finance Authority, Health System Revenue      8/18 at 100.00           AA-         1,709,137
                     Bonds, Integris Baptist Medical Center, Series 2008B,
                     5.250%, 8/15/38
          2,235   Oklahoma Development Finance Authority, Revenue Bonds, St.         2/14 at 100.00             A         2,245,974
                     John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
          3,910   Total Oklahoma                                                                                          3,955,111
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.7% (1.8% OF TOTAL INVESTMENTS)
             95   Delaware River Port Authority, New Jersey and Pennsylvania,        1/10 at 100.00           AAA            95,747
                     Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured
          1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,         12/18 at 100.00           AAA         1,259,025
                     Series 2008, 5.000%, 12/01/43 - FSA Insured
          3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage       10/16 at 100.00           AA+         3,027,343
                     Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                     (Alternative Minimum Tax) (UB)
          8,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/27 at 100.00            A2         5,108,518
                     Capital Appreciation Series 2009E, 0.000%, 12/01/38
          5,000   Pennsylvania Turnpike Commission, Turnpike Subordinate             6/26 at 100.00           AAA         3,641,400
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,795   Total Pennsylvania                                                                                     13,132,033
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 2.7% (1.8% OF TOTAL INVESTMENTS)
            800   Puerto Rico Public Buildings Authority, Guaranteed Government        No Opt. Call          BBB-           616,256
                     Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                     7/01/31 - AMBAC Insured
          2,200   Puerto Rico Public Buildings Authority, Guaranteed Government      7/17 at 100.00      Baa3 (4)         2,164,514
                     Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                     7/01/31 (Pre-refunded 7/01/17) - AMBAC Insured
         12,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/26 at 100.00            A+         8,847,960
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
         23,890   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call           AA-         1,461,351
                     Revenue Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         38,890   Total Puerto Rico                                                                                      13,090,081
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.6% (1.0% OF TOTAL INVESTMENTS)
                  Rhode Island Housing & Mortgage Finance Corporation,
                  Homeownership Opportunity 57-B Bond Program, Series 2008,
                  Trust 1177:
          1,500      9.524%, 10/01/27 (Alternative Minimum Tax) (IF)                 4/17 at 100.00           AA+         1,534,770
          1,000      9.624%, 10/01/32 (Alternative Minimum Tax) (IF)                 4/17 at 100.00           AA+         1,012,090
          5,255   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB         4,971,335
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
          7,755   Total Rhode Island                                                                                      7,518,195
------------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 7.7% (5.1% OF TOTAL INVESTMENTS)
                  Greenville County School District, South Carolina,
                  Installment Purchase Revenue Bonds, Series 2002:
$         5,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                       12/12 at 101.00        AA (4)   $     6,373,785
          4,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                       12/12 at 101.00        AA (4)         5,214,915
          3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,         10/11 at 100.00             A         3,740,325
                     Self Memorial Hospital, Series 2001, 5.500%, 10/01/31
          2,500   Lexington County Health Service District, South Carolina,         11/13 at 100.00        A+ (4)         2,893,150
                     Hospital Revenue Refunding and Improvement Bonds, Series
                     2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)
          2,825   Medical University Hospital Authority, South Carolina,             8/14 at 100.00             A         2,911,276
                     FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                     2/15/22 - NPFG Insured
         21,565   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call            A-         6,622,396
                     Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC
                     Insured
          1,250   South Carolina Housing Finance and Development Authority,          6/10 at 100.00           Aa1         1,260,538
                     Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 -
                     FSA Insured (Alternative Minimum Tax)
          7,555   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00       BBB (4)         7,927,915
                     Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                     2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
         49,445   Total South Carolina                                                                                   36,944,300
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 1.7% (1.1% OF TOTAL INVESTMENTS)
          4,375   Sioux Falls, South Dakota, Industrial Revenue Refunding           10/14 at 100.00           AAA         5,348,875
                     Bonds, Great Plains Hotel Corporation, Series 1989,
                     8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative
                     Minimum Tax)
          1,280   South Dakota Education Loans Inc., Revenue Bonds, Subordinate     12/09 at 101.00            B3           919,130
                     Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)
          1,750   South Dakota Health and Educational Facilities Authority,         11/14 at 100.00           AA-         1,776,705
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
          7,405   Total South Dakota                                                                                      8,044,710
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 4.3% (2.9% OF TOTAL INVESTMENTS)
          5,000   Knox County Health, Educational and Housing Facilities Board,      4/12 at 101.00            A1         5,115,950
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.500%, 4/15/31
         20,060   Knox County Health, Educational and Housing Facilities Board,       1/13 at 80.49           AAA        14,100,776
                     Tennessee, Hospital Revenue Refunding Bonds, Covenant
                     Health, Series 2002A, 0.000%, 1/01/17 - FSA Insured
          2,000   Sullivan County Health Educational and Housing Facilities          3/13 at 100.00           N/R         1,719,860
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 5.440%, 9/01/32
------------------------------------------------------------------------------------------------------------------------------------
         27,060   Total Tennessee                                                                                        20,936,586
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 14.6% (9.6% OF TOTAL INVESTMENTS)
          5,110   Brazos River Authority, Texas, Pollution Control Revenue           4/13 at 101.00          Caa3         2,983,269
                     Refunding Bonds, TXU Electric Company, Series 1999C,
                     7.700%, 3/01/32 (Alternative Minimum Tax)
          7,925   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC         7,145,418
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
          4,080   Central Texas Regional Mobility Authority, Travis and              1/15 at 100.00             A         3,520,102
                     Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                     5.000%, 1/01/35 - FGIC Insured
          5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax           12/11 at 100.00           AAA         5,980,645
                     Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded
                     12/01/11) - AMBAC Insured
          2,000   Ennis Independent School District, Ellis County, Texas,             8/16 at 54.64           Aaa           777,940
                     General Obligation Bonds, Series 2006, 0.000%, 8/15/28
          1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal         4/11 at 101.00           BBB         1,564,648
                     Revenue Bonds, Valero Energy Corporation, Series 2001,
                     6.650%, 4/01/32 (Alternative Minimum Tax)
          7,570   Harris County-Houston Sports Authority, Texas, Junior Lien           No Opt. Call             A         1,582,054
                     Revenue Bonds, Series 2001H, 0.000%, 11/15/31 - NPFG
                     Insured
          5,000   Houston Community College, Texas, Limited Tax General              2/13 at 100.00           AA+         5,143,150
                     Obligation Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC
                     Insured (UB)
          9,000   Matagorda County Navigation District 1, Texas, Collateralized        No Opt. Call          BBB+         8,509,860
                     Revenue Refunding Bonds, Houston Light and Power Company,
                     Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                     Minimum Tax)

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
$         7,000   North Texas Thruway Authority, First Tier System Revenue           1/25 at 100.00            A2   $     5,148,570
                     Refunding Bonds, Capital Appreciation Series 2008I,
                     0.000%, 1/01/43
            340   Panhandle Regional Housing Finance Corporation, Texas, GNMA       11/09 at 100.00           N/R           344,457
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative
                     Minimum Tax)
          2,210   Richardson Hospital Authority, Texas, Revenue Bonds,              12/13 at 100.00          Baa2         2,160,916
                     Richardson Regional Medical Center, Series 2004, 6.000%,
                     12/01/19
          4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply           10/12 at 100.00          Baa2         4,833,668
                     System Revenue Refunding Bonds, Series 2002A, 6.000%,
                     10/01/21
          5,500   Spring Independent School District, Harris County, Texas,          8/11 at 100.00           AAA         5,725,170
                     Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%,
                     8/15/26
          4,375   Tarrant County Cultural & Educational Facilities Financing        11/17 at 100.00           AA-         3,852,669
                     Corporation, Texas, Revenue Bonds, Tarrant County Health
                     Resources, Series 2008, Trust 1197, 9.071%, 11/15/47 (IF)
          3,335   Texas State, General Obligation Bonds, Water Financial             8/19 at 100.00           AA+         3,777,955
                     Assistance, Tender Option Bond Trust 3479, 13.214%,
                     8/01/39 (IF)
                  White Settlement Independent School District, Tarrant County,
                  Texas, General Obligation Bonds, Series 2006:
          9,110      0.000%, 8/15/36                                                  8/15 at 33.75           AAA         2,161,074
          9,110      0.000%, 8/15/41                                                  8/15 at 25.73           AAA         1,633,332
          7,110      0.000%, 8/15/45                                                  8/15 at 20.76           AAA         1,006,705
          1,785   Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA        4/10 at 100.00           AAA         1,787,570
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative
                     Minimum Tax)
          2,000   Wylie Independent School District, Taylor County, Texas,            8/15 at 57.10           AAA           869,500
                     General Obligation Bonds, Series 2005, 0.000%, 8/15/26
------------------------------------------------------------------------------------------------------------------------------------
        104,310   Total Texas                                                                                            70,508,672
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 4.1% (2.7% OF TOTAL INVESTMENTS)
          3,565   Utah Associated Municipal Power Systems, Revenue Bonds,            4/13 at 100.00           AAA         3,736,655
                     Payson Power Project, Series 2003A, 5.000%, 4/01/24 - FSA
                     Insured (UB)
         16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health              2/10 at 100.00         A (4)        16,111,310
                     Services Inc., Series 1997, 5.250%, 8/15/26 - NPFG Insured
                     (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         19,615   Total Utah                                                                                             19,847,965
------------------------------------------------------------------------------------------------------------------------------------
                  VERMONT - 1.9% (1.3% OF TOTAL INVESTMENTS)
                  Vermont Educational and Health Buildings Financing Agency,
                  Revenue Bonds, Fletcher Allen Health Care Inc., Series
                  2000A:
          3,720      6.125%, 12/01/15 - AMBAC Insured                               12/10 at 101.00          Baa1         3,798,492
          4,265      6.250%, 12/01/16 - AMBAC Insured                               12/10 at 101.00          Baa1         4,353,072
          1,035   Vermont Housing Finance Agency, Single Family Housing Bonds,      11/09 at 100.00           AAA         1,057,221
                     Series 2000-13A, 5.950%, 11/01/25 - FSA Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,020   Total Vermont                                                                                           9,208,785
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
          2,000   Fairfax County Economic Development Authority, Virginia,          10/17 at 100.00           N/R         1,702,040
                     Residential Care Facilities Mortgage Revenue Bonds,
                     Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
          5,000   Metropolitan Washington DC Airports Authority, Virginia,          10/26 at 100.00           AAA         3,416,200
                     Dulles Toll Road Revenue Bonds, Series 2009C., 0.000%,
                     10/01/41 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,000   Total Virginia                                                                                          5,118,240
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 4.6% (3.0% OF TOTAL INVESTMENTS)
$         8,810   Chelan County Public Utility District 1, Washington, Hydro         7/11 at 101.00            AA   $     8,811,410
                     Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                     1/01/36 - NPFG Insured (Alternative Minimum Tax) (UB)
          3,750   FYI Properties, Washington, Lease Revenue Bonds, Washington        6/19 at 100.00            AA         3,933,750
                     State Department of Information Services Project, Series
                     2009, 5.500%, 6/01/39
          7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,       3/10 at 101.00             A         7,308,015
                     Terminal 18, Series 1999B, 6.000%, 9/01/20 - NPFG Insured
                     (Alternative Minimum Tax)
          2,500   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R         2,000,225
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
         22,285   Total Washington                                                                                       22,053,400
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.0% (0.7% OF TOTAL INVESTMENTS)
          5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,     10/11 at 100.00           BBB         5,045,000
                     Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.8% (1.8% OF TOTAL INVESTMENTS)
          5,950   Badger Tobacco Asset Securitization Corporation, Wisconsin,        6/12 at 100.00           AAA         6,501,625
                     Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                     6/01/27 (Pre-refunded 6/01/12)
          5,000   Madison, Wisconsin, Industrial Development Revenue Refunding       4/12 at 100.00           AA-         5,051,250
                     Bonds, Madison Gas and Electric Company Projects, Series
                     2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)
          2,100   Wisconsin Health and Educational Facilities Authority, Revenue     8/13 at 100.00          BBB+         1,765,910
                     Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                     5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
         13,050   Total Wisconsin                                                                                        13,318,785
------------------------------------------------------------------------------------------------------------------------------------
$       949,270   Total Investments (cost $729,435,281) - 151.9%                                                        730,919,102
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.9)%                                                                    (18,540,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.2%                                                                   20,129,208
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.2)% (5)                                                 (251,275,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   481,233,310
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.4%.

N/R     Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

(IF)    Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

NQU | Nuveen Quality Income Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 2.8% (1.8% OF TOTAL INVESTMENTS)
                  Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                  Warrants, Series 2001A:
$         7,475      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured           2/11 at 101.00           AAA   $     7,973,358
          6,340      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured           2/11 at 101.00           AAA         6,693,645
          6,970      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured           2/11 at 101.00           AAA         7,434,690
------------------------------------------------------------------------------------------------------------------------------------
         20,785   Total Alabama                                                                                          22,101,693
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.8% (1.1% OF TOTAL INVESTMENTS)
          6,110   Alaska Housing Finance Corporation, General Housing Purpose       12/14 at 100.00            AA         6,266,783
                     Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured (UB)
         11,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00          Baa3         7,309,500
                     Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                     6/01/46
------------------------------------------------------------------------------------------------------------------------------------
         17,110   Total Alaska                                                                                           13,576,283
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 2.2% (1.4% OF TOTAL INVESTMENTS)
          5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,           7/13 at 100.00            A2         5,354,976
                     Multipurpose Stadium Facility Project, Series 2003A,
                     5.000%, 7/01/28 - NPFG Insured
          1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series        No Opt. Call           AA-         1,104,030
                     2002, 5.250%, 7/01/17 - FGIC Insured
          2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/18 at 100.00           AA-         2,366,286
                     Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33
          8,010   Salt River Project Agricultural Improvement and Power              1/12 at 101.00           Aa1         8,264,638
                     District, Arizona, Electric System Revenue Refunding
                     Bonds, Series 2002A, 5.125%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
         16,710   Total Arizona                                                                                          17,089,930
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)
                  Arkansas Development Finance Authority, Tobacco Settlement
                  Revenue Bonds, Arkansas Cancer Research Center Project,
                  Series 2006:
          2,500      0.000%, 7/01/36 - AMBAC Insured                                   No Opt. Call           Aa3           611,550
         19,800      0.000%, 7/01/46 - AMBAC Insured                                   No Opt. Call           Aa3         2,716,362
          4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical      11/14 at 100.00           Aa3         4,079,720
                     Sciences Campus, Series 2004B, 5.000%, 11/01/34 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         26,300   Total Arkansas                                                                                          7,407,632
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 13.8% (8.9% OF TOTAL INVESTMENTS)
         12,500   Anaheim Public Finance Authority, California, Subordinate            No Opt. Call           AAA         2,620,250
                     Lease Revenue Bonds, Public Improvement Project, Series
                     1997C, 0.000%, 9/01/35 - FSA Insured
          1,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         1,127,190
                     Revenue Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded
                     5/01/12)
          6,000   California Health Facilities Financing Authority, Health           3/13 at 100.00             A         5,570,700
                     Facility Revenue Bonds, Adventist Health System/West,
                     Series 2003A, 5.000%, 3/01/33
          3,450   California Infrastructure Economic Development Bank, Revenue      10/11 at 101.00            A-         3,257,732
                     Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                     10/01/34
          1,360   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB         1,249,024
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/30
          3,600   California Statewide Community Development Authority, Revenue      7/18 at 100.00           AA-         3,714,408
                     Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                     7/01/47 - FGIC Insured
         14,600   California, General Obligation Bonds, Series 2003, 5.250%,         8/13 at 100.00             A        14,618,396
                     2/01/28
         25,000   California, General Obligation Bonds, Series 2005, 4.750%,         3/16 at 100.00             A        22,266,749
                     3/01/35 - NPFG Insured
         10,000   California, Various Purpose General Obligation Bonds, Series       4/10 at 100.00             A         9,314,700
                     1999, 4.750%, 4/01/29 - NPFG Insured
         16,000   California, Various Purpose General Obligation Bonds, Series       6/17 at 100.00             A        14,977,920
                     2007, 5.000%, 6/01/37
          8,500   Foothill/Eastern Transportation Corridor Agency, California,       1/10 at 100.00             A         7,304,305
                     Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                     NPFG Insured

44 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1:
$        10,100      5.000%, 6/01/33                                                 6/17 at 100.00           BBB   $     7,707,108
          1,500      5.125%, 6/01/47                                                 6/17 at 100.00           BBB           996,585
          3,300   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call             A         3,523,509
                     Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39
          1,830   San Diego Public Facilities Financing Authority, California,       8/19 at 100.00           AA-         2,306,971
                     Water Utility Revenue Bonds, Tender Option Bond Trust
                     3504, 19.428%, 8/01/39 (IF)
         30,000   San Joaquin Hills Transportation Corridor Agency, Orange             No Opt. Call             A         4,674,000
                     County, California, Toll Road Revenue Refunding Bonds,
                     Series 1997A, 0.000%, 1/15/35 - NPFG Insured
          3,000   San Mateo County Community College District, California,             No Opt. Call           Aa1           951,480
                     General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                     NPFG Insured
          1,500   Tobacco Securitization Authority of Northern California,           6/15 at 100.00           BBB         1,062,510
                     Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                     5.500%, 6/01/45
------------------------------------------------------------------------------------------------------------------------------------
        153,240   Total California                                                                                      107,243,537
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 5.3% (3.4% OF TOTAL INVESTMENTS)
          1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre        9/18 at 102.00           AAA         1,001,730
                     Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                     Insured
         10,000   Denver City and County, Colorado, Airport System Revenue          11/10 at 100.00            A+        10,026,200
                     Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                     Insured (Alternative Minimum Tax)
          6,185   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call             A         2,059,296
                     Bonds, Series 1997B, 0.000%, 9/01/26 - NPFG Insured
         43,000   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call             A         8,457,240
                     Bonds, Series 2000B, 0.000%, 9/01/33 - NPFG Insured
         14,400   E-470 Public Highway Authority, Colorado, Senior Revenue            9/10 at 65.63           Aaa         9,391,824
                     Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded
                     9/01/10) - NPFG Insured
          7,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call             A         1,266,650
                     Series 2004A, 0.000%, 9/01/34 - NPFG Insured
          8,740   Larimer County School District R1, Poudre, Colorado, General      12/10 at 100.00       Aa3 (4)         9,208,814
                     Obligation Bonds, Series 2000, 5.125%, 12/15/19
                     (Pre-refunded 12/15/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         90,325   Total Colorado                                                                                         41,411,754
------------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)
          4,395   Bridgeport, Connecticut, General Obligation Bonds, Series          8/11 at 100.00        A- (4)         4,740,535
                     2001C, 5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 0.7% (0.4% OF TOTAL INVESTMENTS)
          5,000   Orange County Health Facilities Authority, Florida, Hospital      11/10 at 101.00        A1 (4)         5,360,500
                     Revenue Bonds, Adventist Health System/Sunbelt Obligated
                     Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded
                     11/15/10)
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.7% (0.5% OF TOTAL INVESTMENTS)
          5,000   Medical Center Hospital Authority, Georgia, Revenue                8/18 at 100.00           AAA         5,492,450
                     Anticipation Certificates, Columbus Regional Healthcare
                     System, Inc. Project, Series 2008, 6.500%, 8/01/38
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)
         10,000   Hawaii Department of Transportation, Airport System Revenue        7/10 at 101.00             A        10,212,200
                     Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 15.8% (10.2% OF TOTAL INVESTMENTS)
                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Revenues, Series 2001C:
          1,000      5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured         12/11 at 100.00           AAA         1,097,270
          3,000      5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured         12/11 at 100.00           AAA         3,260,850
          2,000      5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured         12/11 at 100.00           AAA         2,173,900
                  Chicago Board of Education, Illinois, Unlimited Tax General
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
          9,400      0.000%, 12/01/14 - FGIC Insured                                   No Opt. Call           AA-         7,970,448
          4,400      0.000%, 12/01/15 - FGIC Insured                                   No Opt. Call           AA-         3,528,668

                                                           Nuveen Investments 45

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
$        32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,          No Opt. Call           AA-   $     9,602,693
                     Series 1999, 0.000%, 1/01/32 - FGIC Insured
                  Chicago, Illinois, General Obligation Bonds, Neighborhoods
                  Alive 21 Program, Series 2000A:
            680      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured           7/10 at 101.00       AA- (4)           712,708
          4,320      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured           7/10 at 101.00       AA- (4)         4,527,792
            190   Chicago, Illinois, General Obligation Bonds, Series 2002A,         7/12 at 100.00           AA-           200,070
                     5.000%, 1/01/18 - AMBAC Insured
                  Chicago, Illinois, General Obligation Bonds, Series 2002A:
             70      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured          7/12 at 100.00       Aa3 (4)            77,464
          6,190      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured          7/12 at 100.00       AA- (4)         6,850,040
          5,045   Chicago, Illinois, General Obligation Refunding Bonds, Series      1/10 at 101.00           AA-         5,116,336
                     2000D, 5.750%, 1/01/30 - FGIC Insured
         13,240   Chicago, Illinois, Revenue Bonds, Midway Airport, Series           1/10 at 100.50             A        12,261,167
                     1998A, 5.125%, 1/01/35 - NPFG Insured (Alternative Minimum
                     Tax)
                  Chicago, Illinois, Second Lien Wastewater Transmission
                  Revenue Bonds, Series 2000:
          8,000      5.750%, 1/01/25 (Pre-refunded 1/01/10) - NPFG Insured           1/10 at 101.00        A+ (4)         8,154,240
          7,750      6.000%, 1/01/30 (Pre-refunded 1/01/10) - NPFG Insured           1/10 at 101.00        A+ (4)         7,902,675
                  Illinois Educational Facilities Authority, Student Housing
                  Revenue Bonds, Educational Advancement Foundation Fund,
                  University Center Project, Series 2002:
          3,000      6.625%, 5/01/17 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa         3,438,720
          1,800      6.000%, 5/01/22 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa         2,035,530
          1,050   Illinois Finance Authority, General Obligation Debt               12/14 at 100.00            A3         1,076,754
                     Certificates, Local Government Program - Kankakee County,
                     Series 2005B, 5.000%, 12/01/20 - AMBAC Insured
         15,000   Illinois Finance Authority, Illinois, Northwestern                12/15 at 100.00           AAA        15,251,100
                     University, Revenue Bonds, Series 2006, 5.000%, 12/01/42
                     (UB)
          2,000   Illinois Finance Authority, Revenue Bonds, Children's              8/18 at 100.00           AAA         1,997,880
                     Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                     Insured (UB)
          1,000   Illinois Finance Authority, Revenue Bonds, Edward Health           2/18 at 100.00            A+           962,860
                     Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                     AMBAC Insured
          5,000   Illinois Finance Authority, Revenue Bonds, Northwestern            8/14 at 100.00       N/R (4)         5,791,450
                     Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                     (Pre-refunded 8/15/14)
         10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa          2/10 at 101.00       Aa3 (4)        10,248,400
                     Health System, Series 2000, 5.875%, 2/15/30 - AMBAC
                     Insured (ETM)
          5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,       12/10 at 100.00           AA-         5,196,400
                     Series 2000, 5.450%, 12/01/21 - NPFG Insured
          2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue      6/12 at 101.00           AAA         2,318,124
                     Bonds, McCormick Place Expansion Project, Series 2002A,
                     5.000%, 12/15/28 - NPFG Insured
            958   Montgomery, Illinois, Lakewood Creek Project Special               3/16 at 100.00          BBB-           803,819
                     Assessment Bonds, Series 2007, 4.700%, 3/01/30 - RAAI
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
        145,033   Total Illinois                                                                                        122,557,358
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,000   Indiana Health Facility Financing Authority, Hospital Revenue      3/14 at 100.00            A+         1,961,260
                     Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%,
                     3/01/34 - AMBAC Insured
          3,240   Indiana Health Facility Financing Authority, Hospital Revenue      7/12 at 100.00            A+         3,313,321
                     Bonds, Marion General Hospital, Series 2002, 5.625%,
                     7/01/19 - AMBAC Insured
          2,400   Indiana Health Facility Financing Authority, Revenue Bonds,        5/15 at 100.00             A         2,091,384
                     Community Hospitals of Indiana, Series 2005A, 5.000%,
                     5/01/35 - AMBAC Insured
          6,015   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,      2/10 at 100.00           AA-         5,867,031
                     Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                     NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         13,655   Total Indiana                                                                                          13,232,996
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.0% (0.7% OF TOTAL INVESTMENTS)
                  Iowa Tobacco Settlement Authority, Asset Backed Settlement
                  Revenue Bonds, Series 2005C:
          4,000      5.375%, 6/01/38                                                 6/15 at 100.00           BBB         2,938,800
          7,000      5.625%, 6/01/46                                                 6/15 at 100.00           BBB         5,146,890
------------------------------------------------------------------------------------------------------------------------------------
         11,000   Total Iowa                                                                                              8,085,690
------------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         4,585   Johnson County Unified School District 232, Kansas, General        9/10 at 100.00       Aa3 (4)   $     4,755,562
                     Obligation Bonds, Series 2000, 4.750%, 9/01/19
                     (Pre-refunded 9/01/10) - FSA Insured
          1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas        6/14 at 100.00             A         1,767,623
                     and Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,335   Total Kansas                                                                                            6,523,185
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,000   Kentucky Economic Development Finance Authority, Louisville        6/18 at 100.00           AAA         1,071,950
                     Arena Project Revenue Bonds, Louisville Arena Authority,
                     Inc., Series 2008A-1, 6.000%, 12/01/33 - AGC Insured
          2,500   Kentucky State Property and Buildings Commission, Revenue          2/12 at 100.00           AAA         2,745,075
                     Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                     (Pre-refunded 2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,500   Total Kentucky                                                                                          3,817,025
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 3.6% (2.3% OF TOTAL INVESTMENTS)
         10,000   Louisiana Public Facilities Authority, Hospital Revenue              No Opt. Call           AAA        11,030,200
                     Bonds, Franciscan Missionaries of Our Lady Health System,
                     Series 1998A, 5.750%, 7/01/25 - FSA Insured (UB)
          9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00            A3         8,462,160
                     Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
          5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane       7/12 at 100.00        A2 (4)         6,061,880
                     University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                     7/01/12) - AMBAC Insured
          2,890   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB         2,615,595
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
         27,390   Total Louisiana                                                                                        28,169,835
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 7.3% (4.7% OF TOTAL INVESTMENTS)
            500   Massachusetts Health and Educational Facilities Authority,         7/18 at 100.00            A3           454,360
                     Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                     7/01/38
          7,405   Massachusetts Health and Educational Facilities Authority,           No Opt. Call           AAA         8,987,449
                     Revenue Bonds, Massachusetts Institute of Technology,
                     Series 2002K, 5.500%, 7/01/32 (UB)
          6,000   Massachusetts Industrial Finance Agency, Resource Recovery        12/09 at 101.00           BBB         5,375,100
                     Revenue Refunding Bonds, Ogden Haverhill Project, Series
                     1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
         12,500   Massachusetts Turnpike Authority, Metropolitan Highway System      1/10 at 100.00             A        11,790,875
                     Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                     Insured
         13,500   Massachusetts Turnpike Authority, Metropolitan Highway System      1/10 at 100.00            AA        12,786,120
                     Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                     AMBAC Insured
            425   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,      2/10 at 101.00           AAA           430,644
                     MWRA Loan Program, Subordinate Series 1999A, 5.750%,
                     8/01/29
         10,000   Massachusetts Water Resources Authority, General Revenue           8/10 at 101.00       AA+ (4)        10,480,800
                     Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded
                     8/01/10) - FGIC Insured
          5,730   University of Massachusetts Building Authority, Senior Lien       11/10 at 100.00        A+ (4)         6,011,687
                     Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                     (Pre-refunded 11/01/10) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         56,060   Total Massachusetts                                                                                    56,317,035
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 1.0% (0.7% OF TOTAL INVESTMENTS)
          3,790   Michigan Municipal Bond Authority, General Obligation Bonds,       6/15 at 100.00           AAA         4,004,135
                     Detroit City School District, Series 2005, 5.000%, 6/01/20
                     - FSA Insured
          3,050   Michigan Tobacco Settlement Finance Authority, Tobacco             6/18 at 100.00          Baa3         2,692,052
                     Settlement Asset-Backed Revenue Bonds, Series 2008A,
                     6.875%, 6/01/42
          1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1         1,339,923
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
          7,990   Total Michigan                                                                                          8,036,110
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.3% (0.8% OF TOTAL INVESTMENTS)
                  Chaska, Minnesota, Electric Revenue Bonds, Generating
                  Facility Project, Series 2000A:
$         1,930      6.000%, 10/01/20 (Pre-refunded 10/01/10)                       10/10 at 100.00        A3 (4)   $     2,027,156
          2,685      6.000%, 10/01/25 (Pre-refunded 10/01/10)                       10/10 at 100.00        A3 (4)         2,820,163
          3,655   Dakota and Washington Counties Housing and Redevelopment             No Opt. Call           AAA         5,136,298
                     Authority, Minnesota, GNMA Mortgage-Backed Securities
                     Program Single Family Residential Mortgage Revenue Bonds,
                     Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)
                     (ETM)
------------------------------------------------------------------------------------------------------------------------------------
          8,270   Total Minnesota                                                                                         9,983,617
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)
          1,875   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00            AA         1,909,519
                     Revenue Bonds, Baptist Memorial Healthcare, Series
                     2004B-1, 5.000%, 9/01/24 (UB)
          2,500   Mississippi Hospital Equipment and Facilities Authority,           1/11 at 101.00       Aa3 (4)         2,662,925
                     Revenue Bonds, Forrest County General Hospital, Series
                     2000, 5.500%, 1/01/27 (Pre-refunded 1/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,375   Total Mississippi                                                                                       4,572,444
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.6% (1.0% OF TOTAL INVESTMENTS)
         15,000   Kansas City Municipal Assistance Corporation, Missouri,              No Opt. Call           AA-         5,205,150
                     Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                     AMBAC Insured
          2,400   Missouri-Illinois Metropolitan District Bi-State Development      10/13 at 100.00           AAA         2,459,040
                     Agency, Mass Transit Sales Tax Appropriation Bonds,
                     Metrolink Cross County Extension Project, Series 2002B,
                     5.000%, 10/01/23 - FSA Insured
         15,350   Springfield Public Building Corporation, Missouri, Lease             No Opt. Call           N/R         4,323,942
                     Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                     0.000%, 6/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         32,750   Total Missouri                                                                                         11,988,132
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 5.3% (3.4% OF TOTAL INVESTMENTS)
         34,470   Clark County School District, Nevada, General Obligation           6/12 at 100.00        AA (4)        37,982,836
                     Bonds, Series 2002C, 5.000%, 6/15/20 (Pre-refunded
                     6/15/12) - NPFG Insured
          6,845   Director of Nevada State Department of Business and Industry,        No Opt. Call          Caa2           596,816
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 0.000%, 1/01/23 - AMBAC Insured
          2,500   Reno, Nevada, Health Facilities Revenue Bonds, Catholic            7/17 at 100.00           AAA         2,688,850
                     Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                     Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         43,815   Total Nevada                                                                                           41,268,502
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.1% (3.3% OF TOTAL INVESTMENTS)
          1,000   New Jersey Building Authority, State Building Revenue Bonds,      12/12 at 100.00           AAA         1,120,520
                     Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                     FSA Insured
         10,000   New Jersey Health Care Facilities Financing Authority,              1/17 at 37.38           BB+         1,134,300
                     Revenue Bonds, Saint Barnabas Health Care System, Series
                     2006A, 0.000%, 7/01/36
          2,150   New Jersey Health Care Facilities Financing Authority,             7/10 at 101.00      BBB- (4)         2,271,647
                     Revenue Bonds, Trinitas Hospital Obligated Group, Series
                     2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)
          2,025   New Jersey Transportation Trust Fund Authority,                   12/11 at 100.00       AA- (4)         2,248,864
                     Transportation System Bonds, Series 2001B, 6.000%,
                     12/15/19 (Pre-refunded 12/15/11) - NPFG Insured
          3,200   New Jersey Transportation Trust Fund Authority,                    6/13 at 100.00           AAA         3,659,648
                     Transportation System Bonds, Series 2003C, 5.500%, 6/15/22
                     (Pre-refunded 6/15/13)
                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
         20,000      0.000%, 12/15/33 - FSA Insured                                    No Opt. Call           AAA         4,948,200
         20,000      0.000%, 12/15/35 - AMBAC Insured                                  No Opt. Call           AA-         3,942,000
         20,000      0.000%, 12/15/36 - AMBAC Insured                                  No Opt. Call           AA-         3,694,800
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2002:
          1,965      5.750%, 6/01/32 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA         2,136,191
          1,000      6.125%, 6/01/42 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA         1,128,800

48 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY (continued)
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2003:
$         9,420      6.750%, 6/01/39 (Pre-refunded 6/01/13)                          6/13 at 100.00           AAA   $    11,102,224
          1,850      6.250%, 6/01/43 (Pre-refunded 6/01/13)                          6/13 at 100.00           AAA         2,156,712
------------------------------------------------------------------------------------------------------------------------------------
         92,610   Total New Jersey                                                                                       39,543,906
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)
          5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue       8/11 at 101.00       AA- (4)         6,461,094
                     Bonds, Presbyterian Healthcare Services, Series 2001A,
                     5.500%, 8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 15.6% (10.0% OF TOTAL INVESTMENTS)
                  Dormitory Authority of the State of New York, Improvement
                  Revenue Bonds, Mental Health Services Facilities, Series
                  2000B:
            100      6.000%, 2/15/30 (Pre-refunded 2/15/10) - NPFG Insured           2/10 at 100.00        A1 (4)           101,669
             65      6.000%, 2/15/30 (Pre-refunded 2/15/10) - NPFG Insured           2/10 at 100.00        A1 (4)            66,079
          1,005      6.000%, 2/15/30 (Pre-refunded 2/15/10) - NPFG Insured           2/10 at 100.00        A1 (4)         1,021,683
          8,830      6.000%, 2/15/30 (Pre-refunded 2/15/10) - NPFG Insured           2/10 at 100.00        A1 (4)         8,976,578
            275   Dormitory Authority of the State of New York, Insured Revenue      7/10 at 100.00             A           275,646
                     Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                     NPFG Insured
          2,250   Dormitory Authority of the State of New York, Insured Revenue        No Opt. Call             A         2,329,695
                     Bonds, Mount Sinai School of Medicine, Series 1994A,
                     5.150%, 7/01/24 - NPFG Insured
         20,000   Erie County Tobacco Asset Securitization Corporation, New          7/10 at 101.00           AAA        21,013,599
                     York, Senior Tobacco Settlement Asset-Backed Bonds, Series
                     2000, 6.125%, 7/15/30 (Pre-refunded 7/15/10)
          1,320   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00             A         1,113,090
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          1,130   Long Island Power Authority, New York, Electric System             9/11 at 100.00           AAA         1,227,745
                     General Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                     (Pre-refunded 9/01/11)
         15,000   Metropolitan Transportation Authority, New York, Dedicated         4/10 at 100.00        AA (4)        15,352,650
                     Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
                     (Pre-refunded 4/01/10) - FGIC Insured
         13,600   Metropolitan Transportation Authority, New York,                  11/16 at 100.00           AAA        12,835,408
                     Transportation Revenue Bonds, Series 2006B, 4.500%,
                     11/15/32 - FSA Insured (UB)
                  New York City Transitional Finance Authority, New York, Future
                  Tax Secured Bonds, Fiscal Series 2000B:
          8,035      5.750%, 11/15/19 (Pre-refunded 5/15/10)                         5/10 at 101.00           AAA         8,352,704
          2,065      5.750%, 11/15/19 (Pre-refunded 5/15/10)                         5/10 at 101.00           AAA         2,146,650
                  New York City, New York, General Obligation Bonds, Fiscal
                  Series 2002G:
            950      5.000%, 8/01/17                                                 8/12 at 100.00            AA           987,924
          6,555      5.750%, 8/01/18                                                 8/12 at 100.00            AA         7,144,557
          3,990   New York City, New York, General Obligation Bonds, Fiscal          8/12 at 100.00        AA (4)         4,508,181
                     Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)
          5,000   New York City, New York, General Obligation Bonds, Fiscal          8/12 at 100.00            AA         5,470,700
                     Series 2003A, 5.750%, 8/01/16
                  New York State Environmental Facilities Corporation, State
                  Clean Water and Drinking Water Revolving Funds Revenue
                  Bonds, New York City Municipal Water Finance Authority
                  Projects, Second Resolution Bonds, Series 2001C:
          6,035      5.000%, 6/15/20                                                 6/11 at 100.00           AAA         6,190,763
          6,575      5.000%, 6/15/22                                                 6/11 at 100.00           AAA         6,720,505
         11,540   Port Authority of New York and New Jersey, Consolidated           11/12 at 101.00           AAA        12,695,500
                     Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                     5.000%, 11/01/20 - FSA Insured
          2,250   United Nations Development Corporation, New York, Senior Lien      1/10 at 100.00            A3         2,251,665
                     Revenue Bonds, Series 2004A, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
        116,570   Total New York                                                                                        120,782,991
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.0% (1.3% OF TOTAL INVESTMENTS)
$         4,000   North Carolina Medical Care Commission, Health System Revenue     10/17 at 100.00            AA   $     3,786,320
                     Bonds, Mission St. Joseph's Health System, Series 2007,
                     4.500%, 10/01/31 (UB)
            665   North Carolina Medical Care Commission, Hospital Revenue          12/10 at 100.00            A1           630,566
                     Bonds, Pitt County Memorial Hospital, Series 1998A,
                     4.750%, 12/01/28 - NPFG Insured
          7,500   North Carolina Municipal Power Agency 1, Catawba Electric          1/13 at 100.00             A         7,810,050
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - NPFG Insured
          3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,      1/18 at 100.00           AA-         2,891,910
                     Doing Business as Carolinas HealthCare System, Health Care
                     Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
         15,165   Total North Carolina                                                                                   15,118,846
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 5.7% (3.7% OF TOTAL INVESTMENTS)
         10,000   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1        10,048,600
                     Series 2008, 5.250%, 2/15/43
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                  Series 2007A-2:
            205      5.125%, 6/01/24                                                 6/17 at 100.00           BBB           182,585
          1,925      5.875%, 6/01/30                                                 6/17 at 100.00           BBB         1,675,462
          1,740      5.750%, 6/01/34                                                 6/17 at 100.00           BBB         1,463,253
          2,400      6.000%, 6/01/42                                                 6/17 at 100.00           BBB         1,850,808
          5,730      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         4,245,472
                  Cincinnati City School District, Hamilton County, Ohio,
                  General Obligation Bonds, Series 2002:
          2,165      5.250%, 6/01/19 - FSA Insured                                  12/12 at 100.00           AAA         2,278,554
          2,600      5.250%, 6/01/21 - FSA Insured                                  12/12 at 100.00           AAA         2,717,286
          2,000      5.000%, 12/01/22 - FSA Insured                                 12/12 at 100.00           AAA         2,067,740
         10,000   Columbus City School District, Franklin County, Ohio, General     12/16 at 100.00           AAA         9,369,800
                     Obligation Bonds, Series 2006, 4.250%, 12/01/32 - FSA
                     Insured (UB)
          9,350   Ohio Water Development Authority, Solid Waste Disposal             3/10 at 101.00           N/R         8,453,896
                     Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                     9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         48,115   Total Ohio                                                                                             44,353,456
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 3.6% (2.3% OF TOTAL INVESTMENTS)
          1,675   Oklahoma Development Finance Authority, Health System Revenue      8/18 at 100.00           AA-         1,709,137
                     Bonds, Integris Baptist Medical Center, Series 2008B,
                     5.250%, 8/15/38
          6,040   Oklahoma Development Finance Authority, Revenue Bonds, Saint       2/17 at 100.00             A         5,698,559
                     John Health System, Series 2007, 5.000%, 2/15/42
          2,000   Oklahoma Municipal Power Authority, Power Supply System            1/17 at 100.00             A         1,745,240
                     Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured
         17,510   Pottawatomie County Home Finance Authority, Oklahoma, Single         No Opt. Call           AAA        18,471,999
                     Family Mortgage Revenue Bonds, Series 1991A, 8.625%,
                     7/01/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         27,225   Total Oklahoma                                                                                         27,624,935
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,000   Deschutes County School District 1, Bend-La Pine, Oregon,          6/11 at 100.00       Aa2 (4)         3,231,330
                     General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                     (Pre-refunded 6/15/11) - FSA Insured
            210   Oregon Housing and Community Services Department, Single           1/14 at 100.00           Aa2           211,621
                     Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
                     1/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,210   Total Oregon                                                                                            3,442,951
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 4.2% (2.7% OF TOTAL INVESTMENTS)
$         2,000   Allegheny County Hospital Development Authority,                     No Opt. Call           Aa3   $     2,048,980
                     Pennsylvania, University of Pittsburgh Medical Center
                     Revenue Bonds, Series 2009A, 5.625%, 8/15/39
            220   Allentown, Pennsylvania, General Obligation Bonds, Series         10/13 at 100.00          Baa1           238,603
                     2003, 5.500%, 10/01/19 - FGIC Insured
          1,450   Carbon County Industrial Development Authority, Pennsylvania,        No Opt. Call          BBB-         1,464,906
                     Resource Recovery Revenue Refunding Bonds, Panther Creek
                     Partners Project, Series 2000, 6.650%, 5/01/10
                     (Alternative Minimum Tax)
          1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage       10/16 at 100.00           AA+         1,397,235
                     Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                     (Alternative Minimum Tax) (UB)
          2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/14 at 100.00           Aa3         2,668,172
                     Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
          5,000   Pennsylvania Turnpike Commission, Turnpike Subordinate             6/26 at 100.00           AAA         3,641,400
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA Insured
          7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General       8/13 at 100.00           AAA         7,802,028
                     Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA
                     Insured
                  Philadelphia School District, Pennsylvania, General
                  Obligation Bonds, Series 2002B:
          6,000      5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured           8/12 at 100.00       Aa3 (4)         6,753,600
          5,500      5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured           8/12 at 100.00       Aa3 (4)         6,190,800
------------------------------------------------------------------------------------------------------------------------------------
         32,070   Total Pennsylvania                                                                                     32,205,724
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 5.7% (3.6% OF TOTAL INVESTMENTS)
          2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,        7/18 at 100.00          BBB-         2,555,650
                     Senior Lien Series 2008A, 6.000%, 7/01/44
          5,000   Puerto Rico Infrastructure Financing Authority, Special Tax          No Opt. Call          BBB+           475,200
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured
          5,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%,        8/12 at 100.00           AAA         5,029,600
                     8/01/27 - FSA Insured
          1,500   Puerto Rico Public Buildings Authority, Guaranteed Government      7/12 at 100.00          BBB-         1,499,280
                     Facilities Revenue Refunding Bonds, Series 2002D, 5.125%,
                     7/01/20
          8,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/26 at 100.00            A+         5,898,640
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
                  Puerto Rico Sales Tax Financing Corporation, Sales Tax
                  Revenue Bonds, Series 2007A:
         50,000      0.000%, 8/01/47 - AMBAC Insured                                   No Opt. Call           AA-         5,150,500
         55,000      0.000%, 8/01/54 - AMBAC Insured                                   No Opt. Call           AA-         3,364,350
         15,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/17 at 100.00           AA-        15,247,050
                     Revenue Bonds, Tender Option Bond, Series 2007A, 5.250%,
                     8/01/57 (UB)
          1,500   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call           AAA         1,498,080
                     Series 2001A, 5.500%, 7/01/29
          3,465   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00           BBB         3,306,996
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
        146,965   Total Puerto Rico                                                                                      44,025,346
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)
                  Rhode Island Tobacco Settlement Financing Corporation,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002A:
          2,200      6.125%, 6/01/32                                                 6/12 at 100.00           BBB         2,081,244
          1,865      6.250%, 6/01/42                                                 6/12 at 100.00           BBB         1,695,080
------------------------------------------------------------------------------------------------------------------------------------
          4,065   Total Rhode Island                                                                                      3,776,324
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 8.2% (5.2% OF TOTAL INVESTMENTS)
         24,725   Greenville County School District, South Carolina,                12/12 at 101.00        AA (4)        28,278,723
                     Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                     12/01/22 (Pre-refunded 12/01/12)
                  Horry County School District, South Carolina, General
                  Obligation Bonds, Series 2001A:
          5,840      5.000%, 3/01/20                                                 3/12 at 100.00           Aa1         6,218,432
          5,140      5.000%, 3/01/21                                                 3/12 at 100.00           Aa1         5,473,072

                                                           Nuveen Investments 51

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA (continued)
                  Medical University Hospital Authority, South Carolina,
                  FHA-Insured Mortgage Revenue Bonds, Series 2004A:
$         5,240      5.250%, 8/15/20 - NPFG Insured                                  8/14 at 100.00             A   $     5,423,557
          3,000      5.250%, 2/15/24 - NPFG Insured                                  8/14 at 100.00             A         3,078,900
         13,615   South Carolina Transportation Infrastructure Bank, Junior         10/11 at 100.00       N/R (4)        14,730,205
                     Lien Revenue Bonds, Series 2001B, 5.125%, 10/01/21
                     (Pre-refunded 10/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         57,560   Total South Carolina                                                                                   63,202,889
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 0.4% (0.3% OF TOTAL INVESTMENTS)
          3,000   Knox County Health, Educational and Housing Facilities Board,      4/12 at 101.00            A1         3,100,410
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 14.9% (9.6% OF TOTAL INVESTMENTS)
            535   Alamo Community College District, Bexar County, Texas,            11/11 at 100.00           AAA           581,015
                     Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                     11/01/16 - FSA Insured
            465   Alamo Community College District, Bexar County, Texas,            11/11 at 100.00       Aa3 (4)           507,943
                     Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                     11/01/16 (Pre-refunded 11/01/11) - FSA Insured
         11,255   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC        10,147,846
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
          5,500   Central Texas Regional Mobility Authority, Travis and              1/15 at 100.00             A         4,690,455
                     Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                     5.000%, 1/01/45 - FGIC Insured
          5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/11 at 100.00            A+         5,090,500
                     Refunding and Improvement Bonds, Series 2001A, 5.625%,
                     11/01/21 - FGIC Insured (Alternative Minimum Tax)
          2,700   Harris County-Houston Sports Authority, Texas, Senior Lien        11/11 at 100.00             A         2,471,742
                     Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - NPFG
                     Insured
         14,975   Harris County-Houston Sports Authority, Texas, Third Lien          11/24 at 55.69             A         2,504,719
                     Revenue Bonds, Series 2004-A3., 0.000%, 11/15/34 - NPFG
                     Insured
          4,865   Houston, Texas, Hotel Occupancy Tax and Special Revenue              No Opt. Call           AAA         1,835,613
                     Bonds, Convention and Entertainment Project, Series 2001B,
                     0.000%, 9/01/27 - AMBAC Insured
         22,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue     12/10 at 100.00        AA (4)        23,627,699
                     Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                     (Pre-refunded 12/01/10) - FGIC Insured
          4,590   Houston, Texas, Subordinate Lien Airport System Revenue            7/10 at 100.00           AAA         4,599,914
                     Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                     (Alternative Minimum Tax)
          6,000   Leander Independent School District, Williamson and Travis          8/14 at 33.33           AAA         1,554,660
                     Counties, Texas, General Obligation Bonds, Series 2006,
                     0.000%, 8/15/34
         17,655   Matagorda County Navigation District 1, Texas, Revenue            11/09 at 101.00             A        16,468,937
                     Refunding Bonds, Houston Industries Inc., Series 1998B,
                     5.150%, 11/01/29 - NPFG Insured
          7,650   Port of Corpus Christi Authority, Nueces County, Texas,           11/09 at 100.00           BBB         7,652,372
                     Revenue Refunding Bonds, Union Pacific Corporation, Series
                     1992, 5.350%, 11/01/10
          2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply           10/12 at 100.00           BBB         2,039,100
                     System Revenue Refunding Bonds, Series 2002A, 5.750%,
                     10/01/21 - RAAI Insured
         11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding        No Opt. Call           AAA        12,395,761
                     Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)
          3,750   Spring Branch Independent School District, Harris County,          2/11 at 100.00           AAA         3,958,575
                     Texas, Limited Tax Schoolhouse and Refunding Bonds, Series
                     2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)
          4,375   Tarrant County Cultural & Educational Facilities Financing        11/17 at 100.00           AA-         3,852,669
                     Corporation, Texas, Revenue Bonds, Tarrant County Health
                     Resources, Series 2008, Trust 1197, 9.071%, 11/15/47 (IF)

52 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
                  White Settlement Independent School District, Tarrant County,
                  Texas, General Obligation Bonds, Series 2006:
$         9,110      0.000%, 8/15/38                                                  8/15 at 30.30           AAA   $     1,932,869
          9,110      0.000%, 8/15/39                                                  8/15 at 28.63           AAA         1,828,833
          6,610      0.000%, 8/15/42                                                  8/15 at 24.42           AAA         1,119,139
          7,110      0.000%, 8/15/43                                                  8/15 at 23.11           AAA         1,132,125
          5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and      8/11 at 100.00       AA- (4)         5,372,450
                     Sewerage System Revenue Bonds, Series 2001, 5.000%,
                     8/01/22 (Pre-refunded 8/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        162,055   Total Texas                                                                                           115,364,936
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.7% (1.1% OF TOTAL INVESTMENTS)
          5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding        2/10 at 100.00           BBB         5,817,922
                     Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
                     Industries, Series 1995, 7.500%, 2/01/10 (Alternative
                     Minimum Tax)
          7,155   Utah Associated Municipal Power Systems, Revenue Bonds,            4/13 at 100.00           AAA         7,435,118
                     Payson Power Project, Series 2003A, 5.000%, 4/01/25 - FSA
                     Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         12,955   Total Utah                                                                                             13,253,040
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 2.6% (1.7% OF TOTAL INVESTMENTS)
          5,000   Metropolitan Washington DC Airports Authority, Virginia,          10/26 at 100.00           AAA         3,416,200
                     Dulles Toll Road Revenue Bonds, Series 2009C., 0.000%,
                     10/01/41 - AGC Insured
          4,000   Norfolk Airport Authority, Virginia, Airport Revenue               7/11 at 100.00             A         3,743,880
                     Refunding Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC
                     Insured (Alternative Minimum Tax)
         11,040   Suffolk Redevelopment and Housing Authority, Virginia, FNMA          No Opt. Call           Aaa        11,566,387
                     Multifamily Housing Revenue Refunding Bonds, Windsor at
                     Potomac Vista L.P. Project, Series 2001, 4.850%, 7/01/31
                     (Mandatory put 7/01/11)
            665   Virginia Housing Development Authority, Rental Housing Bonds,     11/09 at 101.00           AA+           671,983
                     Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)
                  Virginia Resources Authority, Water System Revenue Refunding
                  Bonds, Series 2002:
            500      5.000%, 4/01/18                                                 4/12 at 102.00            AA           542,125
            500      5.000%, 4/01/19                                                 4/12 at 102.00            AA           540,500
------------------------------------------------------------------------------------------------------------------------------------
         21,705   Total Virginia                                                                                         20,481,075
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 10.6% (6.8% OF TOTAL INVESTMENTS)
          6,750   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00           AAA         7,327,395
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002B, 5.350%, 7/01/18 - FSA Insured
          2,500   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00           Aaa         2,738,325
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002C, 5.750%, 7/01/17 - NPFG Insured
          3,750   FYI Properties, Washington, Lease Revenue Bonds, Washington        6/19 at 100.00            AA         3,933,750
                     State Department of Information Services Project, Series
                     2009, 5.500%, 6/01/39
          6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,          8/10 at 100.00           Aa2         6,971,406
                     5.625%, 2/01/24 - NPFG Insured (Alternative Minimum Tax)
                     (UB)
         13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,     12/10 at 100.00           Aa2        13,944,174
                     Series 2000, 5.400%, 12/01/25
          5,000   Washington State Healthcare Facilities Authority, Revenue         10/16 at 100.00            AA         4,775,500
                     Bonds, Providence Health Care Services, Series 2006A,
                     4.625%, 10/01/34 - FGIC Insured (UB)
          7,330   Washington State Tobacco Settlement Authority, Tobacco             6/13 at 100.00           BBB         7,420,819
                     Settlement Asset-Backed Revenue Bonds, Series 2002,
                     6.500%, 6/01/26
         18,145   Washington, General Obligation Bonds, Series 2001-02A,             7/11 at 100.00           AAA        19,116,846
                     5.000%, 7/01/23 - FSA Insured
                  Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                  Series 2002C:
          7,000      5.000%, 1/01/21 - FSA Insured                                   1/12 at 100.00           AAA         7,454,230
          7,960      5.000%, 1/01/22 - FSA Insured                                   1/12 at 100.00           AAA         8,182,641
------------------------------------------------------------------------------------------------------------------------------------
         78,785   Total Washington                                                                                       81,865,086
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 53

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.1% (1.4% OF TOTAL INVESTMENTS)
                  Badger Tobacco Asset Securitization Corporation, Wisconsin,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002:
$           130      6.125%, 6/01/27 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA   $       142,052
          3,380      6.375%, 6/01/32 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA         3,791,617
          7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding         12/09 at 101.00            A3         7,746,377
                     Bonds, Dairyland Power Cooperative, Series 1997A, 5.450%,
                     9/01/14 - AMBAC Insured
          3,000   Wisconsin Health and Educational Facilities Authority,             5/14 at 100.00          BBB+         2,917,801
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                     5/01/29
          2,100   Wisconsin Health and Educational Facilities Authority,             8/13 at 100.00          BBB+         1,765,912
                     Revenue Bonds, Wheaton Franciscan Services Inc., Series
                     2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
         16,155   Total Wisconsin                                                                                        16,363,759
------------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.8% (0.5% OF TOTAL INVESTMENTS)
          2,035   Campbell County, Wyoming Solid Waste Facilities Revenue            7/19 at 100.00            A+         2,143,080
                     Bonds, Basin Electric Power Cooperative - Dry Fork Station
                     Facilities, Series 2009A, 5.750%, 7/15/39
          4,000   Wyoming Municipal Power Agency Power Supply System Revenue         1/18 at 100.00            A2         4,048,441
                     Bonds, 2008 Series A, 5.375%, 1/01/42
------------------------------------------------------------------------------------------------------------------------------------
          6,035   Total Wyoming                                                                                           6,191,521
------------------------------------------------------------------------------------------------------------------------------------
$     1,559,208   Total Investments (cost $1,178,627,349) - 155.7%                                                    1,206,346,732
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (8.6)%                                                                    (66,620,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.8%                                                                   22,130,204
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (49.9)% (5)                                                 (386,875,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   774,981,936
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

54 Nuveen Investments

NPF | Nuveen Premier Municipal Income Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.7% (1.0% OF TOTAL INVESTMENTS)
$         2,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00           Aa1   $     1,993,780
                     Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                     (UB)
                  Birmingham Special Care Facilities Financing Authority,
                  Alabama, Revenue Bonds, Baptist Health System Inc., Series
                  2005A:
          1,200      5.250%, 11/15/20                                               11/15 at 100.00          Baa2         1,156,164
            400      5.000%, 11/15/30                                               11/15 at 100.00          Baa2           348,656
          1,000   Montgomery BMC Special Care Facilities Financing Authority,       11/14 at 100.00        A3 (4)         1,141,610
                     Alabama, Revenue Bonds, Baptist Medical Center, Series
                     2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
          4,600   Total Alabama                                                                                           4,640,210
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00          Baa3           664,500
                     Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                     6/01/46
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 7.8% (4.7% OF TOTAL INVESTMENTS)
                  Glendale Industrial Development Authority, Arizona, Revenue
                  Bonds, John C. Lincoln Health Network, Series 2005B:
            100      5.250%, 12/01/24                                               12/15 at 100.00           BBB            96,363
            135      5.250%, 12/01/25                                               12/15 at 100.00           BBB           129,198
          7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic             No Opt. Call            AA         5,823,510
                     Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured
          7,500   Salt River Project Agricultural Improvement and Power              1/13 at 100.00           Aa1         7,739,925
                     District, Arizona, Electric System Revenue Bonds, Series
                     2002B, 5.000%, 1/01/25 (UB)
          6,000   Salt River Project Agricultural Improvement and Power              1/12 at 101.00           Aa1         6,574,440
                     District, Arizona, Electric System Revenue Refunding
                     Bonds, Series 2002A, 5.250%, 1/01/15
          1,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         1,026,420
                     Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         21,935   Total Arizona                                                                                          21,389,856
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)
          2,155   Arkansas Development Finance Authority, State Facility            11/15 at 100.00           AAA         2,297,036
                     Revenue Bonds, Department of Correction Special Needs Unit
                     Project, Series 2005B, 5.000%, 11/01/25 - FSA Insured
              2   Stuttgart Public Facilities Board, Arkansas, Single Family         3/10 at 100.00           Aaa             2,299
                     Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%,
                     9/01/11
------------------------------------------------------------------------------------------------------------------------------------
          2,157   Total Arkansas                                                                                          2,299,335
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 20.9% (12.7% OF TOTAL INVESTMENTS)
         10,000   Anaheim Public Finance Authority, California, Public               9/17 at 100.00             A         8,585,598
                     Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                     3/01/37 - FGIC Insured
          5,690   California Department of Veterans Affairs, Home Purchase           6/12 at 101.00           Aa2         5,797,826
                     Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC
                     Insured
          1,350   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           AA+         1,378,229
                     University of Southern California, Series 2005, 4.750%,
                     10/01/28 (UB)
          1,975   California Health Facilities Financing Authority, Revenue            No Opt. Call             A         2,083,349
                     Bonds, Catholic Healthcare West, Series 2004I, 4.950%,
                     7/01/26 (Mandatory put 7/01/14)
          1,700   California Health Facilities Financing Authority, Revenue         10/19 at 100.00            AA         1,725,891
                     Bonds, Providence Health & Services, Series 2009B, 5.500%,
                     10/01/39
            500   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB           417,230
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.000%, 7/01/39
          1,600   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+         1,573,376
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          1,025   California Statewide Community Development Authority, Revenue      5/18 at 100.00           Aa3         1,085,847
                     Bonds, Sutter Health, Tender Option Bond Trust 3175,
                     13.552%, 11/15/48 (IF)

                                                           Nuveen Investments 55

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         4,900   California, General Obligation Bonds, Series 2004, 5.000%,        12/14 at 100.00             A   $     4,918,963
                     6/01/23 - AMBAC Insured
          1,000   Chula Vista, California, Industrial Development Revenue            6/14 at 102.00            A2         1,052,880
                     Bonds, San Diego Gas and Electric Company, Series 1996A,
                     5.300%, 7/01/21
         25,000   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call           AAA        19,798,997
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17
                     (ETM)
          3,500   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         2,325,365
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.125%, 6/01/47
            450   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA           526,586
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)
          6,005   Los Angeles Unified School District, California, General           7/15 at 100.00           AA-         6,300,386
                     Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                     Insured
                  San Diego County, California, Certificates of Participation,
                  Burnham Institute, Series 2006:
            100      5.000%, 9/01/21                                                 9/15 at 102.00          Baa3            91,922
            110      5.000%, 9/01/23                                                 9/15 at 102.00          Baa3            98,792
------------------------------------------------------------------------------------------------------------------------------------
         64,905   Total California                                                                                       57,761,237
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 11.5% (7.0% OF TOTAL INVESTMENTS)
          1,000   Colorado Health Facilities Authority, Revenue Bonds,               6/16 at 100.00            A-           945,040
                     Evangelical Lutheran Good Samaritan Society, Series 2005,
                     5.000%, 6/01/29
          1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview      9/14 at 100.00            A3         1,133,843
                     Medical Center, Series 2004, 5.000%, 9/01/25
            400   Colorado Health Facilities Authority, Revenue Bonds, Poudre        3/15 at 100.00            A-           385,852
                     Valley Health Care, Series 2005F, 5.000%, 3/01/25
          1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre       12/09 at 101.00       Aa3 (4)         1,014,560
                     Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                     (Pre-refunded 12/01/09) - FSA Insured
            750   Colorado Health Facilities Authority, Revenue Bonds, Vail          1/15 at 100.00          BBB+           748,148
                     Valley Medical Center, Series 2004, 5.000%, 1/15/17
                  Denver City and County, Colorado, Airport Revenue Bonds,
                  Series 2006:
          4,170      5.000%, 11/15/23 - FGIC Insured                                11/16 at 100.00            A+         4,299,645
          6,800      5.000%, 11/15/24 - FGIC Insured                                11/16 at 100.00            A+         6,970,136
                  Denver, Colorado, Airport Revenue Bonds, Series 2006A:
          6,890      5.000%, 11/15/23 - FGIC Insured (UB)                           11/16 at 100.00            A+         7,104,210
          8,940      5.000%, 11/15/25 - FGIC Insured (UB                            11/16 at 100.00            A+         9,120,499
------------------------------------------------------------------------------------------------------------------------------------
         31,100   Total Colorado                                                                                         31,721,933
------------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)
          2,020   Connecticut Development Authority, Pollution Control Revenue       4/10 at 101.50          Baa1         2,026,100
                     Refunding Bonds, Connecticut Light and Power Company,
                     Series 1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 1.7% (1.1% OF TOTAL INVESTMENTS)
          1,700   Hillsborough County Industrial Development Authority,              4/10 at 101.00           N/R         1,178,440
                     Florida, Exempt Facilities Remarketed Revenue Bonds,
                     National Gypsum Company, Apollo Beach Project, Series
                     2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
          2,500   Hillsborough County Industrial Development Authority,             10/12 at 100.00          Baa1         2,650,675
                     Florida, Pollution Control Revenue Bonds, Tampa Electric
                     Company Project, Series 2002, 5.100%, 10/01/13
          1,000   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00           AA-           938,750
                     Revenue, Baptist Health System Obligation Group, Series
                     2007, 5.000%, 8/15/42 (UB)
------------------------------------------------------------------------------------------------------------------------------------
          5,200   Total Florida                                                                                           4,767,865
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 4.5% (2.7% OF TOTAL INVESTMENTS)
          8,050   George L. Smith II World Congress Center Authority, Atlanta,       7/10 at 101.00             A         8,060,143
                     Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                     Series 2000, 5.500%, 7/01/20 - NPFG Insured (Alternative
                     Minimum Tax)
          4,105   Municipal Electric Authority of Georgia, Combustion Turbine       11/13 at 100.00            A1         4,351,054
                     Revenue Bonds, Series 2003A, 5.125%, 11/01/17 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,155   Total Georgia                                                                                          12,411,197
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         2,250   Hawaii Department of Budget and Finance, Special Purpose           1/10 at 100.00          Baa1   $     2,255,693
                     Revenue Bonds, Hawaiian Electric Company Inc., Series
                     1999D, 6.150%, 1/01/20 - AMBAC Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 0.3% (0.2% OF TOTAL INVESTMENTS)
             75   Idaho Housing and Finance Association, Single Family Mortgage      1/10 at 100.00           Aa1            75,113
                     Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum
                     Tax)
                  Madison County, Idaho, Hospital Revenue Certificates of
                  Participation, Madison Memorial Hospital, Series 2006:
            500      5.250%, 9/01/26                                                 9/16 at 100.00          BBB-           459,070
            200      5.250%, 9/01/37                                                 9/16 at 100.00          BBB-           171,186
------------------------------------------------------------------------------------------------------------------------------------
            775   Total Idaho                                                                                               705,369
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.8% (6.6% OF TOTAL INVESTMENTS)
            580   Chicago Public Building Commission, Illinois, General                No Opt. Call         A (4)           661,652
                     Obligation Lease Certificates, Chicago Board of Education,
                     Series 1990B, 7.000%, 1/01/15 - NPFG Insured (ETM)
          8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,          No Opt. Call           AA-         4,183,275
                     Series 1999, 0.000%, 1/01/24 - FGIC Insured
          8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series           No Opt. Call            A1         9,452,933
                     2001, 5.750%, 11/01/30 - AMBAC Insured
            200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00          BBB-           166,256
                     Series 2006, 5.125%, 1/01/25
          1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00           Aaa         1,108,490
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)
          1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,        2/12 at 100.00           AA-         1,617,960
                     Series 2002, 5.500%, 2/01/17 - FGIC Insured
                  Lombard Public Facilities Corporation, Illinois, Second Tier
                  Conference Center and Hotel Revenue Bonds, Series 2005B:
            850      5.250%, 1/01/25                                                 1/16 at 100.00            AA           866,065
          1,750      5.250%, 1/01/30                                                 1/16 at 100.00            AA         1,789,620
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A:
         10,575      0.000%, 12/15/23 - NPFG Insured                                   No Opt. Call             A         5,135,960
         10,775      0.000%, 12/15/24 - NPFG Insured                                   No Opt. Call             A         4,905,965
------------------------------------------------------------------------------------------------------------------------------------
         44,400   Total Illinois                                                                                         29,888,176
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.5% (2.1% OF TOTAL INVESTMENTS)
          2,275   Anderson School Building Corporation, Madison County,              1/14 at 100.00           AAA         2,605,853
                     Indiana, First Mortgage Bonds, Series 2003, 5.500%,
                     7/15/23 (Pre-refunded 1/15/14) - FSA Insured
          6,180   Crown Point Multi-School Building Corporation, Indiana, First        No Opt. Call             A         3,214,280
                     Mortgage Bonds, Crown Point Community School Corporation,
                     Series 2000, 0.000%, 1/15/23 - NPFG Insured
          1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23      7/16 at 100.00          BBB+         1,206,600
          1,700   Saint Joseph County, Indiana, Educational Facilities Revenue       3/18 at 100.00           Aaa         1,777,078
                     Bonds, University of Notre Dame du Lac, Refunding Series
                     2009., 5.000%, 3/01/36
          1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,      2/15 at 100.00           BB+           820,910
                     Madison Center Inc., Series 2005, 5.250%, 2/15/28
------------------------------------------------------------------------------------------------------------------------------------
         12,405   Total Indiana                                                                                           9,624,721
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.1% (0.6% OF TOTAL INVESTMENTS)
          4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00           BBB         2,917,680
                     Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)
            510   Louisville and Jefferson County Metropolitan Government,          10/16 at 100.00           N/R           460,025
                     Kentucky, Industrial Building Revenue Bonds, Sisters of
                     Mercy of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 6.5% (3.9% OF TOTAL INVESTMENTS)
          1,310   Louisiana Housing Finance Agency, GNMA Collateralized              3/10 at 100.00           AAA         1,311,651
                     Mortgage Revenue Bonds, St. Dominic Assisted Care
                     Facility, Series 1995, 6.850%, 9/01/25

                                                           Nuveen Investments 57

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA (continued)
$         1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00            A3   $     1,410,360
                     Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
                  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                  2006A:
            825      4.750%, 5/01/39 - FSA Insured (UB)                              5/16 at 100.00           AAA           810,851
          8,880      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00            AA         8,326,332
              5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00            AA             3,757
                     Residuals 660-1, 16.460%, 5/01/41 - FGIC Insured (IF)
          3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,        No Opt. Call           BBB         4,098,797
                     International Paper Company, Series 2002A, 5.700%, 4/01/14
          2,090   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB         1,891,555
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
         18,560   Total Louisiana                                                                                        17,853,303
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)
          2,465   Maine State Housing Authority, Single Family Mortgage              5/13 at 100.00           AA+         2,490,414
                     Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
          2,000   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00            A2         2,062,360
                     Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
          1,550   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00             A         1,464,812
                     Revenue Bonds, Western Maryland Health, Series 2006A,
                     4.750%, 7/01/36 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,550   Total Maryland                                                                                          3,527,172
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,000   Massachusetts Development Finance Authority, Revenue Bonds,       10/14 at 100.00           BBB           947,290
                     Hampshire College, Series 2004, 5.625%, 10/01/24
          3,000   Massachusetts, Special Obligation Dedicated Tax Revenue            1/14 at 100.00         A (4)         3,383,610
                     Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14)
                     - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,000   Total Massachusetts                                                                                     4,330,900
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 3.9% (2.4% OF TOTAL INVESTMENTS)
          2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,         4/13 at 100.00            BB         2,595,177
                     5.250%, 4/01/17 - SYNCORA GTY Insured
          4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,            7/16 at 100.00             A         3,998,274
                     Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured
          1,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00            AA           998,630
                     Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                     (UB)
            170   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00          Baa3           131,388
                     Memorial Hospital Corporation Revenue Bonds, Series 2006,
                     5.500%, 6/01/35
          3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,          12/12 at 100.00             A         3,139,345
                     Detroit Metropolitan Airport, Series 2002C, 5.375%,
                     12/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,720   Total Michigan                                                                                         10,862,814
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 4.6% (2.8% OF TOTAL INVESTMENTS)
          4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00            A2         4,386,845
                     Inc., Series 2004, 4.950%, 7/01/22
          1,000   Duluth Economic Development Authority, Minnesota, Healthcare       2/14 at 100.00       N/R (4)         1,134,100
                     Facilities Revenue Bonds, Benedictine Health System - St.
                     Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21
                     (Pre-refunded 2/15/14)
          2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,         12/13 at 100.00          Baa1         2,342,166
                     Minnesota, Revenue Bonds, HealthPartners Inc., Series
                     2003, 6.000%, 12/01/20
            530   Minnesota Higher Education Facilities Authority, Revenue          10/14 at 100.00            A2           561,853
                     Bonds, University of St. Thomas, Series 2004-5Y, 5.250%,
                     10/01/19
          1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,         10/14 at 100.00            A3         1,059,090
                     Series 2004A, 5.250%, 10/01/19
          3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,          12/13 at 100.00           AA+         3,189,480
                     Office Building at Cedar Street, Series 2003, 5.250%,
                     12/01/20
------------------------------------------------------------------------------------------------------------------------------------
         12,170   Total Minnesota                                                                                        12,673,534
------------------------------------------------------------------------------------------------------------------------------------

58 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.9% (0.5% OF TOTAL INVESTMENTS)
$         2,325   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00            AA   $     2,367,803
                     Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                     5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 1.1% (0.6% OF TOTAL INVESTMENTS)
            100   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00          BBB+            95,557
                     Facilities Revenue Bonds, Hannibal Regional Hospital,
                     Series 2006, 5.000%, 3/01/22
          2,880   Joplin Industrial Development Authority, Missouri, Health          2/15 at 102.00          BBB+         2,829,456
                     Facilities Revenue Bonds, Freeman Health System, Series
                     2004, 5.500%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
          2,980   Total Missouri                                                                                          2,925,013
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 2.2% (1.3% OF TOTAL INVESTMENTS)
          1,580   Douglas County Hospital Authority 2, Nebraska, Health                No Opt. Call           Aa3         1,652,712
                     Facilities Revenue Bonds, Nebraska Medical Center, Series
                     2003, 5.000%, 11/15/16
          1,105   Grand Island, Nebraska, Electric System Revenue Bonds, Series      3/10 at 100.00        A1 (4)         1,201,400
                     1977, 6.100%, 9/01/12 (ETM)
          2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan       No Opt. Call           Aa2         2,477,417
                     Program, Series 1993A-5B, 6.250%, 6/01/18 - NPFG Insured
                     (Alternative Minimum Tax)
            515   Omaha Public Power District, Nebraska, Separate Electric           2/17 at 100.00           AAA           782,795
                     System Revenue Bonds, Nebraska City 2, Series 2006A,
                     19.714%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
          5,550   Total Nebraska                                                                                          6,114,324
------------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 2.3% (1.4% OF TOTAL INVESTMENTS)
          1,110   New Hampshire Health and Education Facilities Authority,           6/19 at 100.00           AA+         1,349,516
                     Revenue Bonds, Dartmouth College, Tender Option Bond Trust
                     09-7W, 13.890%, 6/01/39 (IF)
          5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily         7/10 at 101.00           Aaa         5,084,050
                     Housing Remarketed Revenue Bonds, Countryside LP, Series
                     1994, 6.100%, 7/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,110   Total New Hampshire                                                                                     6,433,566
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.6% (3.4% OF TOTAL INVESTMENTS)
          1,000   New Jersey Economic Development Authority, School Facilities       9/15 at 100.00           AA-         1,053,260
                     Construction Bonds, Series 2005P, 5.250%, 9/01/24
          3,000   New Jersey Transportation Trust Fund Authority, Transportation     6/13 at 100.00           AAA         3,430,920
                     System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded
                     6/15/13)
                  New Jersey Transportation Trust Fund Authority, Transportation
                  System Bonds, Series 2006C:
         25,000      0.000%, 12/15/35 - AMBAC Insured                                  No Opt. Call           AA-         4,927,500
         10,000      0.000%, 12/15/36 - AMBAC Insured                                  No Opt. Call           AA-         1,847,400
          1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00            A+         1,593,780
                     5.000%, 1/01/19 - FGIC Insured
          2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00           AAA         2,632,275
                     5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         43,000   Total New Jersey                                                                                       15,485,135
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 20.2% (12.2% OF TOTAL INVESTMENTS)
         10,000   Dormitory Authority of the State of New York, Revenue Bonds,       5/10 at 101.00           AAA        10,381,898
                     State University Educational Facilities Revenue Bonds, 1999
                     Resolution, Series 2000B, 5.500%, 5/15/30 (Pre-refunded
                     5/15/10) - FSA Insured
          1,500   Dormitory Authority of the State of New York, State and Local      7/14 at 100.00           AA-         1,571,250
                     Appropriation Lease Bonds, Upstate Community Colleges,
                     Series 2004B, 5.250%, 7/01/19
          2,200   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00             A         1,855,150
                     Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured
          7,500   Long Island Power Authority, New York, Electric System Revenue     6/16 at 100.00           AAA         7,939,575
                     Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured (UB)
          5,000   Metropolitan Transportation Authority, New York,                  11/12 at 100.00             A         5,143,500
                     Transportation Revenue Refunding Bonds, Series 2002A,
                     5.125%, 11/15/21 - FGIC Insured
          2,000   New York City Municipal Water Finance Authority, New York,        12/14 at 100.00           AAA         2,112,160
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2005B, 5.000%, 6/15/23 - AMBAC Insured
          4,265   New York City, New York, General Obligation Bonds, Fiscal         10/13 at 100.00            AA         4,437,733
                     Series 2003D, 5.250%, 10/15/22 (UB)

                                                           Nuveen Investments 59

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK (continued)
$         1,200   New York City, New York, General Obligation Bonds, Fiscal          8/14 at 100.00            AA   $     1,319,436
                     Series 2004B, 5.250%, 8/01/15
          4,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00            AA         4,226,360
                     2004C-1, 5.250%, 8/15/20 (UB)
            910   New York Convention Center Development Corporation, Hotel Fee     11/15 at 100.00           AAA           995,613
                     Revenue Bonds, Trust 2364, 16.993%, 11/15/44 - AMBAC
                     Insured (IF)
          3,250   New York State Municipal Bond Bank Agency, Special School          6/13 at 100.00            A+         3,370,055
                     Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22
                  New York State Thruway Authority, General Revenue Bonds,
                  Series 2005G:
          6,460      5.000%, 1/01/25 - FSA Insured (UB)                              7/15 at 100.00           AAA         6,747,793
          2,580      5.000%, 1/01/26 - FSA Insured (UB)                              7/15 at 100.00           AAA         2,685,651
          1,850   New York State Urban Development Corporation, Service              3/15 at 100.00           AAA         1,942,796
                     Personal Income Tax Revenue Bonds, Series 2005B, 5.000%,
                     3/15/24 - FSA Insured (UB)
          1,000   New York State Urban Development Corporation, Subordinate          7/14 at 100.00             A         1,043,530
                     Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
         53,715   Total New York                                                                                         55,772,500
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 4.3% (2.6% OF TOTAL INVESTMENTS)
         10,300   North Carolina Eastern Municipal Power Agency, Power System          No Opt. Call           AA-        11,766,100
                     Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                     CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 2.8% (1.7% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                  Series 2007A-2:
            100      5.125%, 6/01/24                                                 6/17 at 100.00           BBB            89,066
          1,050      5.875%, 6/01/30                                                 6/17 at 100.00           BBB           913,889
          1,055      5.750%, 6/01/34                                                 6/17 at 100.00           BBB           887,202
          2,355      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         1,744,867
          4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,             No Opt. Call           BBB         3,896,120
                     Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                     (Alternative Minimum Tax)
            250   Port of Greater Cincinnati Development Authority, Ohio,           10/16 at 100.00           N/R           231,835
                     Economic Development Revenue Bonds, Sisters of Mercy of
                     the Americas, Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
          8,810   Total Ohio                                                                                              7,762,979
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.1% (0.7% OF TOTAL INVESTMENTS)
            450   Norman Regional Hospital Authority, Oklahoma, Hospital             9/16 at 100.00          BBB-           401,175
                     Revenue Bonds, Series 2005, 5.375%, 9/01/36
          2,725   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA         2,626,900
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     5.000%, 12/15/36 (UB)
             44   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA            41,119
                     Revenue Bonds, Saint Francis Health System, Series 2006,
                     Trust 3500, 8.366%, 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          3,219   Total Oklahoma                                                                                          3,069,194
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 1.2% (0.7% OF TOTAL INVESTMENTS)
                  Oregon, General Obligation Bonds, State Board of Higher
                  Education, Series 2004A:
          1,795      5.000%, 8/01/21                                                 8/14 at 100.00            AA         1,971,449
          1,240      5.000%, 8/01/23                                                 8/14 at 100.00            AA         1,308,386
------------------------------------------------------------------------------------------------------------------------------------
          3,035   Total Oregon                                                                                            3,279,835
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.9% (1.2% OF TOTAL INVESTMENTS)
          2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00             A         2,058,000
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG
                     Insured
          4,500   Pennsylvania Turnpike Commission, Turnpike Subordinate             6/26 at 100.00           AAA         3,277,260
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,500   Total Pennsylvania                                                                                      5,335,260
------------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         3,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/26 at 100.00            A+   $     2,211,990
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 2.1% (1.3% OF TOTAL INVESTMENTS)
          5,890   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB         5,938,593
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 8.4% (5.1% OF TOTAL INVESTMENTS)
          2,500   Berkeley County School District, South Carolina, Installment      12/13 at 100.00            A-         2,554,200
                     Purchase Revenue Bonds, Securing Assets for Education,
                     Series 2003, 5.250%, 12/01/24
          4,405   Dorchester County School District 2, South Carolina,              12/14 at 100.00           AA-         4,581,949
                     Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                     5.250%, 12/01/23
          3,340   Greenville County School District, South Carolina,                12/13 at 100.00            AA         3,508,303
                     Installment Purchase Revenue Bonds, Series 2003, 5.250%,
                     12/01/19 (UB)
          3,620   Greenville, South Carolina, Hospital Facilities Revenue            5/13 at 100.00           AA-         3,708,256
                     Refunding Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC
                     Insured
            310   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00        A3 (4)           350,601
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
          1,190   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00            A-         1,199,044
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30
                  South Carolina JOBS Economic Development Authority, Hospital
                  Refunding and Improvement Revenue Bonds, Palmetto Health
                  Alliance, Series 2003C:
          4,895      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00      BBB+ (4)         5,678,445
            605      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00      BBB+ (4)           704,220
            750   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00       BBB (4)           787,020
                     Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                     2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
         21,615   Total South Carolina                                                                                   23,072,038
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          1,750   South Dakota Health and Educational Facilities Authority,         11/14 at 100.00           AA-         1,776,705
                     Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                     5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.4% (0.8% OF TOTAL INVESTMENTS)
          2,060   Johnson City Health and Educational Facilities Board,              7/23 at 100.00         A (4)         2,087,398
                     Tennessee, Hospital Revenue Refunding and Improvement
                     Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
                     7/01/25 (Pre-refunded 7/01/23) - NPFG Insured
          1,600   Johnson City Health and Educational Facilities Board,              7/16 at 100.00          BBB+         1,554,128
                     Tennessee, Revenue Bonds, Mountain States Health Alliance,
                     Series 2006A, 5.500%, 7/01/36
            400   Sumner County Health, Educational, and Housing Facilities         11/17 at 100.00           N/R           152,040
                     Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                     Health System Inc., Series 2007, 5.500%, 11/01/37
------------------------------------------------------------------------------------------------------------------------------------
          4,060   Total Tennessee                                                                                         3,793,566
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 7.2% (4.3% OF TOTAL INVESTMENTS)
          1,075   Brazos River Authority, Texas, Pollution Control Revenue          10/13 at 101.00           CCC           536,264
                     Bonds, TXU Energy Company LLC Project, Series 2003C,
                     6.750%, 10/01/38 (Alternative Minimum Tax)
          3,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00            AA         3,147,420
                     Bonds, Series 2004A, 5.250%, 5/15/25 - NPFG Insured
                  Kerrville Health Facilities Development Corporation, Texas,
                  Revenue Bonds, Sid Peterson Memorial Hospital Project,
                  Series 2005:
            400      5.250%, 8/15/21                                                   No Opt. Call          BBB-           386,328
            600      5.125%, 8/15/26                                                   No Opt. Call          BBB-           548,430
          2,265   Lower Colorado River Authority, Texas, Contract Revenue            5/13 at 100.00             A         2,323,731
                     Refunding Bonds, Transmission Services Corporation, Series
                     2003C, 5.250%, 5/15/25 - AMBAC Insured

                                                           Nuveen Investments 61

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
$           290   Mansfield Independent School District, Tarrant County, Texas,      2/11 at 100.00           AAA   $       302,485
                     General Obligation Bonds, Series 2001, 5.375%, 2/15/26
          1,710   Mansfield Independent School District, Tarrant County, Texas,      2/11 at 100.00           AAA         1,815,917
                     General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                     (Pre-refunded 2/15/11)
            950   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00            A3           961,020
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38
          1,000   Sabine River Authority, Texas, Pollution Control Revenue          11/15 at 100.00           CCC           446,940
                     Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28
          3,000   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00           AA-         2,893,470
                     Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                     2/15/36 (UB)
            185   Tarrant County Cultural and Educational Facilities Finance         2/17 at 100.00           AA-           167,281
                     Corporation, Texas, Revenue Bonds, Texas Health Resources
                     Project, Trust 1031, 11.996%, 2/15/36 (IF)
                  Texas Tech University, Financing System Revenue Bonds, 9th
                  Series 2003:
          3,525      5.250%, 2/15/18 - AMBAC Insured                                 8/13 at 100.00            AA         3,811,160
          2,250      5.250%, 2/15/19 - AMBAC Insured                                 8/13 at 100.00            AA         2,427,210
------------------------------------------------------------------------------------------------------------------------------------
         20,250   Total Texas                                                                                            19,767,656
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)
            325   Utah Housing Corporation, Single Family Mortgage Bonds,            7/11 at 100.00           Aaa           328,221
                     Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)
             25   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 100.00           Aaa            25,040
                     Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)
             30   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 100.00           Aaa            30,906
                     Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            380   Total Utah                                                                                                384,167
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 6.8% (4.1% OF TOTAL INVESTMENTS)
          2,000   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00           Aaa         2,190,660
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002C, 5.750%, 7/01/17 - NPFG Insured
          7,000   Energy Northwest, Washington, Electric Revenue Refunding           7/13 at 100.00           Aaa         7,800,660
                     Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16
                     (UB)
          3,160   King County Public Hospital District 2, Washington, Limited        6/11 at 101.00           AA-         3,225,633
                     Tax General Obligation Bonds, Evergreen Hospital Medical
                     Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured
          1,000   Skagit County Public Hospital District 1, Washington, Revenue        No Opt. Call          Baa2           999,000
                     Bonds, Skagit Valley Hospital, Series 2003, 6.000%,
                     12/01/23
          4,280   Washington, General Obligation Refunding Bonds, Series 1992A         No Opt. Call           AA+         4,426,162
                     and 1992AT-6, 6.250%, 2/01/11
------------------------------------------------------------------------------------------------------------------------------------
         17,440   Total Washington                                                                                       18,642,115
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.7% (1.0% OF TOTAL INVESTMENTS)
          2,000   West Virginia Water Development Authority, Infrastructure         10/13 at 101.00           AAA         2,324,320
                     Revenue Bonds, Series 2003A, 5.500%, 10/01/23
                     (Pre-refunded 10/01/13) - AMBAC Insured
          2,150   West Virginia Water Development Authority, Loan Program II        11/13 at 101.00            A-         2,247,954
                     Revenue Bonds, Series 2003B, 5.250%, 11/01/23 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,150   Total West Virginia                                                                                     4,572,274
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 6.2% (3.7% OF TOTAL INVESTMENTS)
          5,670   Wisconsin Health and Educational Facilities Authority,             7/11 at 100.00            A-         5,727,607
                     Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                     6.000%, 7/01/30
            160   Wisconsin Health and Educational Facilities Authority,             5/16 at 100.00           BBB           131,341
                     Revenue Bonds, Divine Savior Healthcare, Series 2006,
                     5.000%, 5/01/32
          1,000   Wisconsin Health and Educational Facilities Authority,             5/14 at 100.00          BBB+           998,310
                     Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%,
                     5/01/18

62 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN (continued)
$           205   Wisconsin Health and Educational Facilities Authority,            10/11 at 101.00           AA-   $       207,888
                     Revenue Bonds, Froedtert and Community Health Obligated
                     Group, Series 2001, 5.375%, 10/01/30
          2,145   Wisconsin Health and Educational Facilities Authority,            10/11 at 101.00       AA- (4)         2,347,681
                     Revenue Bonds, Froedtert and Community Health Obligated
                     Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded
                     10/01/11)
          5,000   Wisconsin Health and Educational Facilities Authority,             2/10 at 101.00          BBB+         5,054,350
                     Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%,
                     2/15/18 - RAAI Insured
          2,500   Wisconsin State, General Obligation Bonds, Series 2006A,           5/16 at 100.00            AA         2,591,500
                     4.750%, 5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
         16,680   Total Wisconsin                                                                                        17,058,677
------------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue          12/15 at 100.00          BBB+         1,269,042
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$       503,986   Total Long-Term Investments (cost $442,698,590) - 164.7%                                              454,070,566
------------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
                  TEXAS - 0.5% (0.3% OF TOTAL INVESTMENTS)
$         1,300   Red River Authority, Texas, Pollution Control Revenue Bonds,      11/09 at 100.00          A-1+         1,300,000
                     Southwestern Public Service Company, Variable Rate Demand
                     Obligations, Series 1996, 8.500%, 7/01/16 - AMBAC Insured
                     (5)
===============---------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $1,300,000)                                                          1,300,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $443,998,590) - 165.2%                                                        455,370,566
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (21.9)%                                                                   (60,373,400)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.7%                                                                    7,523,957
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (46.0)% (6)                                                 (126,850,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   275,671,123
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

NMZ | Nuveen Municipal High Income Opportunity Fund
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NATIONAL - 2.1% (1.6% OF TOTAL INVESTMENTS)
                  Charter Mac Equity Issuer Trust, Preferred Shares, Series
                  2004A-4:
$         1,000      5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative
                     Minimum Tax)                                                    4/15 at 100.00           Aaa   $     1,023,030
          5,000      6.000%, 12/31/45 (Mandatory put 4/30/19) (Alternative
                     Minimum Tax)                                                    4/19 at 100.00           Aaa         5,157,750
------------------------------------------------------------------------------------------------------------------------------------
          6,000   Total National                                                                                          6,180,780
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.1% (0.8% OF TOTAL INVESTMENTS)
          2,000   Bessemer, Alabama, General Obligation Warrants, Series 2007,       2/17 at 102.00           N/R         1,422,760
                     6.500%, 2/01/37
          2,000   Birmingham Special Care Facilities Financing Authority,           11/15 at 100.00          Baa2         1,743,280
                     Alabama, Revenue Bonds, Baptist Health System Inc., Series
                     2005A, 5.000%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
          4,000   Total Alabama                                                                                           3,166,040
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
            450   Alaska Municipal Bond Bank Authority, Revenue Bonds, Series        9/18 at 100.00            A+           480,119
                     2009, 5.625%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 6.3% (4.7% OF TOTAL INVESTMENTS)
            436   Estrella Mountain Ranch Community Facilities District,             7/10 at 102.00           N/R           439,641
                     Goodyear, Arizona, Special Assessment Lien Bonds, Series
                     2001A, 7.875%, 7/01/25
          2,000   Maricopa County Industrial Development Authority, Arizona,        11/09 at 100.00           N/R         1,983,820
                     Multifamily Housing Revenue Bonds, Privado Park Apartments
                     Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put
                     11/01/11) (Alternative Minimum Tax)
          6,720   Maricopa County Industrial Development Authority, Arizona,         1/11 at 103.00            CC         5,254,234
                     Senior Living Facility Revenue Bonds, Christian Care Mesa
                     II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
                     Minimum Tax)
                  Phoenix Industrial Development Authority, Arizona,
                  Educational Revenue Bonds, Keystone Montessori School,
                  Series 2004A:
            195      6.375%, 11/01/13                                               11/11 at 103.00           N/R           195,443
            790      7.250%, 11/01/23                                               11/11 at 103.00           N/R           756,931
          1,715      7.500%, 11/01/33                                               11/11 at 103.00           N/R         1,647,000
            550   Pima County Industrial Development Authority, Arizona,            12/14 at 100.00          BBB-           463,881
                     Charter School Revenue Bonds, Noah Webster Basic Schools
                     Inc., Series 2004, 6.125%, 12/15/34
            500   Pima County Industrial Development Authority, Arizona,               No Opt. Call           AAA           599,080
                     Charter School Revenue Bonds, Pointe Educational Services
                     Charter School, Series 2004, 6.250%, 7/01/14 (ETM)
          1,150   Pinal County Industrial Development Authority, Arizona,           10/12 at 100.00          BBB-         1,093,995
                     Correctional Facilities Contract Revenue Bonds, Florence
                     West Prison LLC, Series 2002A, 5.250%, 10/01/22 - ACA
                     Insured
                  Salt Verde Financial Corporation, Arizona, Senior Gas Revenue
                  Bonds, Series 2007:
          1,000      5.500%, 12/01/29                                                  No Opt. Call             A           983,480
          2,500      5.000%, 12/01/37                                                  No Opt. Call             A         2,138,375
                  Surprise Municipal Property Corporation, Arizona, Wastewater
                  System Revenue Bonds, Series 2007:
          1,000      4.700%, 4/01/22                                                 4/14 at 100.00           N/R           869,780
          1,000      4.900%, 4/01/32                                                 4/17 at 100.00           N/R           809,840
          1,000   Tucson Industrial Development Authority, Arizona, Charter          9/14 at 100.00          BBB-           873,910
                     School Revenue Bonds, Arizona Agribusiness and Equine
                     Center Charter School, Series 2004A, 5.850%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
         20,556   Total Arizona                                                                                          18,109,410
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 10.0% (7.5% OF TOTAL INVESTMENTS)
          1,810   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB         1,348,631
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 5.125%, 6/01/38
            815   California Health Facilities Financing Authority, Hospital        11/09 at 100.00           N/R           540,264
                     Revenue Bonds, Downey Community Hospital, Series 1993,
                     5.750%, 5/15/15
          3,000   California Health Facilities Financing Authority, Revenue          8/18 at 100.00           Aa3         2,377,620
                     Bonds, Sutter Health, Tender Option Bond Trust 3103,
                     14.572%, 8/15/38 (IF)
          4,000   California Statewide Communities Development Authority,              No Opt. Call            BB         2,653,480
                     Revenue Bonds, EnerTech Regional Biosolids Project, Series
                     2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

64 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$         2,925   California Statewide Community Development Authority, Revenue      3/14 at 102.00           N/R   $     2,889,842
                     Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34
          2,185   California Statewide Community Development Authority, Revenue      5/18 at 100.00           Aa3         1,730,476
                     Bonds, Sutter Health, Tender Option Bond Trust 3048,
                     12.356%, 11/15/38 (IF)
                  California Statewide Community Development Authority, Revenue
                  Bonds, Sutter Health, Tender Option Bond Trust 3102:
            890      14.611%, 11/15/38 (IF)                                          5/18 at 100.00           Aa3           704,862
          1,200      15.443%, 11/15/48 (IF)                                          5/18 at 100.00           Aa3         1,013,232
          1,005   California Statewide Community Development Authority,              1/14 at 100.00           N/R           920,831
                     Subordinate Lien Multifamily Housing Revenue Bonds, Corona
                     Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                     (Alternative Minimum Tax)
          1,000   Goden State Tobacco Securitization Corporation, California,        6/15 at 100.00           AAA           706,600
                     Enhanced Tobacco Settlement Asset-Backed Revenue Bonds,
                     Tender Option Bonds Trust 3107, 17.473%, 6/01/45 - AMBAC
                     Insured (IF)
            500   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB           369,440
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
          1,015   Independent Cities Lease Finance Authority, California,            5/14 at 100.00           N/R           918,930
                     Subordinate Lien Revenue Bonds, El Granada Mobile Home
                     Park, Series 2004B, 6.500%, 5/15/44
          1,200   Lake Elsinore, California, Special Tax Bonds, Community            9/13 at 102.00           N/R         1,071,804
                     Facilities District 2003-2 Improvement Area A, Canyon
                     Hills, Series 2004A, 5.950%, 9/01/34
            335   Lancaster Redevelopment Agency Combined Project Areas,             8/19 at 100.00             A           355,448
                     Housing Programs, California, Tax Allocation Bonds 2009,
                     6.875%, 8/01/39
          3,400   Lee Lake Water District, Riverside County, California,             9/13 at 102.00           N/R         2,729,384
                     Special Tax Bonds, Community Facilities District 3, Series
                     2004, 5.950%, 9/01/34
          2,950   Los Angeles Regional Airports Improvement Corporation,            12/12 at 102.00            B-         2,824,271
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc. Terminal 4
                     Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                     Minimum Tax)
            800   Moreno Valley Unified School District, Riverside County,           9/14 at 100.00           N/R           691,424
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2004, 5.550%, 9/01/29
          1,000   M-S-R Energy Authority, Gas Revenue Bonds, California,               No Opt. Call             A         1,067,730
                     Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39
          1,250   San Diego County, California, Certificates of Participation,       9/12 at 100.00           Ba1         1,054,913
                     San Diego-Imperial Counties Developmental Services
                     Foundation Project, Series 2002, 5.500%, 9/01/27
          3,895   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R         2,991,516
                     Bonds, Community Facilities District 2001-1, Series 2004A,
                     6.125%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
         35,175   Total California                                                                                       28,960,698
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 6.8% (5.1% OF TOTAL INVESTMENTS)
            910   Bradburn Metropolitan District 3, Colorado, General               12/13 at 101.00           N/R           782,737
                     Obligation Bonds, Series 2003, 7.500%,12/01/33
              6   Buffalo Ridge Metropolitan District, Colorado, Limited            12/13 at 101.00           N/R             5,743
                     Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33
            400   Colorado Educational and Cultural Facilities Authority,           12/10 at 101.00       N/R (4)           429,332
                     Charter School Revenue Bonds, Academy Charter School -
                     Douglas County School District Re. 1, Series 2000, 6.875%,
                     (Pre-refunded 12/15/10)
            650   Colorado Educational and Cultural Facilities Authority,            9/11 at 100.00       Ba1 (4)           726,057
                     Charter School Revenue Bonds, Bromley East Charter School,
                     Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)
          3,500   Colorado Educational and Cultural Facilities Authority,            5/14 at 101.00           N/R         2,834,650
                     Charter School Revenue Bonds, Cesar Chavez Academy, Series
                     2003, 8.000%, 5/01/34
            455   Colorado Educational and Cultural Facilities Authority,           12/11 at 100.00           AAA           515,356
                     Charter School Revenue Bonds, Excel Academy Charter
                     School, Series 2003, 7.300%, 12/01/23 (Pre-refunded
                     12/01/11)
          1,000   Colorado Educational and Cultural Facilities Authority,            2/16 at 101.00           N/R           771,940
                     Charter School Revenue Bonds, Jefferson County School
                     District R-1 - Compass Montessori Secondary School, Series
                     2006, 5.625%, 2/15/36

                                                           Nuveen Investments 65

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO (continued)
                  Colorado Health Facilities Authority, Colorado, Revenue
                  Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088:
$         1,335      14.052%, 9/01/41 (IF)                                           9/16 at 100.00            AA   $     1,115,806
            345      13.414%, 9/01/41 (IF)                                           9/16 at 100.00            AA           288,354
          1,200   Colorado Health Facilities Authority, Colorado, Revenue            4/18 at 100.00           AAA         1,252,248
                     Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                     1090, 14.965%, 10/01/41 - FSA Insured (IF)
          3,145   Kit Carson County Health Service District, Colorado, Health          No Opt. Call           N/R         2,863,648
                     Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34
          1,250   Mesa County, Colorado, Residential Care Facilities Mortgage       12/11 at 101.00          BBB-         1,174,250
                     Revenue Bonds, Hilltop Community Resources Inc. Obligated
                     Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured
          1,000   Mountain Shadows Metropolitan District, Colorado, General         12/16 at 100.00           N/R           697,670
                     Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27
          1,995   Park Creek Metropolitan District, Colorado, Limited Tax           12/13 at 100.00           N/R         2,062,690
                     Obligation Revenue Bonds, Series 2003CR-2, 7.875%,
                     12/01/32 (Mandatory put 12/01/13)
          3,565   Public Authority for Colorado Energy, Natural Gas Revenue            No Opt. Call             A         3,752,804
                     Bonds, Colorado Springs Utilities, Series 2008, 6.500%,
                     11/15/38
            500   Tallyn's Reach Metropolitan District 3, Aurora, Colorado,         12/13 at 100.00           N/R           507,060
                     Limited Tax General Obligation Bonds, Series 2004, 6.750%,
                     12/01/33
------------------------------------------------------------------------------------------------------------------------------------
         21,256   Total Colorado                                                                                         19,780,345
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.1% (0.1% OF TOTAL INVESTMENTS)
            225   District of Columbia Tobacco Settlement Corporation, Tobacco         No Opt. Call           BBB           213,091
                     Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 12.3% (9.2% OF TOTAL INVESTMENTS)
          1,490   Aberdeen Community Development District, Florida, Special          5/14 at 100.00           N/R           855,156
                     Assessment Bonds, Series 2005, 5.500%, 5/01/36
          7,445   Beacon Lakes Community Development District, Florida, Special      5/13 at 101.00           N/R         6,430,768
                     Assessment Bonds, Series 2003A, 6.900%, 5/01/35
            700   Broward County, Florida, Airport Facility Revenue Bonds,          11/14 at 101.00           Ba2           726,096
                     Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                     Minimum Tax)
          1,120   Century Gardens Community Development District, Miami-Dade         5/14 at 101.00           N/R         1,014,115
                     County, Florida, Special Assessment Revenue Bonds, Series
                     2004, 5.900%, 5/01/34
          8,360   Harmony Community Development District, Florida, Special           5/14 at 103.25           N/R         8,572,846
                     Assessment Bonds, Series 2001, 7.250%, 5/01/32
            415   Islands at Doral Northeast Community Development District,         5/14 at 101.00           N/R           401,658
                     Miami-Dade County, Florida, Special Assessment Bonds,
                     Series 2004, 6.125%, 5/01/24
          3,000   Jacksonville, Florida, Economic Development Commission Health      9/17 at 100.00           N/R         2,842,170
                     Care Facilities Revenue Bonds, The Florida Proton Therapy
                     Institute Project, Series 2007, 6.250%, 9/01/27
          2,000   Martin County Industrial Development Authority, Florida,          12/09 at 100.00           BB+         2,000,500
                     Industrial Development Revenue Bonds, Indiantown
                     Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                     (Alternative Minimum Tax)
          1,600   Miami-Dade County, Florida, Aviation Revenue Bonds, Series        10/18 at 100.00           AAA         1,524,080
                     2008, Trust 1145, 11.664%, 10/01/38 - AGC Insured
                     (Alternative Minimum Tax) (IF)
            970   Old Palm Community Development District, Florida, Special          5/15 at 101.00           N/R           708,798
                     Assessment Bonds, Palm Beach Gardens, Series 2004A,
                     5.900%, 5/01/35
          3,710   Palm Beach County Housing Finance Authority, Florida,              7/12 at 100.00           N/R         3,117,736
                     Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                     Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)
          1,955   Pine Island Community Development District, Florida, Special       5/12 at 101.00           N/R         1,246,567
                     Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                     5/01/35
          1,000   Sarasota County Health Facility Authority, Florida, Revenue        7/17 at 100.00           N/R           744,890
                     Bonds, Sarasota-Manatee Jewish Housing Council, Inc.,
                     Series 2007, 5.750%, 7/01/45

66 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$           970   Tolomato Community Development District, Florida, Special          5/14 at 101.00           N/R   $       624,011
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37
          1,715   Tolomato Community Development District, Florida, Special          5/18 at 100.00           N/R         1,314,736
                     Assessment Bonds, Series 2007, 6.650%, 5/01/40
                  Westchester Community Development District 1, Florida,
                  Special Assessment Bonds, Series 2003:
            130      6.000%, 5/01/23                                                 5/13 at 101.00           N/R           101,052
          4,735      6.125%, 5/01/35                                                 5/13 at 101.00           N/R         3,308,534
------------------------------------------------------------------------------------------------------------------------------------
         41,315   Total Florida                                                                                          35,533,713
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.1% (0.8% OF TOTAL INVESTMENTS)
            500   Effingham County Development Authority, Georgia, Solid Waste       7/10 at 100.00           BB-           463,170
                     Disposal Revenue Bonds, Ft. James Project, Series 1998,
                     5.625%, 7/01/18 (Alternative Minimum Tax) (5)
          1,000   Fulton County Residential Care Facilities Authority, Georgia,      7/17 at 100.00           N/R           666,490
                     Revenue Bonds, Elderly Care, Lenbrook Square Project,
                     Series 2006A, 5.125%, 7/01/37
          1,890   Fulton County Residential Care Facilities Authority, Georgia,     12/13 at 102.00           N/R         1,895,254
                     Revenue Bonds, St. Anne's Terrace, Series 2003, 7.625%,
                     12/01/33
------------------------------------------------------------------------------------------------------------------------------------
          3,390   Total Georgia                                                                                           3,024,914
------------------------------------------------------------------------------------------------------------------------------------
                  GUAM - 0.5% (0.4% OF TOTAL INVESTMENTS)
          1,445   Guam Government, General Obligation Bonds, 2009 Series A,            No Opt. Call            B+         1,567,522
                     7.000%, 11/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 0.9% (0.7% OF TOTAL INVESTMENTS)
          1,000   Hawaii State Department of Budget and Finance, Private School      2/17 at 100.00           N/R           768,350
                     Revenue Bonds, Montessori of Maui, Series 2007, 5.500%,
                     1/01/37
          1,655   Hawaii State Department of Budget and Finance, Special             7/19 at 100.00          Baa1         1,767,441
                     Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and
                     Subsidiary Projects, Series 2009, 6.500%, 7/01/39
------------------------------------------------------------------------------------------------------------------------------------
          2,655   Total Hawaii                                                                                            2,535,791
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 8.4% (6.2% OF TOTAL INVESTMENTS)
          1,700   Chicago, Illinois, Certificates of Participation Tax               6/09 at 100.00           N/R         1,695,342
                     Increment Revenue Notes, Chicago/Kingsbury Redevelopment
                     Project, Series 2004A, 6.570%, 2/15/13
            990   Chicago, Illinois, Certificates of Participation, Tax              7/11 at 100.00           N/R           914,067
                     Increment Allocation Revenue Bonds, Diversey-Narragansett
                     Project, Series 2006, 7.460%, 2/15/26
          1,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional       10/16 at 100.00           N/R           696,410
                     Medical Center Galena-Stauss Hospital, Series 2006,
                     6.750%, 10/01/46
          1,000   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00          BBB+         1,124,880
                     Series 2009A, 7.750%, 8/15/34
          3,850   Illinois Finance Authority, Revenue Bonds, Silver Cross            8/19 at 100.00           BBB         4,052,279
                     Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44
          1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage         8/13 at 100.00           AAA         1,342,062
                     Revenue Refunding Bonds, Sinai Health System, Series 2003,
                     5.150%, 2/15/37
          1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00           Aaa         1,108,490
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)
          7,800   Illinois Health Facilities Authority, Revenue Bonds, Lake          7/12 at 100.00            A-         7,810,764
                     Forest Hospital, Series 2002A, 5.750%, 7/01/29 (UB)
          1,150   Lombard Public Facilities Corporation, Illinois, First Tier        1/16 at 100.00           N/R           978,524
                     Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                     7.125%, 1/01/36
          1,369   Lombard Public Facilities Corporation, Illinois, Third Tier        7/18 at 100.00           N/R           835,452
                     Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                     4.000%, 1/01/36
          2,004   Plano Special Service Area 1, Illinois, Special Tax Bonds,         3/14 at 102.00           N/R         1,766,887
                     Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

                                                           Nuveen Investments 67

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
$           998   Volo Village, Illinois, Special Service Area 3 Special Tax         3/16 at 102.00           N/R   $       720,227
                     Bonds, Symphony Meadows Project 1, Series 2006, 6.000%,
                     3/01/36 (Mandatory put 2/29/16)
          1,000   Yorkville United City Business District, Illinois, Storm           1/17 at 102.00           N/R           440,810
                     Water and Water Improvement Project Revenue Bonds, Series
                     2007, 6.000%, 1/01/26
            960   Yorkville, Illinois, Special Service Area 2005-108 Assessment      3/16 at 102.00           N/R           674,246
                     Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------
         26,171   Total Illinois                                                                                         24,160,440
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 10.7% (8.0% OF TOTAL INVESTMENTS)
          6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue      7/12 at 103.00           N/R         5,488,044
                     Bonds, Series 2004A, 6.650%, 1/15/24
         22,770   Indiana Finance Authority, Water Facilities Refunding Revenue     10/16 at 100.00          Baa1        18,946,689
                     Bonds, Indiana-American Water Company Inc. Project, Series
                     2006, 4.875%, 10/01/36 - AMBAC Insured (Alternative
                     Minimum Tax)
          1,250   Indiana Health and Educational Facility Financing Authority,      11/16 at 100.00           Aa1         1,231,963
                     Revenue Bonds, Ascension Health, Series 2009, Trust 3301,
                     14.271%, 11/15/39 (IF)
          2,500   Indiana Health Facility Financing Authority, Hospital Revenue      3/14 at 101.00           BBB         2,523,325
                     Bonds, Community Foundation of Northwest Indiana, Series
                     2004A, 6.000%, 3/01/34
            200   Jasper County, Indiana, Economic Development Revenue               4/10 at 101.00            B2           198,698
                     Refunding Bonds, Georgia Pacific Corporation Project,
                     Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (5)
          1,000   St. Joseph County, Indiana, Economic Development Revenue           7/15 at 103.00           N/R           919,340
                     Bonds, Chicago Trail Village Apartments, Series 2005A,
                     7.500%, 7/01/35
          1,560   Whitley County, Indiana, Solid Waste and Sewerage Disposal        11/10 at 102.00           N/R         1,485,916
                     Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                     11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         35,640   Total Indiana                                                                                          30,793,975
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care        7/16 at 100.00           BB+           798,530
                     Initiatives Project, Series 2006A, 5.500%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 5.8% (4.4% OF TOTAL INVESTMENTS)
          5,000   Louisiana Local Government Environmental Facilities &             11/17 at 100.00            BB         4,824,950
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
          1,000   Louisiana Local Government Environmental Facilities and            9/16 at 100.00           N/R           514,770
                     Community Development Authority, Carter Plantation Hotel
                     Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36
          1,000   Louisiana Local Government Environmental Facilities and            6/16 at 101.00           N/R           869,870
                     Community Development Authority, Revenue Bonds, CDF
                     Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36
          3,000   Louisiana Local Government Environmental Facilities and           12/17 at 100.00           N/R         2,221,110
                     Community Development Authority, Revenue Bonds, Southgate
                     Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37
                  Ouachita Parish Industrial Development Authority, Louisiana,
                  Solid Waste Disposal Revenue Bonds, White Oaks Project,
                  Series 2004A:
            815      8.250%, 3/01/19 (Alternative Minimum Tax)                       3/10 at 102.00           N/R           760,281
            805      8.500%, 3/01/24 (Alternative Minimum Tax)                       3/10 at 102.00           N/R           747,217
          5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue          4/11 at 100.00           N/R         5,124,231
                     Bonds, Freeport McMoran Project, Series 1992, 7.700%,
                     10/01/22 (Alternative Minimum Tax)
          2,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB         1,810,100
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
         18,745   Total Louisiana                                                                                        16,872,529
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 1.0% (0.7% OF TOTAL INVESTMENTS)
          3,155   Portland Housing Development Corporation, Maine, Section 8         2/14 at 102.00          Baa2         2,849,848
                     Assisted Senior Living Revenue Bonds, Avesta Housing
                     Development Corporation, Series 2004A, 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------

68 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.2% (0.9% OF TOTAL INVESTMENTS)
$         1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00          Baa3   $       857,060
                     Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY
                     Insured
          2,000   Maryland Energy Financing Administration, Revenue Bonds, AES       3/10 at 100.00           N/R         2,000,520
                     Warrior Run Project, Series 1995, 7.400%, 9/01/19
                     (Alternative Minimum Tax)
            350   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00            A2           356,451
                     Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33
            435   Prince George's County, Maryland, Revenue Bonds, Dimensions        1/10 at 100.00            B3           289,845
                     Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
          3,785   Total Maryland                                                                                          3,503,876
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.5% (0.4% OF TOTAL INVESTMENTS)
            465   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call           N/R           416,245
                     Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                     Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
          1,350   Massachusetts Health and Educational Facilities Authority,         7/14 at 100.00            BB         1,144,017
                     Revenue Bonds, Northern Berkshire Community Services Inc.,
                     Series 2004B, 6.375%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
          1,815   Total Massachusetts                                                                                     1,560,262
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 4.2% (3.1% OF TOTAL INVESTMENTS)
          1,210   Countryside Charter School, Berrien County, Michigan, Charter      4/10 at 100.00           N/R         1,049,022
                     School Revenue Bonds, Series 1999, 7.000%, 4/01/29
            855   Countryside Charter School, Berrien County, Michigan, Charter      4/10 at 100.00           N/R           828,777
                     School Revenue Bonds, Series 2000, 8.000%, 4/01/29
                  Detroit Local Development Finance Authority, Michigan, Tax
                  Increment Bonds, Series 1998A:
          1,410      5.500%, 5/01/21                                                11/09 at 101.00            B-           562,195
             15      5.500%, 5/01/21 - ACA Insured                                   5/10 at 100.00            B-             5,981
                  Garden City Hospital Finance Authority, Michigan, Revenue
                  Bonds, Garden City Hospital Obligated Group, Series 2007A:
          1,000      4.875%, 8/15/27                                                 8/17 at 100.00           N/R           644,330
          1,000      5.000%, 8/15/38                                                 8/17 at 100.00           N/R           581,470
          1,000   Michigan Public Educational Facilities Authority, Limited         11/15 at 100.00           BBB         1,001,960
                     Obligation Revenue Bonds, Chandler Park Academy Project,
                     Series 2008, 6.500%, 11/01/35
          1,000   Michigan Public Educational Facilities Authority, Limited          9/17 at 100.00          BBB-           710,130
                     Obligation Revenue Bonds, Richfield Public School Academy,
                     Series 2007, 5.000%, 9/01/36
          3,580   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           BB-         3,069,778
                     Refunding Bonds, Detroit Medical Center Obligated Group,
                     Series 1993B, 5.500%, 8/15/23
            500   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00           AAA           571,985
                     Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
                     (Pre-refunded 5/15/15)
          1,500   Michigan State Hospital Finance Authority, Revenue Bonds,         11/15 at 102.00           N/R         1,323,750
                     Hills and Dales General Hospital, Series 2005A, 6.750%,
                     11/15/38
          1,000   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1         1,165,150
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
          1,000   Summit Academy North Charter School, Michigan, Charter School     11/15 at 100.00           BB+           659,310
                     Revenue Bonds, Series 2005, 5.500%, 11/01/30
------------------------------------------------------------------------------------------------------------------------------------
         15,070   Total Michigan                                                                                         12,173,838
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.6% (1.2% OF TOTAL INVESTMENTS)
                  Minneapolis, Minnesota, Student Housing Revenue Bonds,
                  Riverton Community Housing Project, Series 2000:
            100      7.200%, 7/01/14 (Pre-refunded 7/01/10)                          7/10 at 100.00       N/R (4)           104,318
            100      7.300%, 7/01/15 (Pre-refunded 7/01/10)                          7/10 at 100.00       N/R (4)           104,382
          1,325   Ramsey, Anoka County, Minnesota, Charter School Lease Revenue      6/14 at 102.00           N/R         1,207,367
                     Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33

                                                           Nuveen Investments 69

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA (continued)
$         1,390   St. Paul Housing and Redevelopment Authority, Minnesota,           6/14 at 102.00           N/R   $     1,317,748
                     Charter School Revenue Bonds, Higher Ground Academy
                     Charter School, Series 2004A, 6.625%, 12/01/23
          1,100   St. Paul Housing and Redevelopment Authority, Minnesota,           6/14 at 102.00           N/R         1,002,342
                     Charter School Revenue Bonds, HOPE Community Academy
                     Charter School, Series 2004A, 6.750%, 12/01/33
          1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,           5/15 at 100.00           N/R           912,210
                     HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30
------------------------------------------------------------------------------------------------------------------------------------
          5,015   Total Minnesota                                                                                         4,648,367
------------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)
            926   Mississippi Home Corporation, Multifamily Housing Revenue         10/19 at 101.00           N/R           664,011
                     Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                     6.125%, 9/01/34 (Alternative Minimum Tax)
          1,000   Warren County, Mississippi, Gulf Opportunity Zone Revenue          9/18 at 100.00           BBB         1,021,430
                     Bonds, International Paper Company Project, Series 2008A,
                     6.500%, 9/01/32
------------------------------------------------------------------------------------------------------------------------------------
          1,926   Total Mississippi                                                                                       1,685,441
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 3.0% (2.2% OF TOTAL INVESTMENTS)
          2,000   Branson Regional Airport Transportation Development District,      7/17 at 100.00           N/R         1,294,940
                     Missouri, Project Revenue Bonds, Series 2007B, 6.000%,
                     7/01/37 (Alternative Minimum Tax)
          1,000   Hanley Road Corridor Transportation Development District,         10/19 at 100.00            A-         1,010,800
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Series 2009, 5.875%, 10/01/36
          5,935   Missouri Environmental Improvement and Energy Resources           12/16 at 100.00           AAA         5,261,615
                     Authority, Water Facility Revenue Bonds, Missouri-American
                     Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                     Insured (Alternative Minimum Tax) (UB)
          1,300   Saint Louis Industrial Development Authority, Missouri, Saint     12/10 at 102.00            Ca           452,465
                     Louis Convention Center Headquarters Hotel Project, Series
                     2000A, 7.250%, 12/15/35 (Alternative Minimum Tax) (6)
            795   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,      6/10 at 100.00           N/R           569,506
                     Grace Lofts Redevelopment Projects, Series 2007A, 6.000%,
                     3/27/26
------------------------------------------------------------------------------------------------------------------------------------
         11,030   Total Missouri                                                                                          8,589,326
------------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 1.9% (1.4% OF TOTAL INVESTMENTS)
          5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,       7/10 at 101.00            B-         3,770,832
                     Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                     (Alternative Minimum Tax)
          2,000   Montana Board of Investments, Resource Recovery Revenue              No Opt. Call           N/R         1,675,880
                     Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
                     12/31/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          7,200   Total Montana                                                                                           5,446,712
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 3.4% (2.5% OF TOTAL INVESTMENTS)
          6,485   Omaha Public Power District, Nebraska, Separate Electric           2/17 at 100.00           AAA         9,857,132
                     System Revenue Bonds, Nebraska City 2, Series 2006A,
                     19.714%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 0.7% (0.5% OF TOTAL INVESTMENTS)
            500   Clark County, Nevada, Industrial Development Revenue Bonds,       11/09 at 100.00           BB+           488,930
                     Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                     (Alternative Minimum Tax)
          1,440   Clark County, Nevada, Local Improvement Bonds, Mountain's          8/16 at 100.00           N/R         1,363,565
                     Edge Special Improvement District 142, Series 2003,
                     6.375%, 8/01/23
          1,000   Director of Nevada State Department of Business and Industry,      1/10 at 100.00          Caa2           205,010
                     Revenue Bonds, Las Vegas Monorail Project, First Tier,
                     Series 2000, 5.375%, 1/01/40 - AMBAC Insured
          4,500   Director of Nevada State Department of Business and Industry,      1/10 at 102.00           N/R            40,500
                     Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                     Series 2000, 7.375%, 1/01/40 (6)
------------------------------------------------------------------------------------------------------------------------------------
          7,440   Total Nevada                                                                                            2,098,005
------------------------------------------------------------------------------------------------------------------------------------

70 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.6% (1.9% OF TOTAL INVESTMENTS)
$         1,500   New Jersey Economic Development Authority, Cigarette Tax           6/14 at 100.00           BBB   $     1,450,260
                     Revenue Bonds, Series 2004, 5.750% 6/15/29
          1,660   New Jersey Economic Development Authority, Special Facilities      3/10 at 101.00             B         1,427,368
                     Revenue Bonds, Continental Airlines Inc., Series 1999,
                     6.250%, 9/15/29 (Alternative Minimum Tax)
            500   New Jersey Economic Development Authority, Special Facilities     11/10 at 101.00             B           467,230
                     Revenue Bonds, Continental Airlines Inc., Series 2000,
                     7.000%, 11/15/30 (Alternative Minimum Tax)
            600   New Jersey Educational Facilities Authority Revenue Refunding      6/19 at 100.00          Baa2           677,928
                     Bonds, University of Medicine and Dentistry of New Jersey
                     Issue, Series 2009 B, 7.500%, 12/01/32
          1,000   New Jersey Higher Education Assistance Authority, Student          6/18 at 100.00           AAA         1,047,830
                     Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC
                     Insured (Alternative Minimum Tax)
          3,500   New Jersey Transportation Trust Fund Authority,                      No Opt. Call           AAA         1,387,645
                     Transportation System Bonds, Series 2006C, 0.000%,
                     12/15/27 - NPFG Insured (7)
            700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,        1/19 at 100.00            A+           733,684
                     5.250%, 1/01/40
            500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB           337,420
                     Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                     6/01/41
------------------------------------------------------------------------------------------------------------------------------------
          9,960   Total New Jersey                                                                                        7,529,365
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.1% (0.9% OF TOTAL INVESTMENTS)
          1,000   Metropolitan Transportation Authority, New York, Dedicated        11/19 at 100.00            AA         1,029,420
                     Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34
          1,700   New York City Industrial Development Agency, New York,             2/10 at 100.00          CCC+         1,330,250
                     Special Facilities Revenue Bonds, American Airlines Inc.,
                     Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)
          1,000   Seneca Nation of Indians Capital Improvements Authority, New         No Opt. Call            BB           935,190
                     York, Special Obligation Bonds, Series 2007A, 5.250%,
                     12/01/16
------------------------------------------------------------------------------------------------------------------------------------
          3,700   Total New York                                                                                          3,294,860
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.6% (2.0% OF TOTAL INVESTMENTS)
          1,260   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00           AA-         1,123,996
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     Trust 1149-3, 14.759%, 1/15/47 (IF)
          5,500   North Carolina Capital Facilities Finance Agency, Solid Waste      7/12 at 106.00           N/R         4,903,030
                     Facilities Revenue Bonds, Liberty Tire Services of North
                     Carolina LLC, Series 2004A, 6.750%, 7/01/29
            960   North Carolina Capital Facilities Financing Agency, Revenue       10/16 at 100.00           AA+         1,595,360
                     Bonds, Duke University, Series 2008, Tender Option Bonds
                     Trust 3248, 25.843%, 10/01/44 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          7,720   Total North Carolina                                                                                    7,622,386
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 5.1% (3.8% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
            320      5.125%, 6/01/24                                                 6/17 at 100.00           BBB           285,011
            375      5.750%, 6/01/34                                                 6/17 at 100.00           BBB           315,356
         10,855      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         8,042,687
          3,125   Cleveland-Cuyahoga County Port Authority, Ohio, Development        5/14 at 102.00           N/R         2,301,844
                     Revenue Bonds, Bond Fund Program - Garfield Heights
                     Project, Series 2004D, 5.250%, 5/15/23
          1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor           4/15 at 100.00          Caa1           607,610
                     Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum
                     Tax)
          4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility         7/17 at 102.00           N/R         3,048,040
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         19,675   Total Ohio                                                                                             14,600,548
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.1% (0.8% OF TOTAL INVESTMENTS)
            970   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,        1/16 at 101.00           N/R           835,733
                     Revenue Bonds, Series 2006, 7.000%, 1/01/35
          2,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           No Opt. Call          Caa2         2,388,325
                     Bonds, American Airlines Inc., Series 2004A, 7.750%,
                     6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------------
          3,470   Total Oklahoma                                                                                          3,224,058
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 71

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 2.7% (2.0% OF TOTAL INVESTMENTS)
$           420   Allentown Area Hospital Authority, Pennsylvania, Revenue             No Opt. Call           BB-   $       398,504
                     Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16
            985   Berks County Industrial Development Authority, Pennsylvania,      11/17 at 101.00           N/R           798,293
                     First Mortgage Revenue Bonds, One Douglassville Properties
                     Project, Series 2007A, 6.125%, 11/01/34 (Alternative
                     Minimum Tax)
          2,000   Chester County Health and Education Facilities Authority,         10/15 at 102.00           N/R         1,507,260
                     Pennsylvania, Revenue Bonds, Immaculata University, Series
                     2005, 5.750%, 10/15/37
            400   Chester County Industrial Development Authority,                  12/17 at 100.00           BB+           337,548
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37
            750   New Morgan Industrial Development Authority, Pennsylvania,         4/10 at 100.00           BBB           750,038
                     Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                     Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                     Minimum Tax)
          4,000   Pennsylvania Economic Development Financing Authority,             6/12 at 102.00          BBB+         3,981,200
                     Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                     Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          8,555   Total Pennsylvania                                                                                      7,772,843
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.8% (0.6% OF TOTAL INVESTMENTS)
          3,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/26 at 100.00            A+         2,211,990
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.9% (1.4% OF TOTAL INVESTMENTS)
          1,000   Rhode Island Student Loan Authority, Student Loan Program         12/17 at 100.00             A         1,038,030
                     Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative
                     Minimum Tax)
          4,835   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB         4,394,483
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
          5,835   Total Rhode Island                                                                                      5,432,513
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 1.6% (1.2% OF TOTAL INVESTMENTS)
          4,000   Lancaster County, South Carolina, Assessment Bonds, Edgewater     11/17 at 100.00           N/R         3,438,680
                     II Improvement District, Series 2007A, 7.750%, 11/01/39
          1,185   Richland County, South Carolina, Environmental Improvement         4/13 at 101.00           BBB         1,195,404
                     Revenue Refunding Bonds, International Paper Company,
                     Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,185   Total South Carolina                                                                                    4,634,084
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 4.9% (3.7% OF TOTAL INVESTMENTS)
          3,500   Knox County Health, Educational and Housing Facilities Board,      4/12 at 101.00            A1         3,581,165
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.500%, 4/15/31
          1,000   Sullivan County Health Educational and Housing Facilities          3/13 at 100.00           N/R           859,930
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 5.440%, 9/01/32
          2,000   Sullivan County Health Educational and Housing Facilities          9/16 at 100.00          BBB+         1,785,700
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Series 2006C, 5.250%, 9/01/26
                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
          2,000      5.500%, 11/01/37                                               11/17 at 100.00           N/R           760,200
            500      5.500%, 11/01/46                                               11/17 at 100.00           N/R           190,050
          1,000   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call           BB+           972,150
                     Bonds, Series 2006A, 5.250%, 9/01/23
          5,601   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call           N/R         5,261,299
                     Bonds, Series 2006B, 5.625%, 9/01/26
            980   Wilson County Health and Educational Facilities Board,             7/17 at 100.00           N/R           814,086
                     Tennessee, Senior Living Revenue Bonds, Rutland Place,
                     Series 2007A, 6.300%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
         16,581   Total Tennessee                                                                                        14,224,580
------------------------------------------------------------------------------------------------------------------------------------

72 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 9.8% (7.3% OF TOTAL INVESTMENTS)
$         1,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00          CCC+   $       597,650
                     Bonds, American Airlines Inc., Series 2007, 5.250%,
                     12/01/29 (Alternative Minimum Tax)
          1,905   Austin Convention Enterprises Inc., Texas, Convention Center       1/11 at 100.00           N/R         1,704,289
                     Hotel Revenue Bonds, First Tier Series 2001C-1, 9.750%,
                     1/01/26
          1,000   Austin Convention Enterprises Inc., Texas, Convention Center       1/17 at 100.00            BB           770,440
                     Hotel Revenue Bonds, First Tier Series 2006B, 5.750%,
                     1/01/34
             10   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC             9,016
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
            700   Brazos River Authority, Texas, Pollution Control Revenue           7/18 at 100.00           CCC           419,286
                     Refunding Bonds, TXU Electric Company, Series 2001D,
                     8.250%, 5/01/33 (Alternative Minimum Tax)
          2,000   Clifton Higher Education Finance Corporation, Texas,                 No Opt. Call          BBB-         2,298,300
                     Education Revenue Bonds, Tejano Center for Community
                     Concerns, Inc.-Raul Yzaguirre School for Success,
                     Refunding Series 2009A, 9.000%, 2/15/38
          1,750   Dallas-Ft. Worth International Airport Facility Improvement       11/12 at 100.00          CCC+         1,047,463
                     Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                     Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)
                  Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                  Regional Health System, Series 2004A:
          1,840      7.000%, 9/01/25                                                 9/14 at 100.00           N/R         1,790,099
          6,600      7.125%, 9/01/34                                                 9/14 at 100.00           N/R         6,425,562
            585   Gulf Coast Industrial Development Authority, Texas, Solid          4/12 at 100.00           Ba1           590,844
                     Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                     Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
                     Tax)
          1,000   Heart of Texas Education Finance Corporation, Texas, Gateway       8/16 at 100.00           N/R           813,180
                     Charter Academy, Series 2006A, 6.000%, 2/15/36
          2,020   Houston, Texas, Airport System Special Facilities Revenue          7/11 at 100.00            B3         1,611,697
                     Bonds, Continental Air Lines Inc., Series 1998B, 5.700%,
                     7/15/29 (Alternative Minimum Tax)
                  Houston, Texas, Airport System Special Facilities Revenue
                  Bonds, Continental Air Lines Inc., Series 2001E:
            600      7.375%, 7/01/22 (Alternative Minimum Tax)                       7/11 at 101.00            B3           587,622
            975      6.750%, 7/01/29 (Alternative Minimum Tax)                       7/11 at 101.00            B3           888,196
          1,000   La Vernia Education Financing Corporation, Texas, Charter          8/11 at 100.00           N/R           749,870
                     School Revenue Bonds, Riverwalk Education Foundation,
                     Series 2007A, 5.450%, 8/15/36
          1,035   North Texas Tollway Authority, System Revenue Bonds, Series        1/19 at 100.00            A2         1,085,663
                     2009, 6.250%, 1/01/39
                  Richardson Hospital Authority, Texas, Revenue Bonds,
                  Richardson Regional Medical Center, Series 2004:
          2,000      5.875%, 12/01/24                                               12/13 at 100.00          Baa2         1,857,240
          1,000      6.000%, 12/01/34                                               12/13 at 100.00          Baa2           882,500
          1,000   Sabine River Authority, Texas, Pollution Control Revenue           8/13 at 101.00           CCC           519,400
                     Refunding Bonds, TXU Energy Company LLC Project, Series
                     2003B, 6.150%, 8/01/22
          2,960   Tarrant County Cultural and Educational Facilities Finance         2/17 at 100.00           AA-         2,676,491
                     Corporation, Texas, Revenue Bonds, Texas Health Resources
                     Project, Trust 1031, 11.996%, 2/15/36 (IF)
          1,000   Texas Public Finance Authority, Charter School Finance             2/15 at 100.00           N/R           771,520
                     Corporation Revenue Bonds, Cosmos Foundation Inc., Series
                     2007A, 5.375%, 2/15/37
            340   Trinity River Authority of Texas, Pollution Control Revenue        5/13 at 101.00           CCC           160,704
                     Refunding Bonds, TXU Electric Company, Series 2003,
                     6.250%, 5/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         32,320   Total Texas                                                                                            28,257,032
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 2.6% (1.9% OF TOTAL INVESTMENTS)
            420   Virgin Islands Public Finance Authority, Matching Fund            10/19 at 100.00           BBB           442,974
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37
          5,000   Virgin Islands Public Finance Authority, Revenue Bonds,            1/14 at 100.00           BBB         5,090,350
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
          2,000   Virgin Islands Public Finance Authority, Senior Secured Lien       7/14 at 100.00           BBB         2,019,700
                     Revenue Bonds, Refinery Project - Hovensa LLC, Series
                     2004, 5.875%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
          7,420   Total Virgin Islands                                                                                    7,553,024
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 73

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.3% (1.0% OF TOTAL INVESTMENTS)
$         1,000   Giles County Industrial Development Authority, Virginia,          11/09 at 100.00            B+   $       983,770
                     Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                     Series 1996, 6.450%, 5/01/26 (WI/DD, Settling 11/02/09)
          1,940   Isle of Wight County Industrial Development Authority,             3/17 at 100.00           BBB         1,560,827
                     Virginia, Environmental Improvement Revenue Bonds,
                     International Paper Company Project, Series 2007A, 4.700%,
                     3/01/31 (Alternative Minimum Tax)
          9,400   Metropolitan Washington DC Airports Authority, Virginia,             No Opt. Call          BBB+         1,278,118
                     Dulles Toll Road Revenue Bonds, Series 2009B, 0.000%,
                     10/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,340   Total Virginia                                                                                          3,822,715
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 4.3% (3.2% OF TOTAL INVESTMENTS)
          3,000   Skagit County Public Hospital District 1, Washington, Revenue     12/13 at 100.00          Baa2         3,044,220
                     Bonds, Skagit Valley Hospital, Series 2003, 6.000%,
                     12/01/18
                  Vancouver Downtown Redevelopment Authority, Washington,
                  Revenue Bonds, Conference Center Project, Series 2003A:
          1,750      6.000%, 1/01/28 - ACA Insured                                   1/14 at 100.00           N/R         1,491,630
          2,500      5.250%, 1/01/34 - ACA Insured                                   1/14 at 100.00           N/R         1,692,425
          4,725      6.000%, 1/01/34 - ACA Insured                                   1/14 at 100.00           N/R         3,827,297
          1,000   Washington State Economic Development Finance Authority,          12/17 at 100.00           N/R           645,540
                     Revenue Bonds, Coeur D'Alene Fiber Project, Series 2007G,
                     7.000%, 12/01/27 (Alternative Minimum Tax)
          2,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R         1,600,180
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
         14,975   Total Washington                                                                                       12,301,292
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 0.6% (0.5% OF TOTAL INVESTMENTS)
            500   Ohio County Commission, West Virginia, Special District            3/16 at 100.00           N/R           394,350
                     Excise Tax Revenue Bonds, Fort Henry Economic Development,
                     Series 2006B, 5.625%, 3/01/36
            500   Ohio County Commission, West Virginia, Tax Increment Revenue         No Opt. Call           N/R           455,225
                     Bonds, Fort Henry Centre Financing District, Series 2007A,
                     5.850%, 6/01/34
          1,000   West Virginia Hospital Finance Authority, Hospital Revenue         9/14 at 100.00            A2           998,750
                     Bonds, Charleston Area Medical Center, Series 2009A,
                     5.500%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
          2,000   Total West Virginia                                                                                     1,848,325
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 6.3% (4.7% OF TOTAL INVESTMENTS)
            550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,       12/14 at 101.00       N/R (4)           706,337
                     Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
                     (Pre-refunded 12/01/14)
          2,300   Wisconsin Health and Educational Facilities Authority,             2/10 at 100.00           N/R         2,252,021
                     Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                     5.600%, 2/15/29 - ACA Insured
          2,500   Wisconsin Health and Educational Facilities Authority,             2/10 at 100.00             A         2,497,049
                     Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%,
                     2/15/27 - NPFG Insured
          1,000   Wisconsin Health and Educational Facilities Authority,             4/14 at 100.00           N/R           830,929
                     Revenue Bonds, Southwest Health Center Inc., Series 2004A,
                     6.250%, 4/01/34
          1,000   Wisconsin Health and Educational Facilities Authority,            12/19 at 100.00            A1         1,013,099
                     Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%,
                     12/15/38

74 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN (continued)
                  Wisconsin Health and Educational Facilities Authority,
                  Revenue Bonds, Wheaton Franciscan Healthcare System,
                  Series 2006:
$         7,995      5.250%, 8/15/26                                                 8/16 at 100.00          BBB+   $     7,139,534
          4,500      5.250%, 8/15/34                                                 8/16 at 100.00          BBB+         3,835,844
------------------------------------------------------------------------------------------------------------------------------------
         19,845   Total Wisconsin                                                                                        18,274,813
------------------------------------------------------------------------------------------------------------------------------------
$       453,525   Total Investments (cost $408,338,760) - 134.0%                                                        387,195,132
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.6)%                                                                    (10,300,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.5%                                                                    7,068,237
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (32.9)% (8)                                                  (95,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   288,963,369
                  ==================================================================================================================

Investments in Derivatives
FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2009:

                                          FUND                                   FIXED RATE                             UNREALIZED
                        NOTIONAL   PAY/RECEIVE     FLOATING RATE  FIXED RATE        PAYMENT EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY              AMOUNT FLOATING RATE             INDEX (ANNUALIZED)     FREQUENCY  DATE (9)         DATE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC    $15,000,000       Receive 3-Month USD-LIBOR       4.675% Semi-Annually   7/23/10      7/23/39       $(888,000)
JPMorgan               5,000,000       Receive 3-Month USD-LIBOR       3.413  Semi-Annually   4/09/10      4/09/39         710,000
Royal Bank of Canada   3,000,000       Receive 3-Month USD-LIBOR       3.327  Semi-Annually   4/23/10      4/23/39         472,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $ 294,800
===================================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(6) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(7) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(8) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.5%.

(9) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract. N/R Not rated.

WI/DD     Purchased on a when-issued or delayed delivery basis.

(ETM)     Escrowed to maturity.

(IF)      Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

USD-LIBOR United States Dollar-London Inter-Bank Offered Rate.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

NMD | Nuveen Municipal High Income Opportunity Fund 2
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.8% (1.5% OF TOTAL INVESTMENTS)
$         2,290   Birmingham Special Care Facilities Financing Authority,           11/15 at 100.00          Baa2   $     2,206,346
                     Alabama, Revenue Bonds, Baptist Health System Inc., Series
                     2005A, 5.250%, 11/15/20
          1,000   Phenix City Industrial Development Board, Alabama,                 5/12 at 100.00           BBB           842,310
                     Environmental Improvement Revenue Bonds, MeadWestvaco
                     Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,290   Total Alabama                                                                                           3,048,656
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 5.0% (4.4% OF TOTAL INVESTMENTS)
          1,000   Estrella Mountain Ranch Community Facilities District,             7/17 at 100.00           N/R           908,490
                     Goodyear, Arizona, General Obligation Bonds, Series 2007,
                     6.200%, 7/15/32
          2,575   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,       12/17 at 102.00           N/R         2,021,684
                     Government Project Bonds, Series 2007, 7.000%, 12/01/27
          5,325   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         4,554,739
                     Bonds, Series 2007, 5.000%, 12/01/37
            500   The Industrial Development Authority of the County of Pima           No Opt. Call           N/R           525,795
                     Education Revenue Bonds, Arizona, Legacy Traditional School
                     Project, Series 2009, 8.500%, 7/01/39
          1,000   Yuma County Industrial Development Authority, Arizona, Exempt     12/17 at 100.00           N/R           780,460
                     Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                     Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         10,400   Total Arizona                                                                                           8,791,168
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.1% (0.1% OF TOTAL INVESTMENTS)
            125   Little River County, Arkansas, Revenue Refunding Bonds,            4/10 at 100.00            B2           110,841
                     Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 13.2% (11.4% OF TOTAL INVESTMENTS)
          2,000   California Educational Facilities Authority, Revenue Bonds,       12/16 at 100.00          Baa3         1,581,740
                     Dominican University, Series 2006, 5.000%, 12/01/36
          1,020   California Housing Finance Agency, California, Home Mortgage       8/17 at 100.00           AA-           924,497
                     Revenue Bonds, Series 2008B, 5.000%, 2/01/28 (Alternative
                     Minimum Tax)
          1,825   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB         1,605,653
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/35
          2,000   California Statewide Community Development Authority, Revenue      7/18 at 100.00           AA-         2,069,200
                     Bonds, St. Joseph Health System, Series 2007C, 5.750%,
                     7/01/47 - FGIC Insured
          1,350   California Statewide Community Development Authority, Revenue     11/16 at 100.00           Aa3         1,149,930
                     Bonds, Sutter Health, Tender Option Bond Trust 3048,
                     13.180%, 11/15/46 (IF)
          3,150   California Statewide Community Development Authority, Revenue     11/16 at 100.00           Aa3         2,683,170
                     Bonds, Sutter Health, Tender Option Bond Trust 3102,
                     15.445%, 11/15/46 (IF)
                  Daly City Housing Development Finance Agency, California,
                  Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park
                  Refunding, Series 2007A:
          2,000      5.000%, 12/15/37                                               12/17 at 100.00            A-         1,693,940
          1,990      6.500%, 12/15/47                                               12/17 at 100.00           N/R         1,665,710
          1,370   Elk Grove Community Facilities District 2005-1, California,        9/15 at 102.00           N/R           827,905
                     Special Tax Bonds, Series 2007, 5.250%, 9/01/37
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1:
          4,000      5.750%, 6/01/47                                                 6/17 at 100.00           BBB         2,955,520
          2,500      5.125%, 6/01/47                                                 6/17 at 100.00           BBB         1,660,975
          1,000   Lathrop Financing Authority, California, Revenue Bonds, Water      6/13 at 100.00           N/R           889,210
                     Supply Project Series 2003, 6.000%, 6/01/35

76 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$           500   Los Angeles Regional Airports Improvement Corporation,            12/12 at 102.00            B-   $       478,690
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc.
                     Terminal 4 Project, Series 2002C, 7.500%, 12/01/24
                     (Alternative Minimum Tax)
          2,500   San Bernardino Community College District, California,             8/16 at 100.00           AAA         2,776,000
                     General Obligation Bonds, Tender Option Bond Trust
                     11780-1, 17.501%, 8/01/31 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         27,205   Total California                                                                                       22,962,140
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 6.7% (5.8% OF TOTAL INVESTMENTS)
          1,500   Arista Metropolitan District, Colorado, Special Revenue           12/15 at 100.00           N/R         1,341,030
                     Bonds, Series 2008, 9.250%, 12/01/37
          1,520   Colorado Educational and Cultural Facilities Authority,            5/17 at 100.00           BB+         1,173,212
                     Charter School Revenue Bonds, Windsor Academy, Series
                     2007A, 5.700%, 5/01/37
          2,000   Colorado Educational and Cultural Facilities Authority,            6/18 at 102.00           N/R         1,744,980
                     Revenue Bonds, Pikes Peak School of Expeditionary Learning
                     Charter School, Series 2008, 6.625%, 6/01/38
          1,480   Colorado Health Facilities Authority, Colorado, Revenue            9/16 at 100.00            AA         1,398,940
                     Bonds, Catholic Health Initiatives, Series 2006A, 5.000%,
                     9/01/41
          5,045   Colorado Housing and Finance Authority, Revenue Bonds,             4/17 at 100.00           N/R         3,236,216
                     Confluence Energy LLC Project, Series 2007, 6.750%,
                     4/01/27 (Alternative Minimum Tax)
          1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax             6/14 at 101.00           N/R           981,320
                     Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
          1,700   Public Authority for Colorado Energy, Natural Gas Revenue            No Opt. Call             A         1,789,556
                     Bonds, Colorado Springs Utilities, Series 2008, 6.500%,
                     11/15/38
------------------------------------------------------------------------------------------------------------------------------------
         14,245   Total Colorado                                                                                         11,665,254
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 16.0% (13.8% OF TOTAL INVESTMENTS)
          1,000   Bartram Park Community Development District, Florida, Special      5/15 at 101.00           N/R           745,930
                     Assessment Bonds, Series 2005, 5.300%, 5/01/35
          1,000   Beeline Community Development District, Palm Beach County,         5/18 at 100.00           N/R           951,020
                     Florida, Special Assessment Bonds, Series 2008A, 7.000%,
                     5/01/37
          1,000   Colonial Country Club Community Development District,              5/13 at 101.00            A+         1,024,270
                     Florida, Capital Improvement Revenue Bonds, Series 2003,
                     6.400%, 5/01/33
          2,000   Escambia County, Florida, Environmental Improvement Revenue        8/11 at 100.00           BBB         1,767,120
                     Bonds, International Paper Company Projects, Series 2006B,
                     5.000%, 8/01/26 (Alternative Minimum Tax)
          1,320   Fishhawk Community Development District II, Florida, Special       5/14 at 100.00           N/R         1,133,537
                     Assessment Revenue Bonds, Series 2004A, 6.125%, 5/01/34
          2,000   Habitat Community Development District, Florida, Capital             No Opt. Call           N/R         1,569,020
                     Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35
          1,000   Martin County Industrial Development Authority, Florida,          12/09 at 100.00           BB+         1,000,250
                     Industrial Development Revenue Bonds, Indiantown
                     Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                     (Alternative Minimum Tax)
          2,915   Old Palm Community Development District, Florida, Special          5/15 at 101.00           N/R         2,130,049
                     Assessment Bonds, Palm Beach Gardens, Series 2004A,
                     5.900%, 5/01/35
          1,500   Palm Glades Community Development District, Florida, Special       5/18 at 100.00           N/R         1,090,830
                     Assessment Bond, Series 2008A, 7.125%, 5/01/39
          1,180   Pine Island Community Development District, Florida, Special       5/12 at 101.00           N/R           752,403
                     Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                     5/01/35
            995   Poinciana West Community Development District, Florida,            5/17 at 100.00           N/R           788,717
                     Special Assessment Bonds, Series 2007, 6.000%, 5/01/37
            970   Reunion West Community Development District, Florida, Special      5/12 at 101.00           N/R           427,062
                     Assessment Bonds, Series 2004, 6.250%, 5/01/36
          3,800   South Miami Health Facilities Authority, Florida, Revenue          8/17 at 100.00           AA-         3,241,476
                     Bonds, Baptist Health Systems of South Florida, Trust
                     1030, 13.222%, 8/15/37 (IF)

                                                           Nuveen Investments 77

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         6,000   Split Pine Community Development District, Florida, Special        5/17 at 100.00           N/R   $     3,649,380
                     Assessment Bonds, Series 2007A, 5.250%, 5/01/39
          4,345   Stoneybrook Venice Community Development District, Florida,        5/18 at 100.00           N/R         3,944,956
                     Capital Improvement Revenue Bonds, Series 2007, 6.750%,
                     5/01/38
          3,450   Tolomato Community Development District, Florida, Special          5/14 at 101.00           N/R         2,219,420
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37
          2,000   Westchester Community Development District 1, Florida,             5/13 at 101.00           N/R         1,397,480
                     Special Assessment Bonds, Series 2003, 6.125%, 5/01/35
------------------------------------------------------------------------------------------------------------------------------------
         36,475   Total Florida                                                                                          27,832,920
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.8% (0.7% OF TOTAL INVESTMENTS)
            845   Effingham County Development Authority, Georgia, Solid Waste       7/10 at 100.00           BB-           782,757
                     Disposal Revenue Bonds, Ft. James Project, Series 1998,
                     5.625%, 7/01/18 (Alternative Minimum Tax) (4)
          1,000   Fulton County Residential Care Facilities Authority, Georgia,      7/17 at 100.00           N/R           651,480
                     Revenue Bonds, Elderly Care, Lenbrook Square Project,
                     Series 2006A, 5.125%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------
          1,845   Total Georgia                                                                                           1,434,237
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.1% (8.7% OF TOTAL INVESTMENTS)
          1,100   Hillside, Cook County, Illinois, Senior Lien Tax Increment         1/18 at 102.00           N/R           951,203
                     Revenue Bonds, Mannheim Redevelopment Project, Series
                     2008, 7.000%, 1/01/28
          5,620   Illinois Finance Authority, Charter School Revenue Bonds,            No Opt. Call           BBB         4,701,523
                     Chicago Charter School Foundation, Series 2007, 5.000%,
                     12/01/36
          1,900   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00          BBB+         2,137,272
                     Series 2009A, 7.750%, 8/15/34
          1,500   Illinois Finance Authority, Revenue Bonds, Roosevelt               4/17 at 100.00          Baa2         1,418,880
                     University, Series 2007, 5.500%, 4/01/37
          2,000   Illinois Finance Authority, Revenue Bonds, Silver Cross            8/19 at 100.00           BBB         2,102,220
                     Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38
          2,000   Lombard Public Facilities Corporation, Illinois, First Tier        1/16 at 100.00            B+         1,305,320
                     Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                     5.500%, 1/01/36 - ACA Insured
                  Southwestern Illinois Development Authority, Illinois, Saint
                  Clair County Comprehensive Mental Health Center, Series
                  2007:
          1,295      6.200%, 6/01/17                                                   No Opt. Call           N/R         1,244,262
          3,020      6.625%, 6/01/37                                                 6/17 at 103.00           N/R         2,698,581
          1,000   Southwestern Illinois Development Authority, Local Government      3/14 at 100.00           N/R           995,530
                     Program Revenue Bonds, Granite City Project, Series 2009B,
                     7.750%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
         19,435   Total Illinois                                                                                         17,554,791
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.2% (2.8% OF TOTAL INVESTMENTS)
          3,000   Hospital Authority of Delaware County, Indiana, Hospital           8/16 at 100.00          Baa3         2,477,760
                     Revenue Bonds, Cardinal Health System, Series 2006,
                     5.125%, 8/01/29
          1,600   Indiana Bond Bank, Special Program Gas Revenue Bonds, JP             No Opt. Call           Aa3         1,686,512
                     Morgan Ventures Energy Corporation Guaranteed, Series
                     2007A, 15.229%, 10/15/20 (IF)
                  Vigo County, Indiana, Hospital Authority, Union Hospital,
                  Revenue Bonds, Series 2007:
            250      5.700%, 9/01/37                                                 9/17 at 100.00           N/R           196,498
          1,625      5.800%, 9/01/47                                                 9/17 at 100.00           N/R         1,254,776
------------------------------------------------------------------------------------------------------------------------------------
          6,475   Total Indiana                                                                                           5,615,546
------------------------------------------------------------------------------------------------------------------------------------

78 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 4.2% (3.6% OF TOTAL INVESTMENTS)
$         3,500   Louisiana Local Government Environmental Facilities &             11/17 at 100.00            BB   $     3,377,465
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
          4,000   Louisiana Local Government Environmental Facilities and           12/17 at 100.00           N/R         2,961,480
                     Community Development Authority, Revenue Bonds, Southgate
                     Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37
          1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB           905,050
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
          8,500   Total Louisiana                                                                                         7,243,995
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
             90   Boston Industrial Development Financing Authority,                 9/12 at 102.00          Caa1            58,284
                     Massachusetts, Senior Revenue Bonds, Crosstown Center
                     Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 1.3% (1.2% OF TOTAL INVESTMENTS)
          1,000   Garden City Hospital Finance Authority, Michigan, Revenue          8/17 at 100.00           N/R           644,330
                     Bonds, Garden City Hospital Obligated Group, Series 2007A,
                     4.875%, 8/15/27
          1,750   Michigan Public Educational Facilities Authority, Charter         12/17 at 100.00           N/R         1,407,385
                     School Revenue Bonds, American Montessori Academy, Series
                     2007, 6.500%, 12/01/37
             20   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           Ba3            16,715
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1998A, 5.250%, 8/15/23
            325   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           BB-           255,109
                     Refunding Bonds, Detroit Medical Center Obligated Group,
                     Series 1997A, 5.250%, 8/15/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,095   Total Michigan                                                                                          2,323,539
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.5% (1.3% OF TOTAL INVESTMENTS)
          3,000   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00           BB+         2,675,460
                     Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                     11/15/35
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.6% (2.2% OF TOTAL INVESTMENTS)
          1,000   Hanley Road Corridor Transportation Development District,         10/19 at 100.00            A-         1,010,800
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Series 2009, 5.875%, 10/01/36
          1,000   Missouri Development Finance Board. Infrastructure Facilities      4/14 at 100.00            A+         1,018,820
                     Revenue Bonds, City of Independence, Missouri - Events
                     Center Project, Series 2009F, 6.250%, 4/01/38
             40   Saint Louis Industrial Development Authority, Missouri, Saint     12/10 at 102.00            Ca            14,036
                     Louis Convention Center Headquarters Hotel Project, Series
                     2000A, 7.000%, 12/15/15 (Alternative Minimum Tax) (5)
          1,000   Saint Louis, Missouri, Orpheum Theater Community Improvement         No Opt. Call           N/R           995,250
                     District, Property and Sales Tax Revenue Bonds, Series
                     2009, 9.000%, 3/01/29
          1,953   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,      3/10 at 100.00           N/R         1,442,154
                     Fashion Square Redevelopment Project, Series 2008A,
                     6.300%, 8/22/26
------------------------------------------------------------------------------------------------------------------------------------
          4,993   Total Missouri                                                                                          4,481,060
------------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 0.3% (0.3% OF TOTAL INVESTMENTS)
            715   Montana Board of Investments, Resource Recovery Revenue              No Opt. Call           N/R           599,127
                     Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
                     12/31/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 1.4% (1.3% OF TOTAL INVESTMENTS)
             55   Clark County, Nevada, Industrial Development Revenue Bonds,        1/10 at 100.00           BB+            52,207
                     Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                     (Alternative Minimum Tax)
                  Director of Nevada State Department of Business and Industry,
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000:
          1,200      5.625%, 1/01/32 - AMBAC Insured                                 1/10 at 102.00          Caa2           246,012
          1,200      5.375%, 1/01/40 - AMBAC Insured                                 1/10 at 100.00          Caa2           246,012
                  Sparks Tourism Improvement District 1, Legends at Sparks
                  Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
          1,000      6.500%, 6/15/20                                                 6/18 at 100.00           Ba2         1,005,140
          1,000      6.750%, 6/15/28                                                 6/18 at 100.00           Ba2           970,050
------------------------------------------------------------------------------------------------------------------------------------
          4,455   Total Nevada                                                                                            2,519,421
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 79

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.5% (0.5% OF TOTAL INVESTMENTS)
$         1,000   New Hampshire Business Finance Authority, Solid Waste              5/16 at 101.00           BBB   $       951,450
                     Disposal Revenue Bonds, Waste Management Inc. Project,
                     Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 4.5% (3.9% OF TOTAL INVESTMENTS)
                  New Jersey Economic Development Authority, Special Facilities
                  Revenue Bonds, Continental Airlines Inc., Series 1999:
          3,000      6.250%, 9/15/19 (Alternative Minimum Tax)                       9/11 at 100.00             B         2,716,110
             55      6.400%, 9/15/23 (Alternative Minimum Tax)                       3/10 at 101.00             B            49,265
            240      6.250%, 9/15/29 (Alternative Minimum Tax)                       3/10 at 101.00             B           206,366
             25   New Jersey Economic Development Authority, Special Facilities     11/10 at 101.00             B            23,362
                     Revenue Bonds, Continental Airlines Inc., Series 2000,
                     7.000%, 11/15/30 (Alternative Minimum Tax)
          3,200   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00          Baa2         3,121,856
                     Jersey, Revenue Bonds, Saint Peters University Hospital,
                     Series 2007, 5.750%, 7/01/37
          1,000   New Jersey Health Care Facilities Financing Authority,               No Opt. Call          BBB-         1,025,010
                     Revenue Bonds, Saint Joseph's Healthcare System Obligated
                     Group Issue, Series 2008, 6.000%, 7/01/18
            700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,        1/19 at 100.00            A+           733,684
                     5.250%, 1/01/40
------------------------------------------------------------------------------------------------------------------------------------
          8,220   Total New Jersey                                                                                        7,875,653
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.2% (0.2% OF TOTAL INVESTMENTS)
            500   Montecito Estates Public Improvement District, New Mexico,        10/17 at 100.00           N/R           368,070
                     Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.4% (1.2% OF TOTAL INVESTMENTS)
          1,000   New York City Industrial Development Agency, New York,             8/18 at 100.00            B-           966,560
                     American Airlines-JFK International Airport Special
                     Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25
                     (Mandatory put 8/01/16) (Alternative Minimum Tax)
          1,030   New York City Industrial Development Agency, New York, Civic       7/16 at 101.00           N/R           896,852
                     Facility Revenue Bonds, Special Needs Facilities Pooled
                     Program, Series 2008A-1, 5.800%, 7/01/23
            700   Seneca Nation of Indians Capital Improvements Authority, New         No Opt. Call            BB           654,633
                     York, Special Obligation Bonds, Series 2007A, 5.250%,
                     12/01/16
------------------------------------------------------------------------------------------------------------------------------------
          2,730   Total New York                                                                                          2,518,045
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 3.1% (2.6% OF TOTAL INVESTMENTS)
          1,970   Albemarle Hospital Authority, North Carolina, Health Care         10/17 at 100.00           N/R         1,478,682
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
          1,260   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00           AA-         1,123,996
                     Carolinas HealthCare System Revenue Bonds, Series 2008,
                     Trust 1149-3, 13.204%, 1/15/47 (IF)
                  North Carolina Capital Facilities Financing Agency,
                  Educational Facilities Revenue Bond, Meredith College, Series
                  2008A:
          1,740      6.000%, 6/01/31                                                 6/18 at 100.00           BBB         1,746,142
          1,000      6.125%, 6/01/35                                                 6/18 at 100.00           BBB           995,450
------------------------------------------------------------------------------------------------------------------------------------
          5,970   Total North Carolina                                                                                    5,344,270
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 2.9% (2.5% OF TOTAL INVESTMENTS)
          4,845   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/17 at 100.00           BBB         3,589,757
                     Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                     2007A-2, 5.875%, 6/01/47
          2,000   Western Reserve Port Authority, Ohio, Solid Waste Facility         7/17 at 102.00           N/R         1,524,020
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,845   Total Ohio                                                                                              5,113,777
------------------------------------------------------------------------------------------------------------------------------------

80 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)
$           165   Oklahoma Development Finance Authority, Revenue Bonds, Saint       2/17 at 100.00             A   $       155,673
                     John Health System, Series 2007, 5.000%, 2/15/42
             45   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,           12/09 at 100.00            B-            38,327
                     American Airlines Inc., Series 1995, 6.250%, 6/01/20
            500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           No Opt. Call          Caa2           477,665
                     Bonds, American Airlines Inc., Series 2004A, 7.750%,
                     6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------------
            710   Total Oklahoma                                                                                            671,665
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.1% (0.1% OF TOTAL INVESTMENTS)
             25   Oregon, Economic Development Revenue Bonds, Georgia Pacific        2/10 at 100.00           BB-            24,236
                     Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative
                     Minimum Tax) (4)
            125   Oregon, Economic Development Revenue Refunding Bonds, Georgia     12/09 at 100.00            B2           112,118
                     Pacific Corp., Series 1997-183, 5.700%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
            150   Total Oregon                                                                                              136,354
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.8% (1.5% OF TOTAL INVESTMENTS)
          1,010   Chester County Industrial Development Authority,                  12/17 at 100.00           BB+           852,309
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37
          1,450   Lancaster County Hospital Authority, Pennsylvania, Revenue         7/17 at 100.00           N/R         1,303,666
                     Bonds, Brethren Village Project, Series 2008A, 6.500%,
                     7/01/40
          1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage        4/19 at 100.00           AA+           966,460
                     Revenue Bonds, Tender Option Bond Trust 4657, 15.852%,
                     10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          3,460   Total Pennsylvania                                                                                      3,122,435
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 0.0% (0.0% OF TOTAL INVESTMENTS)
             20   Puerto Rico Ports Authority, Special Facilities Revenue           12/09 at 100.00          CCC+            14,624
                     Bonds, American Airlines Inc., Series 1996A, 6.250%,
                     6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)
            500   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB           454,445
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 2.5% (2.2% OF TOTAL INVESTMENTS)
          1,100   Georgetown County, South Carolina, Environmental Improvement       8/11 at 100.00           BBB           933,306
                     Revenue Bonds, International Paper Company, Series 2006A,
                     5.000%, 8/01/30 (Alternative Minimum Tax)
          3,477   Lancaster County, South Carolina, Special Assessment Bonds,          No Opt. Call           N/R         3,434,302
                     Edgewater II Improvement District, Series 2007B, 7.700%,
                     11/01/17
------------------------------------------------------------------------------------------------------------------------------------
          4,577   Total South Carolina                                                                                    4,367,608
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 3.0% (2.6% OF TOTAL INVESTMENTS)
          2,000   Sullivan County Health Educational and Housing Facilities          3/13 at 100.00           N/R         1,719,860
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 5.440%, 9/01/32
                  Sumner County Health, Educational, and Housing Facilities
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007:
          1,500      5.500%, 11/01/37                                               11/17 at 100.00           N/R           570,150
          1,000      5.500%, 11/01/46                                               11/17 at 100.00           N/R           380,100
          2,761   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call           N/R         2,593,545
                     Bonds, Series 2006B, 5.625%, 9/01/26
------------------------------------------------------------------------------------------------------------------------------------
          7,261   Total Tennessee                                                                                         5,263,655
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 81

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 12.0% (10.3% OF TOTAL INVESTMENTS)
                  Alliance Airport Authority, Texas, Special Facilities Revenue
                  Bonds, American Airlines Inc., Series 2007:
$         1,000      5.250%, 12/01/29 (Alternative Minimum Tax)                     12/12 at 100.00          CCC+   $       597,650
          1,000      5.750%, 12/01/29 (Alternative Minimum Tax)                     12/10 at 100.00          CCC+           640,900
            440   Brazos River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC           396,717
                     Refunding Bonds, TXU Electric Company, Series 2001C,
                     5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
          2,100   Clifton Higher Education Finance Corporation, Texas,                 No Opt. Call          BBB-         2,411,934
                     Education Revenue Bonds, Tejano Center for Community
                     Concerns, Inc.-Raul Yzaguirre School for Success,
                     Refunding Series 2009A, 8.750%, 2/15/28
          3,000   Danbury Higher Education Authority Inc., Texas, Golden Rule        2/18 at 100.00           BB+         2,585,130
                     Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38
            995   Hidalgo Willacy Housing Finance Corporation, Texas,                1/14 at 102.00           N/R           930,713
                     Multifamily Housing Revenue Bonds, Heritage Square
                     Apartments Project, Series 2003A, 7.000%, 1/01/39
          1,330   La Vernia Higher Education Financing Corporation, Texas,           2/16 at 100.00           N/R         1,103,408
                     Education Revenue Bonds, Amigos Por Vida Friends For Life
                     Public Charter School, Series 2008, 6.375%, 2/15/37
            335   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00            A3           338,886
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38
            110   Sabine River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC            99,179
                     Bonds, TXU Energy Company LLC Project, Series 2001B,
                     5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
            385   Sabine River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC           347,128
                     Refunding Bonds, TXU Electric Company, Series 2001A,
                     5.500%, 5/01/22 (Mandatory put 11/01/11)
          3,000   Sabine River Authority, Texas, Pollution Control Revenue           8/13 at 101.00           CCC         1,558,200
                     Refunding Bonds, TXU Energy Company LLC Project, Series
                     2003B, 6.150%, 8/01/22
          4,255   Tarrant County Cultural and Educational Facilities Finance         2/17 at 100.00           AA-         3,847,456
                     Corporation, Texas, Revenue Bonds, Texas Health Resources
                     Project, Trust 1031, 12.000%, 2/15/36 (IF)
            500   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call             A           520,970
                     Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%,
                     12/15/26
          1,000   Texas Public Finance Authority, Charter School Revenue Bonds,     12/14 at 100.00            BB           913,400
                     School of Excellence Charter School, Series 2004A, 7.000%,
                     12/01/34
          5,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central        8/12 at 100.00          BBB+         4,558,400
                     Texas Turnpike System, Series 2002A, 5.000%, 8/15/42 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         24,450   Total Texas                                                                                            20,850,071
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 3.7% (3.2% OF TOTAL INVESTMENTS)
                  Utah State Charter School Finance Authority, Noah Webster
                  Academy Revenue Bonds, Series:
            500      6.250%, 6/15/28                                                 6/17 at 100.00           N/R           437,760
          1,430      6.500%, 6/15/38                                                 6/17 at 100.00           N/R         1,226,797
          5,550   Utah State Charter School Finance Authority, Revenue Bonds,       12/17 at 100.00          BBB-         4,779,383
                     Summit Academy Project, Series 2007A, 5.800%, 6/15/38
------------------------------------------------------------------------------------------------------------------------------------
          7,480   Total Utah                                                                                              6,443,940
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 1.2% (1.0% OF TOTAL INVESTMENTS)
          1,000   Virgin Islands Public Finance Authority, Revenue Bonds,            1/14 at 100.00           BBB         1,018,070
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
          1,000   Virgin Islands, Senior Secured Revenue Bonds, Government           1/13 at 100.00           BBB         1,016,430
                     Refinery Facilities - Hovensa LLC Coker, Series 2002,
                     6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,000   Total Virgin Islands                                                                                    2,034,500
------------------------------------------------------------------------------------------------------------------------------------

82 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.6% (0.5% OF TOTAL INVESTMENTS)
$            50   Goochland County Industrial Development Authority, Virginia,      12/09 at 100.50            B2   $        44,605
                     Industrial Development Revenue Refunding Bonds, Nekoosa
                     Packaging Corporation Project, Series 1998, 5.650%,
                     12/01/25 (Alternative Minimum Tax) (4)
          1,000   Virginia Small Business Financing Authority Revenue Bonds          7/14 at 102.00           N/R         1,034,070
                     (Hampton Roads Proton Beam Therapy Institute at Hampton
                     University, LLC Project), Series 2009, 9.000%, 7/01/39
------------------------------------------------------------------------------------------------------------------------------------
          1,050   Total Virginia                                                                                          1,078,675
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 6.6% (5.7% OF TOTAL INVESTMENTS)
          2,415   FYI Properties, Washington, Lease Revenue Bonds, Washington        6/19 at 100.00            AA         2,959,727
                     State Department of Information Services Project, Tender
                     Option Bond Trust 2009-14A&B, 19.210%, 6/01/34 (IF)
          3,500   Kalispel Indian Tribe, Washington, Priority Distribution             No Opt. Call           N/R         2,916,865
                     Bonds, Series 2008, 6.750%, 1/01/38
          7,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R         5,600,630
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
         12,915   Total Washington                                                                                       11,477,222
------------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 0.3% (0.3% OF TOTAL INVESTMENTS)
            740   Ohio County Commission, West Virginia, Special District            3/16 at 100.00           N/R           583,638
                     Excise Tax Revenue Bonds, Fort Henry Economic Development,
                     Series 2006B, 5.625%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 1.4% (1.2% OF TOTAL INVESTMENTS)
             30   Green Bay Redevelopment Authority, Wisconsin, Industrial             No Opt. Call           N/R            27,588
                     Development Revenue Bonds, Fort James Project, Series
                     1999, 5.600%, 5/01/19 (Alternative Minimum Tax)
            360   Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa         No Opt. Call            B2           345,088
                     Paper Inc. Project, Series 1999B, 5.500%, 7/01/15
          1,000   Wisconsin Health and Educational Facilities Authority,             2/12 at 101.00            A+           872,199
                     Revenue Bonds, Ministry Healthcare Inc., Tender option
                     Bond Trust 3114, 15.795%, 2/15/32 - NPFG Insured (IF)
            500   Wisconsin Health and Educational Facilities Authority,             8/16 at 100.00          BBB+           204,870
                     Revenue Bonds, Wheaton Franciscan Health, Trust 2113,
                     14.394%, 8/15/34 (IF)
          2,250   Wisconsin Health and Educational Facilities Authority,             8/16 at 100.00          BBB+           921,915
                     Revenue Bonds, Wheaton Franciscan Healthcare System,
                     Series 2006, Trust 2187, 14.394%, 8/15/34 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          4,140   Total Wisconsin                                                                                         2,371,660
------------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 1.1% (0.9% OF TOTAL INVESTMENTS)
          2,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue          12/15 at 100.00          BBB+         1,880,060
                     Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$       241,061   Total Investments (cost $220,384,592) - 115.8%                                                        201,838,256
===============---------------------------------------------------------------------------------------------------------------------
                  Borrowings - (20.1)% (6)                                                                              (35,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.3%                                                                    7,514,442
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   174,352,698
                  ==================================================================================================================

                                                           Nuveen Investments 83

    | Portfolio of Investments October 31, 2009

Investments in Derivatives

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2009:

                                          FUND                                    FIXED RATE                            UNREALIZED
                        NOTIONAL   PAY/RECEIVE     FLOATING RATE  FIXED RATE         PAYMENT  EFFECTIVE TERMINATION   APPRECIATION
COUNTERPARTY              AMOUNT FLOATING RATE             INDEX (ANNUALIZED)      FREQUENCY   DATE (7)        DATE  (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan             $ 6,000,000       Receive 3-Month USD-LIBOR       3.413%  Semi-Annually    4/09/10     4/09/39  $    852,000
Royal Bank of Canada   3,000,000       Receive 3-Month USD-LIBOR       3.327   Semi-Annually    4/23/10     4/23/39       472,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $  1,324,800
==================================================================================================================================

FUTURES CONTRACTS AT OCTOBER 31, 2009:

                                                                           VALUE AT         UNREALIZED
                               CONTRACT     NUMBER OF     CONTRACT      OCTOBER 31,       APPRECIATION
TYPE                           POSITION     CONTRACTS   EXPIRATION             2009      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
U.S. Treasury 30-Year Bond        Short           (87)       12/09     $(10,453,594)         $ (81,784)
=======================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)       Borrowings as a percentage of Total Investments is 17.3%.

(7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R       Not rated.

(IF)      Inverse floating rate investment.

USD-LIBOR United States Dollar-London Inter-Bank Offered Rate.

                                 See accompanying notes to financial statements.

84 Nuveen Investments

| Statement of
| Assets & Liabilities October 31, 2009

                                                                                  INVESTMENT             SELECT            QUALITY
                                                                                     QUALITY            QUALITY             INCOME
                                                                                        (NQM)              (NQS)              (NQU)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $789,781,632, $729,435,281 and $1,178,627,349,
   respectively)                                                             $   798,173,885    $   730,919,102    $ 1,206,346,732
Cash                                                                               7,678,117                 --                 --
Deposits with brokers for open futures contracts                                          --                 --                 --
Unrealized appreciation on forward swaps                                                  --                 --                 --
Receivables:
   Interest                                                                       12,786,477         11,885,496         19,220,963
   Investments sold                                                                3,535,220         19,314,750          7,564,939
Other assets                                                                         163,355            161,605            238,945
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               822,337,054        762,280,953      1,233,371,579
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                                                                --                 --                 --
Cash overdraft                                                                            --          4,847,800            326,520
Floating rate obligations                                                         93,377,000         18,540,000         66,620,000
Unrealized depreciation on forward swaps                                                  --                 --                 --
Payables:
   Investments purchased                                                           4,148,078          3,422,577                 --
   Common share dividends                                                          2,203,429          2,265,723          3,504,258
   Preferred share dividends                                                          10,028             12,186             17,027
   Variation margin on futures contracts                                                  --                 --                 --
Accrued expenses:
   Interest on borrowings                                                                 --                 --                 --
   Management fees                                                                   431,008            400,852            635,640
   Shelf offering costs                                                                   --                 --                 --
   Other                                                                             557,291            283,505            411,198
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                          100,726,834         29,772,643         71,514,643
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                           210,700,000        251,275,000        386,875,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                       $   510,910,220    $   481,233,310    $   774,981,936
===================================================================================================================================
Common shares outstanding                                                         35,820,767         34,028,031         54,219,374
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                   $         14.26    $         14.14    $         14.29
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
===================================================================================================================================
Common shares, $.01 par value per share                                      $       358,208    $       340,280    $       542,194
Paid-in surplus                                                                  500,074,515        474,068,165        755,208,196
Undistributed (Over-distribution of) net investment income                         5,658,233          5,785,986          9,681,121
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                                   (3,572,989)          (444,942)       (18,168,958)
Net unrealized appreciation (depreciation) of investments and derivative
   transactions                                                                    8,392,253          1,483,821         27,719,383
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                       $   510,910,220    $   481,233,310    $   774,981,936
===================================================================================================================================
Authorized shares:
   Common                                                                        200,000,000        200,000,000        200,000,000
   Preferred                                                                       1,000,000          1,000,000          1,000,000
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of
| Assets & Liabilities (continued) October 31, 2009

                                                                                          PREMIER      HIGH INCOME      HIGH INCOME
                                                                                           INCOME      OPPORTUNITY    OPPORTUNITY 2
                                                                                             (NPF)            (NMZ)            (NMD)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $443,998,590, $408,338,760 and $220,384,592,
   respectively)                                                                    $ 455,370,566    $ 387,195,132    $ 201,838,256
Cash                                                                                    1,467,630        1,764,227        1,774,855
Deposits with brokers for open futures contracts                                               --               --          278,400
Unrealized appreciation on forward swaps                                                       --        1,182,800        1,324,800
Receivables:
   Interest                                                                             7,009,358        9,314,335        5,614,413
   Investments sold                                                                       479,554          257,170           10,000
Other assets                                                                              122,233          101,340           24,468
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    464,449,341      399,815,004      210,865,192
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                                                                     --               --       35,000,000
Cash overdraft                                                                                 --               --               --
Floating rate obligations                                                              60,373,400       10,300,000               --
Unrealized depreciation on forward swaps                                                       --          888,000               --
Payables:
   Investments purchased                                                                       --        2,229,426               --
   Common share dividends                                                               1,157,345        2,093,831        1,148,506
   Preferred share dividends                                                                4,860            9,724              N/A
   Variation margin on futures contracts                                                       --               --          127,781
Accrued expenses:
   Interest                                                                                    --               --            1,501
   Management fees                                                                        238,081          162,338          171,152
   Shelf offering costs                                                                        --           30,089               --
   Other                                                                                  154,532          138,227           63,554
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                61,928,218       15,851,635       36,512,494
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                126,850,000       95,000,000              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $ 275,671,123    $ 288,963,369    $ 174,352,698
====================================================================================================================================
Common shares outstanding                                                              19,888,518       25,848,387       16,028,190
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                             $       13.86    $       11.18    $       10.88
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
====================================================================================================================================
Common shares, $.01 par value per share                                             $     198,885    $     258,484    $     160,282
Paid-in surplus                                                                       276,697,009      359,634,158      228,032,318
Undistributed (Over-distribution of) net investment income                              2,573,495        1,114,843          816,777
Accumulated net realized gain (loss) from investments and derivative transactions     (15,170,242)     (51,195,288)     (37,353,359)
Net unrealized appreciation (depreciation) of investments and derivative
   transactions                                                                        11,371,976      (20,848,828)     (17,303,320)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $ 275,671,123    $ 288,963,369    $ 174,352,698
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000        Unlimited        Unlimited
   Preferred                                                                            1,000,000        Unlimited        Unlimited
====================================================================================================================================

N/A -- High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2009.

                                 See accompanying notes to financial statements.

86 Nuveen Investments

| Statement of
| Operations Year Ended October 31, 2009

                                                                          INVESTMENT           SELECT          QUALITY
                                                                             QUALITY          QUALITY           INCOME
                                                                                (NQM)            (NQS)            (NQU)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $  42,770,796    $  43,596,144    $  66,024,737
-----------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                            4,568,922        4,423,495        7,113,191
Preferred shares - auction fees                                              439,950          520,349          811,018
Preferred shares - dividend disbursing agent fees                             50,000           50,000           60,000
Shareholders' servicing agent fees and expenses                               46,977           41,793           68,987
Interest expense                                                             807,587          154,692          587,539
Custodian's fees and expenses                                                133,368          132,354          220,466
Directors'/Trustees' fees and expenses                                        22,124           22,352           36,211
Professional fees                                                             58,718           57,110           86,196
Shareholders' reports - printing and mailing expenses                        129,309          128,842          202,314
Stock exchange listing fees                                                   12,322           11,730           18,596
Investor relations expense                                                    45,126           45,004           70,981
Shelf offering expenses                                                           --               --               --
Other expenses                                                                48,215           48,046           62,449
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       6,362,618        5,635,767        9,337,948
   Custodian fee credit                                                      (26,048)         (28,758)         (21,574)
   Expense reimbursement                                                          --               --               --
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                               6,336,570        5,607,009        9,316,374
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                     36,434,226       37,989,135       56,708,363
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                            (3,071,534)         838,871       (8,583,481)
   Forward swaps                                                                  --               --               --
   Futures                                                                        --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            71,805,746       64,648,767       85,907,477
   Forward swaps                                                                  --               --               --
   Futures                                                                        --               --               --
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   68,734,212       65,487,638       77,323,996
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                (1,535,175)      (2,102,870)      (3,267,537)
From accumulated net realized gains                                         (401,006)              --               --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                (1,936,181)      (2,102,870)      (3,267,537)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                              $ 103,232,257    $ 101,373,903    $ 130,764,822
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Statement of
| Operations (continued) October 31, 2009

                                                                            PREMIER     HIGH INCOME      HIGH INCOME
                                                                             INCOME     OPPORTUNITY    OPPORTUNITY 2
                                                                               (NPF)           (NMZ)            (NMD)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $ 22,852,793    $ 28,631,846    $  16,806,224
---------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                           2,530,021       2,459,101        1,520,827
Preferred shares - auction fees                                             251,995         207,657              N/A
Preferred shares - dividend disbursing agent fees                            30,000          29,986              N/A
Shareholders' servicing agent fees and expenses                              25,384           2,396              357
Interest expense                                                            556,256          76,719          371,375
Custodian's fees and expenses                                                77,635          86,031           50,004
Directors'/Trustees' fees and expenses                                       12,185          10,773            5,687
Professional fees                                                            36,791         327,071           54,616
Shareholders' reports - printing and mailing expenses                        80,632          87,569           37,763
Stock exchange listing fees                                                   9,215           3,358           14,584
Investor relations expense                                                   24,901          25,549               --
Shelf offering expenses                                                          --         190,495               --
Other expenses                                                               36,342          28,059          122,050
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      3,671,357       3,534,764        2,177,263
   Custodian fee credit                                                     (14,154)         (1,321)            (147)
   Expense reimbursement                                                         --        (826,108)              --
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                              3,657,203       2,707,335        2,177,116
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                    19,195,590      25,924,511       14,629,108
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                           (7,068,813)    (32,716,070)     (30,433,348)
   Forward swaps                                                         (4,125,000)             --               --
   Futures                                                                       --      (4,745,444)      (1,952,740)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                           47,005,036      77,003,728       60,267,241
   Forward swaps                                                          3,882,335         294,800        1,324,800
   Futures                                                                       --      (1,213,249)        (551,429)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  39,693,558      38,623,765       28,654,524
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                               (1,007,804)       (992,448)             N/A
From accumulated net realized gains                                              --              --              N/A
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                               (1,007,804)       (992,448)             N/A
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                              $ 57,881,344    $ 63,555,828    $  43,283,632
=====================================================================================================================

N/A -- High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2009.

                                 See accompanying notes to financial statements.

88 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                                       INVESTMENT QUALITY (NQM)             SELECT QUALITY (NQS)
                                                                    ------------------------------    -----------------------------
                                                                             YEAR             YEAR             YEAR            YEAR
                                                                            ENDED            ENDED            ENDED           ENDED
                                                                         10/31/09         10/31/08         10/31/09        10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  36,434,226    $  36,319,392    $  37,989,135   $  36,616,331
Net realized gain (loss) from:
   Investments                                                         (3,071,534)       1,970,511          838,871        (525,514)
   Forward swaps                                                               --               --               --              --
   Futures                                                                     --               --               --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         71,805,746     (102,361,574)      64,648,767    (101,745,781)
   Forward swaps                                                               --               --               --              --
   Futures                                                                     --               --               --              --
Distributions to Preferred Shareholders:
   From net investment income                                          (1,535,175)     (10,309,882)      (2,102,870)    (10,295,198)
   From accumulated net realized gains                                   (401,006)              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                   103,232,257      (74,381,553)     101,373,903     (75,950,162)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (27,621,403)     (27,513,935)     (28,847,903)    (27,346,151)
From accumulated net realized gains                                    (1,071,041)              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (28,692,444)     (27,513,935)     (28,847,903)    (27,346,151)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs                         --               --               --              --
   Proceeds from shelf offering, net of offering costs                         --               --               --              --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                            --               --          165,835         167,321
   Repurchased                                                                 --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                      --               --          165,835         167,321
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      74,539,813     (101,895,488)      72,691,835    (103,128,992)
Net assets applicable to Common shares at the beginning of period     436,370,407      538,265,895      408,541,475     511,670,467
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $ 510,910,220    $ 436,370,407    $ 481,233,310   $ 408,541,475
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $   5,658,233    $  (1,608,899)   $   5,785,986   $    (982,059)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

| Statement of
| Changes in Net Assets (continued)

                                                                          QUALITY INCOME (NQU)             PREMIER INCOME (NPF)
                                                                    ------------------------------    -----------------------------
                                                                             YEAR             YEAR             YEAR            YEAR
                                                                            ENDED            ENDED            ENDED           ENDED
                                                                         10/31/09         10/31/08         10/31/09        10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  56,708,363    $  56,052,360    $  19,195,590   $  18,713,212
Net realized gain (loss) from:
   Investments                                                         (8,583,481)       2,043,801       (7,068,813)     (3,335,364)
   Forward swaps                                                               --               --       (4,125,000)       (247,000)
   Futures                                                                     --               --               --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         85,907,477     (124,593,451)      47,005,036     (53,822,222)
   Forward swaps                                                               --               --        3,882,335      (4,012,094)
   Futures                                                                     --               --               --              --
Distributions to Preferred Shareholders:
   From net investment income                                          (3,267,537)     (16,361,736)      (1,007,804)     (5,664,126)
   From accumulated net realized gains                                         --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                   130,764,822      (82,859,026)      57,881,344     (48,367,594)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (43,375,504)     (39,634,364)     (14,562,011)    (13,435,852)
From accumulated net realized gains                                            --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (43,375,504)     (39,634,364)     (14,562,011)    (13,435,852)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs                         --               --               --              --
   Proceeds from shelf offering, net of offering costs                         --               --               --              --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                            --               --               --              --
   Repurchased                                                                 --               --         (165,375)        (57,215)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                      --               --         (165,375)        (57,215)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      87,389,318     (122,493,390)      43,153,958     (61,860,661)
Net assets applicable to Common shares at the beginning of period     687,592,618      810,086,008      232,517,165     294,377,826
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $ 774,981,936    $ 687,592,618    $ 275,671,123   $ 232,517,165
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $   9,681,121    $    (369,085)   $   2,573,495   $  (1,037,332)
====================================================================================================================================

90 Nuveen Investments

                                                                             HIGH INCOME                       HIGH INCOME
                                                                          OPPORTUNITY (NMZ)                OPPORTUNITY 2 (NMD)
                                                                    -----------------------------   --------------------------------
                                                                                                                     FOR THE PERIOD
                                                                                                                           11/15/07
                                                                             YEAR            YEAR            YEAR     (COMMENCEMENT
                                                                            ENDED           ENDED           ENDED     OF OPERATIONS)
                                                                         10/31/09        10/31/08        10/31/09  THROUGH 10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  25,924,511   $  30,750,774   $  14,629,108  $     14,031,123
Net realized gain (loss) from:
   Investments                                                        (32,716,070)    (13,697,890)    (30,433,348)       (6,437,236)
   Forward swaps                                                               --              --              --                --
   Futures                                                             (4,745,444)       (704,149)     (1,952,740)        1,400,745
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         77,003,728    (122,536,846)     60,267,241       (78,813,577)
   Forward swaps                                                          294,800              --       1,324,800                --
   Futures                                                             (1,213,249)      1,213,249        (551,429)          469,645
Distributions to Preferred Shareholders:
   From net investment income                                            (992,448)     (5,489,754)            N/A               N/A
   From accumulated net realized gains                                         --        (526,498)            N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                    63,555,828    (110,991,114)     43,283,632       (69,349,300)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (25,434,721)    (23,458,428)    (15,314,000)      (12,459,756)
From accumulated net realized gains                                            --      (2,146,329)             --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (25,434,721)    (25,604,757)    (15,314,000)      (12,459,756)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs                         --              --              --       225,146,250
   Proceeds from shelf offering, net of offering costs                 20,102,553       4,544,766              --                --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                       616,836         690,395       1,638,496         1,307,101
   Repurchased                                                                 --              --              --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                              20,719,389       5,235,161       1,638,496       226,453,351
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      58,840,496    (131,360,710)     29,608,128       144,644,295
Net assets applicable to Common shares at the beginning of period     230,122,873     361,483,583     144,744,570           100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $ 288,963,369   $ 230,122,873   $ 174,352,698  $    144,744,570
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $   1,114,843   $   2,005,779   $     816,777  $      1,569,363
====================================================================================================================================

N/A -- High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2009.

See accompanying notes to financial statements.

                                                           Nuveen Investments 91

| Statement of
| Cash Flows Year ended October 31, 2009

                                                                                       INVESTMENT          PREMIER      HIGH INCOME
                                                                                          QUALITY           INCOME    OPPORTUNITY 2
                                                                                             (NQM)            (NPF)            (NMD)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS   $ 103,232,257    $  57,881,344    $  43,283,632
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by
(used in) operating activities:
   Purchases of investments                                                           (72,943,203)     (30,011,606)     (79,985,933)
   Proceeds from sales and maturities of investments                                   59,310,793       32,840,579       98,020,087
   Proceeds from (Purchases of) short-term investments, net                            19,450,000       13,344,500               --
   Proceeds from (Payments for) terminated forward swaps                                       --       (4,125,000)              --
   Proceeds from (Payments for) closed/expired futures contracts                               --               --       (1,952,740)
   Amortization (Accretion) of premiums and discounts, net                             (1,014,064)      (3,164,065)        (428,297)
   (Increase) Decrease in receivable for interest                                        (370,746)        (233,493)         817,111
   (Increase) Decrease in receivable for investments sold                              (3,525,220)         (69,832)           5,000
   (Increase) Decrease in receivable for variation margin on futures contracts                 --               --          128,250
   (Increase) Decrease in other assets                                                    (82,481)         (67,513)          59,879
   Increase (Decrease) in payable for investments purchased                              (381,337)              --               --
   Increase (Decrease) in payable for Preferred share dividends                           (52,785)         (20,547)              --
   Increase (Decrease) in payable for variation margin on futures contracts                    --               --          127,781
   Increase (Decrease) in accrued interest on borrowings                                       --               --         (211,414)
   Increase (Decrease) in accrued management fees                                          76,506           45,046           50,762
   Increase (Decrease) in accrued other liabilities                                       349,350          (22,394)          16,445
   Net realized (gain) loss from investments                                            3,071,534        7,068,813       30,433,348
   Net realized (gain) loss from forward swaps                                                 --        4,125,000               --
   Net realized (gain) loss from futures                                                       --               --        1,952,740
   Change in net unrealized (appreciation) depreciation of investments                (71,805,746)     (47,005,036)     (60,267,241)
   Change in net unrealized (appreciation) depreciation of forward swaps                       --       (3,882,335)      (1,324,800)
   Taxes paid on undistributed capital gains                                               (6,567)              --              (88)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                 35,308,291       26,703,461       30,724,522
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in borrowings                                                              --               --       (5,000,000)
Increase (Decrease) in cash overdraft balance                                                  --               --       (9,539,448)
Increase (Decrease) in floating rate obligations                                       13,905,000      (13,776,106)              --
Cash distributions paid to Common shareholders                                        (28,433,475)     (14,413,389)     (13,659,319)
Increase (Decrease) in accrued shelf offering costs                                            --               --         (472,500)
Cost of Common shares repurchased                                                              --         (165,375)              --
Increase (Decrease) in Preferred shares                                               (18,750,000)              --               --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                (33,278,475)     (28,354,870)     (28,671,267)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                         2,029,816       (1,651,409)       2,053,255
Cash and cash equivalents at the beginning of year                                      5,648,301        3,119,039               --
------------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT THE END OF YEAR                                        $   7,678,117    $   1,467,630    $   2,053,255
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $0, $0 and $1,638,496, for Investment Quality
(NQM), Premier Income (NPF) and High Income Opportunity 2 (NMD), respectively.

Cash paid by Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity 2 (NMD) for interest was $807,587, $556,256 and $582,789, respectively.

                                 See accompanying notes to financial statements.

92 Nuveen Investments

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the "Funds"). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange (NYSE) while Common shares of High Income Opportunity (NMZ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Prior to the commencement of operations, High Income Opportunity 2 (NMD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, Investment Quality (NQM), Select Quality (NQS) and High Income Opportunity (NMZ) had outstanding when issued/delayed delivery purchase commitments of $4,148,078, $3,422,577 and $985,299, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

                                                           Nuveen Investments 93

| Notes to
| Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

Although authorized, High Income Opportunity 2 (NMD) has not issue Preferred shares since its commencement of operations on November 17, 2007. The following Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                         INVESTMENT    SELECT   QUALITY   PREMIER   HIGH INCOME
                            QUALITY   QUALITY    INCOME    INCOME   OPPORTUNITY
                               (NQM)     (NQS)     (NQU)     (NPF)         (NMZ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                   1,750     1,801     2,567       769         1,826
   Series T                   1,750     1,801     2,569     2,153           987
   Series W                   1,749     2,522     2,568        --           987
   Series W2                     --        --     1,780        --            --
   Series TH                  1,429     1,405     3,423     2,152            --
   Series F                   1,750     2,522     2,568        --            --
--------------------------------------------------------------------------------
Total                         8,428    10,051    15,475     5,074         3,800
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower then they otherwise would have been. As of October 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

94 Nuveen Investments

                                                                                                                      HIGH
                                                    INVESTMENT         SELECT        QUALITY        PREMIER         INCOME
                                                       QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY
                                                          (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value   $ 90,300,000   $ 27,725,000   $ 65,125,000   $ 38,150,000   $ 60,000,000
===========================================================================================================================

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs (approximately $11,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share of High Income Opportunity Fund 2
(NMD). High Income Opportunity Fund 2's (NMD) share of Common share offering costs ($472,500) were recorded as reductions of the proceeds from the sale of Common shares.

Common Shares Shelf Offering

During the current fiscal year, High Income Opportunity (NMZ) filed a registration statement with the Securities and Exchange Commission (SEC) to issue the remaining 1,900,000 Common shares through its ongoing shelf offering which became effective with the SEC on September 24, 2007, authorizing the Fund to issue up to 2,400,000 Common shares. During the fiscal year ended October 31, 2009, the Fund had issued 1,900,000 Common shares, receiving aggregate offering proceeds of $20,102,553. In addition, the Fund filed another registration statement with the SEC to register an additional 2,600,000 Common shares, which registration statement was not yet effective with the SEC as of October 31, 2009. Under this new equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per Common share.

On October 30, 2009, a registration statement filed by High Income Opportunity 2
(NMD) with the SEC became effective authorizing the Fund to issue 1,600,000 Common shares through a shelf offering, As of October 31, 2009, the Fund had not issued any Common shares through the shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per Common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) in connection with the offering of its additional Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

                                                           Nuveen Investments 95

| Notes to
| Financial Statements (continued)

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At October 31, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                             INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME     HIGH INCOME
                                                QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                   (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts          $       --   $ 18,750,000   $  7,500,000   $  4,955,000   $         --   $  39,495,000
====================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2009, were as follows:

                                                            INVESTMENT         SELECT        QUALITY        PREMIER     HIGH INCOME
                                                               QUALITY        QUALITY         INCOME         INCOME     OPPORTUNITY
                                                                  (NQM)          (NQS)          (NQU)          (NPF)           (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations
   outstanding                                            $ 86,302,630   $ 15,322,890   $ 60,435,668   $ 62,697,030   $  10,300,000
Average annual interest rate and fees                             0.94%          1.01%          0.97%          0.89%           0.74%
====================================================================================================================================

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The following Funds invested in forward swap contracts during the fiscal year ended October 31, 2009.

The average notional amount of forward swap contracts outstanding during the fiscal year ended October 31, 2009, were as follows:

                                                                   PREMIERE    HIGH INCOME     HIGH INCOME
                                                                     INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                                       (NPF)          (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------
Average notional amount of forward swap contracts outstanding   $ 7,200,000*   $ 10,800,00   $   5,400,000
===========================================================================================================

* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in forward swap contracts at the end of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on swap contract activity.

96 Nuveen Investments

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The following Funds invested in futures contracts during the fiscal year ended October 31, 2009.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2009, were as follows:

                                                    HIGH INCOME     HIGH INCOME
                                                    OPPORTUNITY   OPPORTUNITY 2
                                                           (NMZ)           (NMD)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding              56*             46
================================================================================

* The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

                                                           Nuveen Investments 97

| Notes to
| Financial Statements (continued)

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

INVESTMENT QUALITY (NQM)           LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $   798,173,885   $      --   $   798,173,885
===========================================================================================

SELECT QUALITY (NQS)               LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $   730,919,102   $      --   $   730,919,102
===========================================================================================

QUALITY INCOME (NQU)               LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $ 1,206,346,732   $      --   $ 1,206,346,732
===========================================================================================

PREMIER INCOME (NPF)               LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $   454,070,566   $      --   $   454,070,566
   Short-Term Investments               --         1,300,000          --         1,300,000
-------------------------------------------------------------------------------------------
Total                            $      --   $   455,370,566   $      --   $   455,370,566
===========================================================================================

HIGH INCOME OPPORTUNITY (NMZ)      LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $   387,195,132   $      --   $   387,195,132
Derivatives:
   Forward Swaps*                       --           294,800          --           294,800
-------------------------------------------------------------------------------------------
Total                            $      --   $   387,489,932   $      --   $   387,489,932
===========================================================================================

HIGH INCOME OPPORTUNITY 2 (NMD)    LEVEL 1           LEVEL 2     LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $      --   $   201,838,256   $      --   $   201,838,256
Derivatives:
   Forward Swaps*                       --         1,324,800          --         1,324,800
   Futures Contracts*              (81,784)               --          --           (81,784)
-------------------------------------------------------------------------------------------
Total                            $ (81,784)  $   203,163,056   $      --   $   203,081,272
===========================================================================================

*     Represents net unrealized appreciation (depreciation).

98 Nuveen Investments

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

HIGH INCOME OPPORTUNITY (NMZ)

                                                             LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                                           --------------------------------------------------------------------------------------
                                                    ASSET DERIVATIVES                           LIABILITY DERIVATIVES
UNDERLYING     DERIVATIVE                  -------------------------------------   ----------------------------------------------
RISK EXPOSURE  INSTRUMENT                  LOCATION                        VALUE   LOCATION                                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate  Forward Swaps               Unrealized appreciation                 Unrealized depreciation
                                           on forward swaps*         $ 1,182,800   on forward swaps*                 $    888,000
==================================================================================================================================

HIGH INCOME OPPORTUNITY 2 (NMD)

                                                             LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES
                                           --------------------------------------------------------------------------------------
                                                    ASSET DERIVATIVES                           LIABILITY DERIVATIVES
UNDERLYING     DERIVATIVE                  -------------------------------------   ----------------------------------------------
RISK EXPOSURE  INSTRUMENT                  LOCATION                        VALUE   LOCATION                                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate  Forward Swaps               Unrealized appreciation
                                           on forward swaps*         $ 1,324,800   --                                $         --
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate  Futures                     --                                 --   Deposits with brokers for open          81,784
                                                                                   futures contracts and Payable
                                                                                   for variation margin on futures
                                                                                   contracts**
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                $ 1,324,800                                     $     81,784
==================================================================================================================================

* Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments.

** Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

                                                                                                              PREMIERE
                                                                                                                INCOME
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                                                                       (NPF)
-----------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                         $  (4,125,000)
=======================================================================================================================

                                                                                           HIGH INCOME     HIGH INCOME
                                                                                           OPPORTUNITY   OPPORTUNITY 2
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                                                   (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                          $ (4,745,444)  $  (1,952,740)
=======================================================================================================================

                                                                               PREMIERE    HIGH INCOME     HIGH INCOME
                                                                                 INCOME    OPPORTUNITY   OPPORTUNITY 2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD SWAPS              (NPF)          (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                            $ 3,882,335   $    294,800   $   1,324,800
=======================================================================================================================

                                                                                           HIGH INCOME     HIGH INCOME
                                                                                           OPPORTUNITY   OPPORTUNITY 2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES CONTRACTS                         (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                          $ (1,213,249)  $    (551,429)
=======================================================================================================================

                                                           Nuveen Investments 99

| Notes to
| Financial Statements (continued)

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                           INVESTMENT QUALITY (NQM)       SELECT QUALITY (NQS)          QUALITY INCOME (NQU)
                                          -------------------------     ------------------------    ----------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED        YEAR ENDED
                                            10/31/09       10/31/08       10/31/09      10/31/08      10/31/09          10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
      reinvestment of distributions               --             --         12,611        11,184            --                --
   Repurchased                                    --             --             --            --            --                --
=================================================================================================================================
Weighted average Common share:
   Price per share repurchased                    --             --             --            --            --                --
   Discount per share repurchased                 --             --             --            --            --                --
=================================================================================================================================

                                                                              HIGH INCOME                  HIGH INCOME
                                             PREMIER INCOME (NPF)           OPPORTUNITY (NMZ)           OPPORTUNITY 2 (NMD)
                                          -------------------------     ------------------------    ----------------------------
                                                                                                                         FOR THE
                                                                                                                 PERIOD 11/15/07
                                                                                                                   (COMMENCEMENT
                                                                                                                   OF OPERATIONS)
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED           THROUGH
                                            10/31/09       10/31/08       10/31/09      10/31/08      10/31/09          10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                          --             --             --            --            --        15,750,000
   Sold through shelf offering**                  --             --      1,900,000       297,054            --                --
   Issued to shareholders due to
      reinvestment of distributions               --             --         62,054        48,248       174,451            96,739
   Repurchased                               (15,700)        (4,500)            --            --            --                --
---------------------------------------------------------------------------------------------------------------------------------
                                             (15,700)        (4,500)     1,962,054       345,302       174,451        15,846,739
=================================================================================================================================

Weighted average Common share:
   Price per share repurchased                 10.51          12.69             --            --            --                --
   Discount per share repurchased              17.21%         12.99%            --            --            --                --
   Premium per shelf offering share sold          --             --          11.92%         4.99%           --                --
=================================================================================================================================

* High Income Opportunity 2 (NMD) was the only Fund to sell shares of Common stock during the fiscal years ended October 31, 2009 and October 31, 2008.

** High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) are the only Funds authorized to issue additional shares of its Common stock through a shelf offering.

Preferred Shares

High Income Opportunity 2 (NMD) has not issued Preferred shares since commencement of operations on November 15, 2007. Transactions in Preferred shares were as follows:

                                              INVESTMENT QUALITY (NQM)                          SELECT QUALITY (NQS)
                                   --------------------------------------------   ---------------------------------------------
                                        YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                         10/31/09                10/31/08                10/31/09                10/31/08
                                   --------------------------------------------------------------------------------------------
                                   SHARES        AMOUNT   SHARES         AMOUNT   SHARES         AMOUNT   SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
   Series M                           156  $  3,900,000      594   $ 14,850,000      117   $  2,925,000       82   $  2,050,000
   Series T                           156     3,900,000      594     14,850,000      117      2,925,000       82      2,050,000
   Series W                           156     3,900,000      595     14,875,000      164      4,100,000      114      2,850,000
   Series TH                          126     3,150,000      485     12,125,000       91      2,275,000       64      1,600,000
   Series F                           156     3,900,000      594     14,850,000      163      4,075,000      115      2,875,000
--------------------------------------------------------------------------------------------------------------------------------
Total                                 750  $ 18,750,000    2,862   $ 71,550,000      652   $ 16,300,000      457   $ 11,425,000
================================================================================================================================

100 Nuveen Investments

                                               QUALITY INCOME (NQU)                         PREMIER INCOME (NPF)
                                  ---------------------------------------------   ---------------------------------------
                                        YEAR ENDED             YEAR ENDED            YEAR ENDED          YEAR ENDED
                                         10/31/09               10/31/08              10/31/09            10/31/08
                                  ---------------------------------------------------------------------------------------
                                  SHARES         AMOUNT   SHARES         AMOUNT   SHARES   AMOUNT   SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
   Series M                          196   $  4,900,000      237   $  5,925,000       --   $   --      231   $  5,775,000
   Series T                          195      4,875,000      236      5,900,000       --       --      647     16,175,000
   Series W                          196      4,900,000      236      5,900,000       --       --       --             --
   Series W2                         136      3,400,000      164      4,100,000       --       --       --             --
   Series TH                         261      6,525,000      316      7,900,000       --       --      648     16,200,000
   Series F                          196      4,900,000      236      5,900,000       --       --       --             --
--------------------------------------------------------------------------------------------------------------------------
Total                              1,180   $ 29,500,000    1,425   $ 35,625,000       --   $   --    1,526   $ 38,150,000
==========================================================================================================================

                                                                                           HIGH INCOME OPPORTUNITY (NMZ)
                                                                                  ---------------------------------------------
                                                                                        YEAR ENDED              YEAR ENDED
                                                                                         10/31/09                10/31/08
                                                                                  ---------------------------------------------
                                                                                  SHARES         AMOUNT   SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
   Series M                                                                          864   $ 21,600,000      310   $  7,750,000
   Series T                                                                          468     11,700,000      145      3,625,000
   Series W                                                                          468     11,700,000      145      3,625,000
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                              1,800   $ 45,000,000      600   $ 15,000,000
================================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2009, were as follows:

                                      INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                         QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                            (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                          $  72,943,203   $  56,888,488   $    98,638,198   $  30,011,606   $  92,741,796   $  79,985,933
Sales and maturities                  59,310,793      76,086,298       130,598,787      32,840,579     136,261,028      98,020,087
===================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                      INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                         QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                            (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)
-----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                $ 696,605,583   $ 711,263,556   $ 1,120,923,962   $ 389,952,202   $ 401,150,974   $ 224,471,301
===================================================================================================================================

                                                          Nuveen Investments 101

| Notes to
| Financial Statements (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                  INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                     QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                        (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                $  40,473,637   $  33,089,197   $    65,507,800   $  20,772,336   $  25,260,676   $   7,986,500
   Depreciation                  (32,561,891)    (31,992,224)      (46,703,761)    (15,725,435)    (49,517,035)    (30,619,545)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of
   investments                 $   7,911,746   $   1,096,973   $    18,804,039   $   5,046,901   $ (24,256,359)  $ (22,633,045)
===============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' tax year end, were as follows:

                                  INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                     QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                        (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt
   income *                    $   7,653,863   $   7,736,348   $    12,160,734   $   3,674,261   $   2,380,245   $   1,791,876
Undistributed net ordinary
   income **                           5,782             818            85,425              --         113,393          60,076
Undistributed net long-term
   capital gains                          --         555,014                --              --              --              --
===============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2009 and October 31, 2008 was designated for purposes of the dividends paid deduction as follows:

                                  INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                     QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
2009                                    (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income ***       $  28,837,685   $  30,740,421   $    46,239,909   $  15,422,213   $  25,228,758   $  15,300,039
Distributions from net
   ordinary income **                104,651              --                --              --       1,107,374              --
Distributions from net
   long-term capital
   gains ****                      1,470,419              --                --              --              --              --
===============================================================================================================================

                                  INVESTMENT          SELECT           QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                     QUALITY         QUALITY            INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
2008                                    (NQM)           (NQS)             (NQU)           (NPF)           (NMZ)           (NMD)*****
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income           $  37,735,721   $  37,664,043   $    55,938,511   $  19,090,394   $  28,742,490   $  11,191,457
Distributions from net
   ordinary income **                202,710              --                --              --          87,468              --
Distributions from net
   long-term capital gains                --              --                --              --       2,667,895              --
===============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2009.

***** For the period November 15, 2007 (commencement of operations) through
      October 31, 2008.

At October 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                        INVESTMENT        QUALITY           PREMIER       HIGH INCOME         HIGH INCOME
                           QUALITY         INCOME            INCOME       OPPORTUNITY       OPPORTUNITY 2
                              (NQM)          (NQU)             (NPF)             (NMZ)               (NMD)
----------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011   $         --   $  7,997,041   $            --   $            --   $              --
   October 31, 2013             --             --           156,322                --                  --
   October 31, 2016             --             --         3,445,683        12,880,924           4,564,842
   October 31, 2017      1,915,769             --         4,764,079        34,412,364          28,536,506
----------------------------------------------------------------------------------------------------------
Total                 $  1,915,769   $  7,997,041   $     8,366,084   $    47,293,288   $      33,101,348
==========================================================================================================

102 Nuveen Investments

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
                                                            QUALITY INCOME (NQU)
                                                            PREMIER INCOME (NPF)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                   HIGH INCOME OPPORTUNITY (NMZ)
                                            HIGH INCOME OPPORTUNITY FUND 2 (NMD)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET
BREAKPOINT LEVEL (1)                          EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

                                                          Nuveen Investments 103

| Notes to
| Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
NOVEMBER 30,                               NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                     .32%             2009                             .24%
2004                      .32              2010                             .16
2005                      .32              2011                             .08
2006                      .32
2007                      .32
2008                      .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

During the fiscal year ended October 31, 2009, Nuveen Investments, LLC received commissions of $124,869 related to the sale of Common shares as a result of the High Income Opportunity (NMZ) shelf offering.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. BORROWINGS

During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused High Income Opportunity 2 (NMD) to postpone its auction rate preferred shares offering, and subsequent failed auctions of the auction rate preferred shares issued by other closed-end funds have postponed the issuance of the Fund's auction rate preferred shares indefinitely. Management determined that leveraging the Fund with debt as a replacement for the auction rate preferred shares continued to benefit the Fund's shareholders. As a result, the Fund entered into a $50 million senior committed secured 364-day revolving line of credit with its custodian bank. During the current fiscal period, the Fund extended the maturity date of its line of credit to July 29, 2010. Amounts drawn on the line of credit are recognized as "Borrowings" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2009, the average daily balance outstanding on the line of credit and average annual interest rate were $37,296,443 and 1.00%, respectively. Interest on the line of credit is calculated at a rate per annum of the Federal Funds Rate plus .75%. Interest expense incurred on the line of credit is included as a component of "Interest expense" on the Statement of Operations. In addition interest expense, the Fund accrued a commitment fee of .15% per annum on the unused portion of the line of credit which is included as a component of "Other" expenses on the Statement of Operations.

104 Nuveen Investments

10. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                     INVESTMENT    SELECT   QUALITY   PREMIER   HIGH INCOME     HIGH INCOME
                        QUALITY   QUALITY    INCOME    INCOME   OPPORTUNITY   OPPORTUNITY 2
                           (NQM)     (NQS)     (NQU)     (NPF)         (NMZ)           (NMD)
--------------------------------------------------------------------------------------------
Dividend per share   $    .0700   $ .0750   $ .0720   $ .0660   $     .0835   $       .0800
============================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

                                                          Nuveen Investments 105

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                             INVESTMENT OPERATIONS
                                     -------------------------------------------------------------------
                                                                 DISTRIBUTIONS   DISTRIBUTIONS
                          BEGINNING                                   FROM NET            FROM
                             COMMON                       NET       INVESTMENT         CAPITAL
                              SHARE         NET     REALIZED/        INCOME TO        GAINS TO
                          NET ASSET  INVESTMENT    UNREALIZED        PREFERRED       PREFERRED
                              VALUE      INCOME   GAIN (LOSS)     SHAREHOLDERS+   SHAREHOLDERS+    TOTAL
--------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                      $   12.18  $     1.02   $      1.91    $        (.04)  $        (.01)  $  2.88
2008                          15.03        1.01         (2.80)            (.29)             --     (2.08)
2007                          15.71        1.02          (.60)            (.30)             --       .12
2006                          15.49        1.05           .42             (.24)           (.03)     1.20
2005                          16.06        1.05          (.39)            (.16)           (.01)      .49

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          12.01        1.12          1.92             (.06)             --      2.98
2008                          15.05        1.08         (3.02)            (.30)             --     (2.24)
2007                          15.62        1.07          (.52)            (.29)             --       .26
2006                          15.46        1.07           .23             (.26)             --      1.04
2005                          15.69        1.06          (.16)            (.16)             --       .74
========================================================================================================

                                   LESS DISTRIBUTIONS
                         ------------------------------------
                                NET                                   OFFERING
                         INVESTMENT     CAPITAL                      COSTS AND          ENDING
                          INCOME TO    GAINS TO                      PREFERRED          COMMON
                             COMMON      COMMON                          SHARE           SHARE    ENDING
                             SHARE-      SHARE-                   UNDERWRITING       NET ASSET    MARKET
                            HOLDERS     HOLDERS         TOTAL        DISCOUNTS           VALUE     VALUE
--------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                      $    (.77) $     (.03)  $      (.80)   $          --   $       14.26   $ 13.13
2008                           (.77)         --          (.77)              --           12.18     10.64
2007                           (.80)         --          (.80)              --           15.03     13.88
2006                           (.84)       (.14)         (.98)              --           15.71     15.60
2005                           (.96)       (.10)        (1.06)              --           15.49     14.45

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           (.85)         --          (.85)              --           14.14     13.77
2008                           (.80)         --          (.80)              --           12.01     10.99
2007                           (.83)         --          (.83)              --           15.05     15.00
2006                           (.88)         --          (.88)              --           15.62     15.47
2005                           (.97)         --          (.97)              --           15.46     14.83
========================================================================================================

                                                PREFERRED SHARES AT END OF PERIOD
                                            ----------------------------------------
                                              AGGREGATE     LIQUIDATION
                                                 AMOUNT      AND MARKET        ASSET
                                            OUTSTANDING           VALUE     COVERAGE
                                                  (000)       PER SHARE    PER SHARE
------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                        $   210,700     $    25,000    $  85,621
2008                                            229,450          25,000       72,545
2007                                            301,000          25,000       69,706
2006                                            301,000          25,000       71,634
2005                                            301,000          25,000       71,001

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                            251,275          25,000       72,879
2008                                            267,575          25,000       63,171
2007                                            279,000          25,000       70,849
2006                                            279,000          25,000       72,491
2005                                            279,000          25,000       71,953
====================================================================================

106 Nuveen Investments

                                                                            RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------------------------
                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                           APPLICABLE TO COMMON SHARES
                                TOTAL RETURNS                              BEFORE REIMBURSEMENT/REFUND
                             ------------------                      ---------------------------------------
                                          BASED         ENDING
                                             ON            NET
                              BASED      COMMON         ASSETS
                                 ON   SHARE NET     APPLICABLE        EXPENSES        EXPENSES           NET   PORTFOLIO
                             MARKET       ASSET      TO COMMON       INCLUDING       EXCLUDING    INVESTMENT    TURNOVER
                              VALUE*      VALUE*  SHARES (000)        INTEREST++(A)   INTEREST++      INCOME++      RATE
------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          31.77%      24.35%  $    510,910            1.34%           1.17%         7.66%          8%
2008                         (18.72)     (14.43)       436,370            1.46            1.20          7.07           9
2007                          (6.17)        .82        538,266            1.35            1.19          6.67          11
2006                          15.33        8.09        561,471            1.20            1.20          6.79          10
2005                           1.17        3.10        553,857            1.20            1.20          6.59          22

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:

2009                          34.19       25.67        481,233            1.29            1.25          8.66           8
2008                         (22.19)     (15.50)       408,541            1.27            1.22          7.54          10
2007                           2.31        1.70        511,670            1.21            1.18          6.95           8
2006                          10.47        6.94        529,996            1.18            1.18          6.91           5
2005                           4.14        4.77        523,994            1.18            1.18          6.76           4
========================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 107

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                              INVESTMENT OPERATIONS
                                      ---------------------------------------------------------------------
                                                                 DISTRIBUTIONS   DISTRIBUTIONS
                          BEGINNING                                   FROM NET            FROM
                             COMMON                       NET       INVESTMENT         CAPITAL
                              SHARE          NET    REALIZED/        INCOME TO        GAINS TO
                          NET ASSET   INVESTMENT   UNREALIZED        PREFERRED       PREFERRED
                              VALUE       INCOME  GAIN (LOSS)     SHAREHOLDERS+   SHAREHOLDERS+       TOTAL
-----------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                     $    12.68   $     1.05  $      1.42    $        (.06)  $          --   $     2.41
2008                          14.94         1.03        (2.26)            (.30)             --        (1.53)
2007                          15.49         1.01         (.51)            (.30)             --          .20
2006                          15.26         1.01          .30             (.26)             --         1.05
2005                          15.54         1.02         (.22)            (.16)             --          .64

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          11.68          .96         2.00             (.05)             --         2.91
2008                          14.79          .94        (3.09)            (.28)             --        (2.43)
2007                          15.39          .95         (.59)            (.29)             --          .07
2006                          14.90          .94          .51             (.26)             --         1.19
2005                          15.53          .94         (.39)            (.16)           (.01)         .38
===========================================================================================================

                                   LESS DISTRIBUTIONS
                         ------------------------------------
                                NET                                   OFFERING
                         INVESTMENT      CAPITAL                     COSTS AND          ENDING
                          INCOME TO     GAINS TO                     PREFERRED          COMMON
                             COMMON       COMMON                         SHARE           SHARE       ENDING
                             SHARE-       SHARE-                  UNDERWRITING       NET ASSET       MARKET
                            HOLDERS      HOLDERS        TOTAL        DISCOUNTS           VALUE        VALUE
-----------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                     $     (.80)  $       --  $      (.80)    $         --   $       14.29   $    13.26
2008                           (.73)          --         (.73)              --           12.68        11.67
2007                           (.75)          --         (.75)              --           14.94        13.64
2006                           (.82)          --         (.82)              --           15.49        14.73
2005                           (.92)          --         (.92)              --           15.26        14.34

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           (.73)          --         (.73)              --           13.86        12.40
2008                           (.68)          --         (.68)              --           11.68        10.07
2007                           (.67)          --         (.67)              --           14.79        13.30
2006                           (.70)          --         (.70)              --           15.39        13.65
2005                           (.88)        (.13)       (1.01)              --           14.90        13.57
===========================================================================================================

                                              PREFERRED SHARES AT END OF PERIOD
                                        ---------------------------------------------
                                          AGGREGATE      LIQUIDATION
                                             AMOUNT       AND MARKET            ASSET
                                        OUTSTANDING            VALUE         COVERAGE
                                              (000)        PER SHARE        PER SHARE
-------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                    $   386,875      $    25,000        $  75,080
2008                                        416,375           25,000           66,284
2007                                        452,000           25,000           69,806
2006                                        452,000           25,000           71,446
2005                                        452,000           25,000           70,745

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                        126,850           25,000           79,330
2008                                        126,850           25,000           70,825
2007                                        165,000           25,000           69,603
2006                                        165,000           25,000           71,839
2005                                        165,000           25,000           70,367
=====================================================================================

108 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                  -------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                        APPLICABLE TO COMMON SHARES
                                 TOTAL RETURNS                              BEFORE REIMBURSEMENT
                             -------------------                  ---------------------------------------
                                           BASED        ENDING
                                              ON           NET
                              BASED       COMMON        ASSETS
                                 ON    SHARE NET    APPLICABLE     EXPENSES        EXPENSES           NET   PORTFOLIO
                             MARKET        ASSET     TO COMMON    INCLUDING       EXCLUDING    INVESTMENT    TURNOVER
                             VALUE*        VALUE* SHARES (000)     INTEREST++(A)   INTEREST++      INCOME++      RATE
---------------------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          21.10%       19.58%  $   774,982         1.28%           1.20%         7.80%          8%
2008                          (9.55)      (10.67)      687,593         1.38            1.19          7.15           9
2007                          (2.54)        1.31       810,086         1.38            1.17          6.65           5
2006                           8.55         7.07       839,751         1.18            1.18          6.62          11
2005                           4.78         4.15       827,077         1.18            1.18          6.57           6

PREMIER INCOME (NPF)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                          31.11        25.53       275,671         1.43            1.21          7.47           7
2008                         (19.97)      (17.03)      232,517         1.78            1.23          6.74           7
2007                           2.28          .48       294,378         1.84            1.20          6.30          10
2006                           5.93         8.20       309,140         1.24            1.24          6.27          35
2005                           1.05         2.49       299,423         1.23            1.23          6.16          20
=====================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 109

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                    INVESTMENT OPERATIONS
                                          ---------------------------------------------------------------------------
                                                                        DISTRIBUTIONS      DISTRIBUTIONS
                             BEGINNING                                       FROM NET               FROM
                                COMMON                          NET        INVESTMENT            CAPITAL
                                 SHARE            NET     REALIZED/         INCOME TO           GAINS TO
                             NET ASSET     INVESTMENT    UNREALIZED         PREFERRED          PREFERRED
                                 VALUE         INCOME   GAIN (LOSS)      SHAREHOLDERS+      SHAREHOLDERS+      TOTAL
---------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                         $    9.63    $      1.06   $      1.57     $        (.04)     $          --    $    2.59
2008                             15.36           1.29         (5.70)             (.23)              (.02)       (4.66)
2007                             16.00           1.23          (.65)             (.24)                --***       .34
2006                             15.36           1.21           .65              (.19)                --         1.67
2005                             14.87           1.22           .54              (.13)              (.01)        1.62

HIGH INCOME OPPORTUNITY 2 (NMD)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                              9.13            .92          1.79               N/A                N/A         2.71
2008(c)                          14.33            .89         (5.27)              N/A                N/A        (4.38)
=====================================================================================================================

                                      LESS DISTRIBUTIONS
                            -------------------------------------
                                   NET                                    OFFERING
                            INVESTMENT     CAPITAL                       COSTS AND         ENDING
                             INCOME TO    GAINS TO                       PREFERRED         COMMON
                                COMMON      COMMON                           SHARE          SHARE       ENDING
                                SHARE-      SHARE-                    UNDERWRITING      NET ASSET       MARKET
                               HOLDERS     HOLDERS          TOTAL        DISCOUNTS          VALUE        VALUE
--------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $    (1.04)   $        --    $  (1.04)    $         --***   $   11.18    $   11.92
2008                              (.98)          (.09)      (1.07)              --***        9.63        11.02
2007                              (.98)            --***     (.98)              --          15.36        15.82
2006                             (1.04)            --       (1.04)             .01          16.00        17.25
2005                             (1.07)          (.06)      (1.13)              --          15.36        15.99

HIGH INCOME OPPORTUNITY 2 (NMD)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                              (.96)            --        (.96)              --          10.88        11.39
2008(c)                           (.79)            --        (.79)            (.03)          9.13        10.04
==============================================================================================================

                                                                              BORROWINGS AT
                                   PREFERRED SHARES AT END OF PERIOD          END OF PERIOD
                                 -------------------------------------   ------------------------
                                   AGGREGATE   LIQUIDATION                 AGGREGATE
                                      AMOUNT    AND MARKET       ASSET        AMOUNT        ASSET
                                 OUTSTANDING         VALUE    COVERAGE   OUTSTANDING     COVERAGE
                                       (000)     PER SHARE   PER SHARE         (000)   PER $1,000
-------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                             $    95,000   $    25,000   $ 101,043   $        --   $       --
2008                                 155,000        25,000      62,117            --           --
2007                                 155,000        25,000      83,304            --           --
2006                                 155,000        25,000      85,113            --           --
2005                                 155,000        25,000      82,585            --           --

HIGH INCOME OPPORTUNITY 2 (NMD)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                     N/A           N/A         N/A        35,000        5,982
2008(c)                                  N/A           N/A         N/A        40,000        4,619
=================================================================================================

110 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                        ----------------------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                                  APPLICABLE TO COMMON SHARES
                                       TOTAL RETURNS                                 BEFORE REIMBURSEMENT
                                   -------------------                  ----------------------------------------------
                                                 BASED         ENDING
                                                    ON            NET
                                    BASED       COMMON         ASSETS
                                       ON    SHARE NET     APPLICABLE    EXPENSES           EXPENSES           NET
                                   MARKET        ASSET      TO COMMON   INCLUDING          EXCLUDING    INVESTMENT
                                   VALUE*       VALUE*   SHARES (000)    INTEREST++(a)(b)   INTEREST++      INCOME++
----------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                20.00%       30.90%  $    288,963        1.53%              1.50%        10.88%
2008                               (24.77)      (32.63)       230,123        1.56               1.36          8.95
2007                                (2.68)        2.14        361,484        1.50               1.28          7.31
2006                                14.79        11.34        372,700        1.21               1.21          7.31
2005                                14.35        11.20        357,025        1.20               1.20          7.54

HIGH INCOME OPPORTUNITY 2 (NMD)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                25.45        32.43        174,353        1.50               1.24         10.07
2008(c)                            (28.82)      (32.15)       144,745        1.19****            .89****      6.69****
======================================================================================================================

                                                   RATIOS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                 APPLICABLE TO COMMON SHARES
                                                      AFTER REIMBURSEMENT**
                                  --------------------------------------------------------
                                   EXPENSES           EXPENSES            NET    PORTFOLIO
                                  INCLUDING          EXCLUDING     INVESTMENT     TURNOVER
                                   INTEREST++(a)(b)   INTEREST++       INCOME++       RATE
-------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   1.17%              1.14%         11.24%          28%
2008                                   1.08                .88           9.43           23
2007                                   1.05                .83           7.76           12
2006                                    .75                .75           7.77            9
2005                                    .74                .74           8.00            6

HIGH INCOME OPPORTUNITY 2 (NMD)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   1.50               1.24          10.07           45
2008(c)                                 .82****            .89****       7.06****       22
===========================================================================================

N/A High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through October 31, 2009.

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and Borrowings, where applicable.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b) Each Ratio of Expenses Including Interest to Average Net Assets Applicable to Common Shares for High Income Opportunity 2 (NMD) includes the effect of the interest expense paid on Fund borrowings, as described in Footnote 9 - Borrowings as follows:

                                        Ratios of Borrowings Interest Expense to
                                  Average Net Assets Applicable to Common Shares
--------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY 2 (NMD)
--------------------------------------------------------------------------------
Year Ended 10/31:
2009                                                                     .26%
2008(c)                                                                  .30****
================================================================================

(c) For the period November 15, 2007 (commencement of operations) through October 31, 2008.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 111

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                       NUMBER               PRINCIPAL
                                                      YEAR FIRST       OF PORTFOLIOS        OCCUPATION(S)
      NAME,                                           ELECTED OR       IN FUND COMPLEX      INCLUDING OTHER
      BIRTHDATE                  POSITION(S) HELD     APPOINTED AND    OVERSEEN BY BOARD    DIRECTORSHIPS
      & ADDRESS                  WITH THE FUNDS       TERM(1)          MEMBER               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                                     Private Investor and Management
      8/22/40                    Chairman of          1997             198                  Consultant; Treasurer and Director,
      333 W. Wacker Drive        the Board                                                  Humanities Council of Washington D.C.
      Chicago, IL 60606          and Board Member

o     JACK B. EVANS                                                                         President, The Hall-Perrine Foundation,
      10/22/48                                                                              a private philanthropic corporation
      333 W. Wacker Drive        Board Member         1999             198                  (since 1996); Director and Chairman,
      Chicago, IL 60606                                                                     United Fire Group, a publicly held
                                                                                            company; President Pro Tem of the Board
                                                                                            of Regents for the State of Iowa
                                                                                            University System; Director, Gazette
                                                                                            Companies; Life Trustee of Coe College
                                                                                            and the Iowa College Foundation;
                                                                                            formerly, Director, Alliant Energy;
                                                                                            formerly, Director, Federal Reserve Bank
                                                                                            of Chicago; formerly, President and
                                                                                            Chief Operating Officer, SCI Financial
                                                                                            Group, Inc., a regional financial
                                                                                            services firm.

o     WILLIAM C. HUNTER                                                                     Dean, Tippie College of Business,
      3/6/48                                                                                University of Iowa (since 2006);
      333 W. Wacker Drive        Board Member         2004             198                  Director (since 2004) of Xerox
      Chicago, IL 60606                                                                     Corporation; Director (since 2005), Beta
                                                                                            Gamma Sigma International Honor Society;
                                                                                            formerly, Dean and Distinguished
                                                                                            Professor of Finance, School of Business
                                                                                            at the University of Connecticut
                                                                                            (2003-2006); previously, Senior Vice
                                                                                            President and Director of Research at
                                                                                            the Federal Reserve Bank of Chicago
                                                                                            (1995-2003); Director, SS&C
                                                                                            Technologies, Inc. (May 2005-October
                                                                                            2005); formerly, Director (1997-2007),
                                                                                            Credit Research Center at Georgetown
                                                                                            University.

o     DAVID J. KUNDERT                                                                      Director, Northwestern Mutual Wealth
      10/28/42                                                                              Management Company; retired (since 2004)
      333 W. Wacker Drive        Board Member         2005             198                  as Chairman, JPMorgan Fleming Asset
      Chicago, IL 60606                                                                     Management, President and CEO, Banc One
                                                                                            Investment Advisors Corporation, and
                                                                                            President, One Group Mutual Funds; prior
                                                                                            thereto, Executive Vice President, Banc
                                                                                            One Corporation and Chairman and CEO,
                                                                                            Banc One Investment Management Group;
                                                                                            Member, Board of Regents, Luther
                                                                                            College; member of the Wisconsin Bar
                                                                                            Association; member of Board of
                                                                                            Directors, Friends of Boerner Botanical
                                                                                            Gardens; member of Investment Committee,
                                                                                            Greater Milwaukee Foundation.

o     WILLIAM J. SCHNEIDER                                                                  Chairman of Miller-Valentine Partners
      9/24/44                                                                               Ltd., a real estate investment company;
      333 W. Wacker Drive        Board Member         1997             198                  formerly, Senior Partner and Chief
      Chicago, IL 60606                                                                     Operating Officer (retired, 2004) of
                                                                                            Miller-Valentine Group; member,
                                                                                            University of Dayton Business School
                                                                                            Advisory Council; member, Dayton
                                                                                            Philharmonic Orchestra Association;
                                                                                            formerly, member, Business Advisory
                                                                                            Council, Cleveland Federal Reserve Bank;
                                                                                            formerly, Director, Dayton Development
                                                                                            Coalition.

112 Nuveen Investments

                                                                       NUMBER               PRINCIPAL
                                                      YEAR FIRST       OF PORTFOLIOS        OCCUPATION(S)
      NAME,                                           ELECTED OR       IN FUND COMPLEX      INCLUDING OTHER
      BIRTHDATE                  POSITION(S) HELD     APPOINTED AND    OVERSEEN BY BOARD    DIRECTORSHIPS
      & ADDRESS                  WITH THE FUNDS       TERM(1)          MEMBER               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                                   Executive Director, Gaylord and Dorothy
      12/29/47                                                                              Donnelley Foundation (since 1994); prior
      333 W. Wacker Drive        Board Member         1997             198                  thereto, Executive Director, Great Lakes
      Chicago, IL 60606                                                                     Protection Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                       Director, Chicago Board Options Exchange
      6/28/47                                                                               (since 2006); Director, C2 Options
      333 W. Wacker Drive        Board Member         2007             198                  Exchange, Incorporated (since 2009);
      Chicago, IL 60606                                                                     Commissioner, New York State Commission
                                                                                            on Public Authority Reform (since 2005);
                                                                                            formerly, Chair, New York Racing
                                                                                            Association Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                                       Director, Legal & General Investment
      9/29/59                                                                               Management America, Inc. (since 2008);
      333 W. Wacker Drive        Board Member         2008             198                  Managing Partner, Musso Capital
      Chicago, IL 60606                                                                     Management (since 2008); formerly, CEO
                                                                                            and President, Northern Trust
                                                                                            Investments (2004-2007); Executive Vice
                                                                                            President, Quantitative Management &
                                                                                            Securities Lending (2004-2007); prior
                                                                                            thereto, various positions with Northern
                                                                                            Trust Company (since 1994); Member:
                                                                                            Goodman Theatre Board (since 2004),
                                                                                            Chicago Fellowship Boards (since 2005),
                                                                                            University of Illinois Leadership
                                                                                            Council Board (since 2007) and Catalyst
                                                                                            Schools of Chicago Board (since 2008);
                                                                                            formerly, Member: Northern Trust Mutual
                                                                                            Funds Board (2005-2007), Northern Trust
                                                                                            Investments Board (2004-2007), Northern
                                                                                            Trust Japan Board (2004-2007), Northern
                                                                                            Trust Securities Inc. Board (2003-2007)
                                                                                            and Northern Trust Hong Kong Board
                                                                                            (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                    Chief Executive Officer (since July
      6/14/61                                                                               2007) and Director (since 1999) of
      333 W. Wacker Drive        Board Member         2008             198                  Nuveen Investments, Inc.; Chief
      Chicago, IL 60606                                                                     Executive Officer (since 2007) of Nuveen
                                                                                            Asset Management, Nuveen Investments
                                                                                            Advisors, Inc. formerly, President
                                                                                            (1999-2004) of Nuveen Advisory Corp. and
                                                                                            Nuveen Institutional Advisory Corp.(3)

                                                          Nuveen Investments 113

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE                  POSITION(S) HELD     ELECTED OR       OVERSEEN             OCCUPATION(S)
      AND ADDRESS                WITH THE FUNDS       APPOINTED(4)     BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                                  Managing Director (since 2002),
      9/9/56                     Chief                                                      Assistant Secretary and Associate
      333 W. Wacker Drive        Administrative       1988             198                  General Counsel of Nuveen Investments,
      Chicago, IL 60606          Officer                                                    LLC; Managing Director, Associate
                                                                                            General Counsel and Assistant Secretary,
                                                                                            of Nuveen Asset Management (since 2002)
                                                                                            and of Symphony Asset Management LLC,
                                                                                            (since 2003); Vice President and
                                                                                            Assistant Secretary of NWQ Investment
                                                                                            Management Company, LLC. (since 2002),
                                                                                            Nuveen Investments Advisers Inc. (since
                                                                                            2002), Tradewinds Global Investors, LLC,
                                                                                            and Santa Barbara Asset Management, LLC
                                                                                            (since 2006), Nuveen HydePark Group LLC
                                                                                            and Nuveen Investment Solutions, Inc.
                                                                                            (since 2007); Managing Director (since
                                                                                            2004) and Assistant Secretary (since
                                                                                            1994) of Nuveen Investments, Inc.;
                                                                                            formerly, Managing Director (2002-2004),
                                                                                            General Counsel (1998-2004) and
                                                                                            Assistant Secretary of Nuveen Advisory
                                                                                            Corp. and Nuveen Institutional Advisory
                                                                                            Corp.(3); Chartered Financial Analyst.

o     WILLIAM ADAMS IV                                                                      Executive Vice President of Nuveen
      6/9/55                                                                                Investments, Inc.; Executive Vice
      333 W. Wacker Drive        Vice President       2007             123                  President, U.S. Structured Products of
      Chicago, IL 60606                                                                     Nuveen Investments, LLC, (since 1999),
                                                                                            prior thereto, Managing Director of
                                                                                            Structured Investments.

o     MARK J.P. ANSON                                                                       President and Executive Director of
      6/10/59                                                                               Nuveen Investments, Inc. (since 2007);
      333 W. Wacker Drive        Vice President       2009             198                  President of Nuveen Investments
      Chicago, IL 60606                                                                     Institutional Services Group LLC (since
                                                                                            2007); previously, Chief Executive
                                                                                            Officer of the British Telecom Pension
                                                                                            Scheme (2006-2007) and Chief Investment
                                                                                            Officer of Calpers (1999-2006); PhD,
                                                                                            Chartered Financial Analyst, Chartered
                                                                                            Alternative Investment Analyst,
                                                                                            Certified Public Accountant, Certified
                                                                                            Management Accountant and Certified
                                                                                            Internal Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                                 Managing Director, (since 2004),
      1/11/62                                                                               previously, Vice President (1993-2004)
      333 W. Wacker Drive        Vice President       2007             123                  of Nuveen Investments, LLC.
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                                        Vice President (since 2007) of Nuveen
      6/1/68                                                                                Investments, LLC; previously, Portfolio
      333 W. Wacker Drive        Vice President       2009             198                  Manager, Allstate Investments, LLC
      Chicago, IL 60606                                                                     (1996-2006); Chartered Financial
                                                                                            Analyst.

o     MICHAEL T. ATKINSON                                                                   Vice President (since 2002) of Nuveen
      2/3/66                                                                                Investments, LLC.; Vice President of
      333 W. Wacker Drive        Vice President       2000             198                  Nuveen Asset Management (since 2005).
      Chicago, IL 60606          and Assistant
                                 Secretary

o     MARGO L. COOK                                                                         Executive Vice President (since Oct
      4/11/64                                                                               2008) of Nuveen Investments, Inc.;
      333 W. Wacker Drive        Vice President       2009             198                  previously, Head of Institutional Asset
      Chicago, IL 60606                                                                     Management (2007-2008) of Bear Stearns
                                                                                            Asset Management; Head of Institutional
                                                                                            Asset Mgt (1986-2007) of Bank of NY
                                                                                            Mellon; Chartered Financial Analyst.

o     LORNA C. FERGUSON                                                                     Managing Director (since 2004) of Nuveen
      10/24/45                                                                              Investments, LLC; Managing Director
      333 W. Wacker Drive        Vice President       1998             198                  (since 2005) of Nuveen Asset Management;
      Chicago, IL 60606                                                                     Managing Director (2004-2005), of Nuveen
                                                                                            Advisory Corp. and Nuveen Institutional
                                                                                            Advisory Corp.(3)

114 Nuveen Investments

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE                  POSITION(S) HELD     ELECTED OR       OVERSEEN             OCCUPATION(S)
      AND ADDRESS                WITH THE FUNDS       APPOINTED(4)     BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                                        Vice President (since 1993) and Funds
      5/31/54                                                                               Controller (since 1998) of Nuveen
      333 W. Wacker Drive        Vice President       1998             198                  Investments, LLC; Vice President (since
      Chicago, IL 60606          and Controller                                             2005) of Nuveen Asset Management;
                                                                                            Certified Public Accountant.

o     SCOTT S. GRACE                                                                        Managing Director, Corporate Finance &
      8/20/70                                                                               Development, Treasurer (since September
      333 West Wacker Drive      Vice President       2009             198                  2009) of Nuveen Investments, LLC,
      Chicago, IL 60606          and Treasurer                                              formerly, Treasurer (2006-2009), Senior
                                                                                            Vice President (2008-2009), previously,
                                                                                            Vice President (2006-2008) of Janus
                                                                                            Capital Group, Inc.; formerly. Senior
                                                                                            Associate in Morgan Stanley's Global
                                                                                            Financial Services Group (2000-2003);
                                                                                            Chartered Accountant Designation.

o     WILLIAM T. HUFFMAN                                                                    Chief Operating Officer, Municipal Fixed
      5/7/69                                                                                Income (since 2008) of Nuveen Asset
      333 W. Wacker Drive        Vice President       2009             134                  Management; previously, Chairman,
      Chicago, IL 60606                                                                     President and Chief Executive Officer
                                                                                            (2002 - 2007) of Northern Trust Global
                                                                                            Advisors, Inc. and Chief Executive
                                                                                            Officer (2007) of Northern Trust Global
                                                                                            Investments Limited; Certified Public
                                                                                            Accountant.

o     WALTER M. KELLY                                                                       Senior Vice President (since 2008), Vice
      2/24/70                                                                               President (2006-2008) formerly,
      333 W. Wacker Drive        Chief Compliance     2003             198                  Assistant Vice President and Assistant
      Chicago, IL 60606          Officer and                                                General Counsel (2003-2006) of Nuveen
                                 Vice President                                             Investments, LLC; Vice President (since
                                                                                            2006) and Assistant Secretary (since
                                                                                            2008) of Nuveen Asset Management.

o     DAVID J. LAMB                                                                         Senior Vice President (since 2009),
      3/22/63                                                                               formerly, Vice President (2000-2009) of
      333 W. Wacker Drive        Vice President       2000             198                  Nuveen Investments, LLC; Vice President
      Chicago, IL 60606                                                                     (since 2005) of Nuveen Asset Management;
                                                                                            Certified Public Accountant.

o     TINA M. LAZAR                                                                         Senior Vice President (since 2009),
      8/27/61                                                                               formerly, Vice President of Nuveen
      333 W. Wacker Drive        Vice President       2002             198                  Investments, LLC (1999-2009); Vice
      Chicago, IL 60606                                                                     President of Nuveen Asset Management
                                                                                            (since 2005).

o     LARRY W. MARTIN                                                                       Vice President, Assistant Secretary and
      7/27/51                                                                               Assistant General Counsel of Nuveen
      333 W. Wacker Drive        Vice President       1988             198                  Investments, LLC; Vice President (since
      Chicago, IL 60606          and Assistant                                              2005) and Assistant Secretary of Nuveen
                                 Secretary                                                  Investments, Inc.; Vice President (since
                                                                                            2005) and Assistant Secretary (since
                                                                                            1997) of Nuveen Asset Management; Vice
                                                                                            President and Assistant Secretary of
                                                                                            Nuveen Investments Advisers Inc. (since
                                                                                            2002); NWQ Investment Management
                                                                                            Company, LLC (since 2002), Symphony
                                                                                            Asset Management LLC (since 2003),
                                                                                            Tradewinds Global Investors, LLC, Santa
                                                                                            Barbara Asset Management LLC (since
                                                                                            2006) and of Nuveen HydePark Group, LLC
                                                                                            and Nuveen Investment Solutions, Inc.
                                                                                            (since 2007); formerly, Vice President
                                                                                            and Assistant Secretary of Nuveen
                                                                                            Advisory Corp. and Nuveen Institutional
                                                                                            Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                                     Managing Director (since 2008),
      3/26/66                                                                               formerly, Vice President (2007-2008),
      333 W. Wacker Drive        Vice President       2007             198                  Nuveen Investments, LLC; Managing
      Chicago, IL 60606          and Secretary                                              Director (since 2008), formerly, Vice
                                                                                            President, and Assistant Secretary,
                                                                                            Nuveen Asset Management, and Nuveen
                                                                                            Investments Holdings, Inc.; Vice
                                                                                            President (since 2007) and Assistant
                                                                                            Secretary, Nuveen Investment Advisers
                                                                                            Inc., Nuveen Investment Institutional
                                                                                            Services Group LLC, NWQ Investment
                                                                                            Management Company, LLC, Tradewinds
                                                                                            Global Investors LLC, NWQ Holdings, LLC,
                                                                                            Symphony Asset Management LLC, Santa
                                                                                            Barbara Asset Management LLC, Nuveen
                                                                                            HydePark Group, LLC and Nuveen
                                                                                            Investment Solutions, Inc. (since 2007);
                                                                                            prior thereto, Partner, Bell, Boyd &
                                                                                            Lloyd LLP (1997- 2007).

                                                          Nuveen Investments 115

                                                                       NUMBER
                                                                       OF PORTFOLIOS
      NAME,                                           YEAR FIRST       IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE                  POSITION(S) HELD     ELECTED OR       OVERSEEN             OCCUPATION(S)
      AND ADDRESS                WITH THE FUNDS       APPOINTED(4)     BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                        Chief Investment Officer and Managing
      4/10/67                                                                               Director (since 2007), formerly, Vice
      333 W. Wacker Drive        Vice President       2007             134                  President (2002-2007) of Nuveen Asset
      Chicago, IL 60606                                                                     Management and Managing Director (since
                                                                                            2007), formerly Vice President
                                                                                            (2002-2007) Nuveen Investments, LLC;
                                                                                            Chartered Financial Analyst.

o     GREGORY MINO                                                                          Vice President of Nuveen Investments,
      1/4/71                                                                                LLC (since 2008); previously, Director
      333 W. Wacker Drive        Vice President       2009             198                  (2004-2007) and Executive Director
      Chicago, IL 60606                                                                     (2007-2008) of UBS Global Asset
                                                                                            Management; previously, Vice President
                                                                                            (2000-2003) and Director (2003-2004) of
                                                                                            Merrill Lynch Investment Managers;
                                                                                            Chartered Financial Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                             Vice President, Nuveen Investments, LLC
      8/1/71                     Vice President       2008             198                  (since 2008); Vice President and
      333 W. Wacker Drive        and Assistant                                              Assistant Secretary, Nuveen Asset
      Chicago, IL 60606          Secretary                                                  Management (since 2008); prior thereto,
                                                                                            Associate, Skadden, Arps, Slate Meagher
                                                                                            & Flom LLP (2002-2008).

o     JAMES F. RUANE             Vice President       2007             198                  Vice President, Nuveen Investments, LLC
      7/3/62                     and Assistant                                              (since 2007); prior thereto, Partner,
      333 W. Wacker Drive        Secretary                                                  Deloitte & Touche USA LLP (2005-2007),
      Chicago, IL 60606                                                                     formerly, senior tax manager
                                                                                            (2002-2005); Certified Public
                                                                                            Accountant.

o     MARK L. WINGET             Vice President       2008             198                  Vice President, Nuveen Investments, LLC
      12/21/68                   and Assistant                                              (since 2008); Vice President and
      333 W. Wacker Drive        Secretary                                                  Assistant Secretary, Nuveen Asset
      Chicago, IL 60606                                                                     Management (since 2008); prior thereto,
                                                                                            Counsel, Vedder Price P.C. (1997-2007).

(1) For High Income Opportunity (NMZ), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NMZ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For High Income Opportunity 2
      (NMD), Board Members serve three year terms. The Board of Trustees for NMD is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

116 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                          Nuveen Investments 117
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a

118 Nuveen Investments
variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.    THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                          Nuveen Investments 119
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory, except as noted. With respect to the Nuveen Municipal High Income Opportunity Fund and the Nuveen Municipal High Income Opportunity Fund 2, based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members were satisfied with the steps taken to address performance issues during extraordinary times.

C.    FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
      1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved

120 Nuveen Investments
      and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                          Nuveen Investments 121

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

122 Nuveen Investments

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 123

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

124 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 125

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying

126 Nuveen Investments
      bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 127

Notes

128 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                        COMMON            PREFERRED
                        SHARES               SHARES
    FUND           REPURCHASED             REDEEMED

    NQM                     --                  750
    NQS                     --                  652
    NQU                     --                1,180
    NPF                 15,700                   --
    NMZ                     --                1,800
    NMD                     --                   --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 129

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

EAN-C-1009D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED           AUDIT-RELATED FEES                TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)              BILLED TO FUND (2)            BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                       $ 46,530                     $ 0                           $ 0                     $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                       $ 45,477                     $ 0                           $ 0                     $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                 $ 3,400                        $ 0                           $ 0                        $ 3,400
October 31, 2008                 $ 3,350                        $ 0                           $ 0                        $ 3,350

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                           FUND
THOMAS SPALDING                Nuveen Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company     11           $8.0 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    4            $16.6 million

* Assets are as of October 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,552 securities with an aggregate current market value of $1,178 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conficts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED IN
                                                                          EQUITY             THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
NAME OF PORTFOLIO                                                         BENEFICIALLY       BY NAM'S MUNICIPAL
MANAGER              FUND                                                 OWNED IN FUND      INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Thomas Spalding      Nuveen Quality Income Municipal Fund, Inc.           $0                 Over $1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 8, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
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By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------